NORTH AMERICA
FINANCIAL SERVICE INTERNATIONAL

ING MUTUAL FUNDS

Semi-Annual Report/April 30, 1999

[City Graphic]

[ING FUNDS LOGO]

ING MUTUAL FUNDS SEMI-ANNUAL REPORT
Data as of April 30, 1999

Stock Funds

                                   Cumulative Total Return(1)                      Cumulative Total Return(1)
                                   Without Sales Charge                            With Sales Charge
                                   --------------------                            -----------------
                                   CLASS A    CLASS B     CLASS C    CLASS X       CLASS A(9)    CLASS B(10)  CLASS C(10)
--------------------------------------------------------------------------------------------------------------------------
ING Small Cap Growth Fund (2)        2.60%      2.30%       2.30%     - 8.81%      - 3.30%       - 2.70%        1.30%
---------------------------------------------------------------------------------------------------------------------------
ING Focus Fund (3)                  19.60      19.30       19.30        9.86        12.72         14.30        18.30
---------------------------------------------------------------------------------------------------------------------------
ING Mid Cap Growth Fund (6)          0.90       0.60        0.60      - 4.37       - 4.90        - 4.40       - 0.40
---------------------------------------------------------------------------------------------------------------------------
ING Large Cap Growth Fund (2)       14.30      14.10       14.10        5.45         7.73          9.10        13.10
---------------------------------------------------------------------------------------------------------------------------
ING Tax Efficient Equity Fund (2)   17.30      17.30       16.90        5.60        10.56         12.30        15.90
---------------------------------------------------------------------------------------------------------------------------
ING Growth &Income Fund (3)         10.52      10.39       10.30        3.32         4.16          5.39         9.30
---------------------------------------------------------------------------------------------------------------------------



                 Cumulative Total Return(1)       Fund        Schedule of
                 With Sales Charge               Summary      Investments
                 -----------------               -------      -----------
                               CLASS X(10,11)
--------------------------------------------
ING Small Cap Growth Fund (2)    - 13.37%          page 2       page 17
-----------------------------------------------------------------------
ING Focus Fund (3)                  4.86           page 3       page 18
-----------------------------------------------------------------------
ING Mid Cap Growth Fund (6)       - 9.15           page 4       page 19
-----------------------------------------------------------------------
ING Large Cap Growth Fund (2)       0.45           page 5       page 21
-----------------------------------------------------------------------
ING Tax Efficient Equity Fund (2)   0.60           page 6       page 22
-----------------------------------------------------------------------
ING Growth &Income Fund (3)       - 1.68           page 7       page 23
-----------------------------------------------------------------------

GLOBAL/INTERNATIONAL FUNDS

                                               Cumulative Total Return(1)                      Cumulative Total Return(1)
                                               Without Sales Charge                            With Sales Charge
                                               --------------------                            -----------------
                                               CLASS A    CLASS B     CLASS C    CLASS X       CLASS A(9)    CLASS B(10) CLASS C(10)
------------------------------------------------------------------------------------------------------------------------------------
    Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
    ING International Bond Fund (2)            - 6.95%    - 7.12%     - 7.21%     - 6.11%       - 11.38%      - 11.74%     - 8.13%
    Stock Funds
-----------------------------------------------------------------------------------------------------------------------------------
    INGGlobal Information Technology Fund (2)   20.70      20.40       20.40       - 2.98         13.76         15.40       19.40
-----------------------------------------------------------------------------------------------------------------------------------
    ING European Equity Fund (5)                 6.90       6.70        6.70         1.33          0.75          1.70        5.70
-----------------------------------------------------------------------------------------------------------------------------------
    ING International Equity Fund (8)           12.00      11.80       11.70         9.18          5.56          6.80       10.70
-----------------------------------------------------------------------------------------------------------------------------------
    ING Global Brand Names Fund (4)             10.30      10.00       10.00         2.32          3.96          5.00        9.00
-----------------------------------------------------------------------------------------------------------------------------------

                 Cumulative Total Return(1)                 Fund        Schedule of
                 With Sales Charge                          Summary      Investments
                 -----------------                          -------      -----------
            CLASS X(10,11)
-------------------------------------------
    Bond Funds
-------------------------------------------
    ING International Bond Fund (2)          - 10.78%          page 8         page 25
    Stock Funds
-------------------------------------------------------------------------------------
    INGGlobal Information Technology Fund (2) - 7.83           page 9         page 26
-------------------------------------------------------------------------------------
    ING European Equity Fund (5)              - 3.67           page 10        page 27
-------------------------------------------------------------------------------------
    ING International Equity Fund (8)           4.18           page 11        page 28
-------------------------------------------------------------------------------------
    ING Global Brand Names Fund (4)           - 2.68           page 12        page 30
------------------------------------------------------------------------------------

BOND FUNDS

                                         Cumulative Total Return (1)                         Cumulative Total Return(1)
                                         Without Sales Charge                                With Sales Charge
                                          CLASS A      CLASS B     CLASS C   CLASS X    CLASS A(9)   CLASS B(10)  CLASS C(10)
                                         -------------------------------------------------------------------------------------
    ING High Yield Bond Fund (2)           5.99%        5.69%        5.69%    5.11%       0.94%        0.69%       4.69%
------------------------------------------------------------------------------------------------------------------------------
    ING Intermediate Bond Fund (2)       - 0.56       - 0.96       - 0.84     0.12      - 5.29       - 5.84      - 1.81
------------------------------------------------------------------------------------------------------------------------------

                        Cumulative Total Return(1)
                        With Sales Charge
                        -----------------           FUND       SCHEDULE OF
                                  CLASS X(10,11)   SUMMARY     INVESTMENTS
---------------------------------------------------------------------------
    ING High Yield Bond Fund (2)     0.11%         page 13       page 30
-------------------------------------------------------------------------
    ING Intermediate Bond Fund (2) - 4.83          page 14       page 32
-------------------------------------------------------------------------


MoneyMarket Funds

                               7-Day Yield                                 30-Day Yield                                 FUND
                                 CLASS A     CLASS B   CLASS C    CLASS X    CLASS A     CLASS B  CLASS C  CLASS X     SUMMARY
                                 -------------------------------------------------------------------------------------------------
ING Money Market Fund (7, 12)     4.26%        3.51%    3.51%       3.51%      4.26%       3.50%   3.51%     3.51%      page 15
-----------------------------------------------------------------------------------------------------------------------------------

                              Schedule of
                              INVESTMENTS
                              -----------
ING Money Market Fund (7, 12)  page 33
---------------------------------------


[ING FUNDS LOGO]


Shares of ING funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Past performance cannot guarantee future results. Fund returns include change in share value and reinvestment of distributions.

1. Cumulative total return (not annualized) since inception. Inception date for Class A, B and C shares of all funds is 12/15/98. Inception dates for Class X shares are as noted in the following notes: 2. The inception date is 1/11/99. 3. The inception date is 1/12/99. 4. The inception date is 1/14/99. 5. The inception date is 1/15/99. 6. The inception date is 1/19/99. 7. The inception date is 1/20/99. 8. The inception date is 2/16/99. 9. Class A shares are subject to the current maximum initial sales charge of 5.75% (stock funds) and 4.75% (bond funds). 10. The amounts shown assume redemption of Fund shares at the end of each period indicated. Class B, Class C and Class X shares are subject to a maximum contingent deferred sales charge of 5%, 1% and 5%, respectively. 11. Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) plans). Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the distributor. 12. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ING Funds are distributed by ING Funds Distributor, Inc.
1475 Dunwoody Drive, West Chester, PA 19380-1478

MEMBER NASD

A LETTER FROM THE PRESIDENT

[Photo of John J. Pileggi]
JOHN J. PILEGGI
President & CEO
ING Funds


"DOMESTICALLY, THE STRONGEST PERFORMANCE WAS GENERATED BY A FEW VERY LARGE COMPANIES AND FROM THE TECHNOLOGY SECTOR."


DEAR FELLOW SHAREHOLDER,

We are pleased to present the first ING Funds Semi-Annual Report. While the ING Funds were only launched in December of last year, a worldwide "who's who" of large institutional and high net worth investors have relied on the portfolio management services for decades. Today, the ING Group has over $280 billion in assets under management, and we are the 30th largest company in the world.

A BUOYANT STOCK MARKET Since the introduction of our fund family, stock markets around the world have generally posted outstanding results. For the four month period ended April 30, 1999, the S&P 500 Index has risen 9.05%, and the MSCI Index of international stocks has generated a 5.00% return. The strength of the U.S. economy continues to surprise most economists.

    Domestically, the strongest performance was generated by a few very large companies and from the technology sector. As we have seen in recent years, the performance of a handful of large companies has masked the weakness in other sectors. This narrow rally concerned many experts, as it showed a lack of confidence in the broad market. However, in April, we saw a reversal of fortune, as investors abruptly shifted gears and took renewed interest in economically sensitive stocks. In addition, Internet stocks continued their dramatic ascent that began in 1998. In fact, the allure of this sector is something that has rarely been seen in the financial marketplace.

    Internationally, we have seen a strong rebound in many countries. This occurred after the turmoil surrounding last year's currency crisis and the Russian economic default. The largest gains occurred in Latin America and the Asia/Pacific region. Of particular note was the Japanese market, which soared, as investors believed that reforms might lead to a sustained economic turnaround.

A MUTED BOND MARKET Many of the factors that caused the stock market to surge have had a negative impact on the bond market. Concerns have increased that the booming economy and low unemployment rate might lead to an increase in inflation. As a result, the 30 year Treasury bond, which hit a record low of 4.72% in early October, stood at 5.66% at the end of April. Yet, it is important to note, interest rates remain at the lowest levels of the past several decades. Within the bond market, one of the few bright spots was in the high yield sector, whose fortunes are more closely tied to the stock market, rather than the bond market.

IN THIS REPORT On the following pages you will find a complete review of the ING Funds, including a performance review and commentary of the portfolio managers. On page 60 we also explain how you can access your account around-the-clock through our Internet site (www.ingfunds.com) and our automated telephone information system.

     We welcome you to the ING family, and we look forward to serving your needs in the years to come. Thank you for your confidence in us. We work to earn it each day.

Sincerely,


/s/ John J. Pileggi
-------------------
John J. Pileggi
President & CEO

May 20, 1999

                             ING Funds Semi-Annual Report/April 30, 1999      1

Data as of 4/30/99

ING SMALL CAP GROWTH FUND
FOR AGGRESSIVE INVESTORS SEEKING ABOVE-AVERAGE LONG-TERM GROWTH

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of companies primarily with market capitalizations of $200 million to $5 billion.

ASSET ALLOCATION(1)

[PIE CHART]

Common Stocks            97.4%
Short-Term Investments    2.6


CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                            Russell    Lipper
                  Without      With sales   2500       Small Cap
                sales charge    charge      Growth     Fund Avg(2)
    A Shares       2.60%       - 3.30%      5.34%      - 0.07%
    ----------------------------------------------------------
    B Shares       2.30        - 2.70         --           --
    ---------------------------------------------------------
    C Shares       2.30          1.30         --           --
    ---------------------------------------------------------
    X Shares      - 8.81      - 13.37         --           --
    ---------------------------------------------------------


Inception date for Class A, B, and C shares of the Fund is 12/15/98. Inception date for Class X shares of the Fund is 1/11/99.

TOP FIVE INDUSTRIES(1)

    Retail                             11.5%
    ----------------------------------------
    Advertising                         8.7
    ---------------------------------------
    Finance                             3.9
    ---------------------------------------
    Medical                             3.6
    ---------------------------------------
    Networking Products                 3.5
    ---------------------------------------

TOP TEN HOLDINGS(1)

    Danaher Corp.                       3.6%
    ----------------------------------------
    Snyder Communications, Inc.         3.2
    ---------------------------------------
    Bed Bath & Beyond Inc.              2.9
    ---------------------------------------
    United Rentals, Inc.                2.6
    ---------------------------------------
    Abercrombie & Fitch Co.             2.6
    ---------------------------------------
    Protective Life Corp.               2.5
    ---------------------------------------
    Knight/Trimark Group, Inc.          2.4
    ---------------------------------------
    Biogen Inc.                         2.4
    ---------------------------------------
    Flowers Industries, Inc.            2.4
    ---------------------------------------
    SunGard Data Systems, Inc.          2.3




1. Fund holdings are subject to change and are dollar-weighted based on invested assets.
2.   Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

   MANAGER'S OVERVIEW

[Photos of Paul Berlinguet and E. Anne Underhill]

PAUL BERLINGUET
E. ANNE UNDERHILL
Portfolio Managers

"WE HAVE INCREASED OUR EXPOSURE TO THE INTERNET SECTOR -- PRIMARILY THROUGH COMPANIES THAT ARE ALREADY SEEING POSITIVE EARNINGS BENEFITS."

Question: How has the Fund fared since its inception?

Answer: The Fund underperformed its benchmark, the Russell 2500 Growth Index.
    This was due to two major factors. First, as the Fund was launched we had relatively low diversification versus the benchmark. This situation has been remedied, as we now hold 73 securities. Second was the impact of Internet stocks in the index's performance. A small group of mostly unprofitable companies has provided most of the positive performance in small cap issues.

Question: Does the Fund invest in any Internet companies?

Answer: We have increased our exposure to the Internet sector -- primarily through companies that are already seeing positive earnings benefits. Current holdings include Ameritrade and E-Trade, which are leaders in on-line investing and 24-7 Media, a top Internet advertising firm.

Question: Which investment strategies enhanced the Fund's performance?

Answer: Two strong areas were Finance and Producer Durables, where we had both positive industry and stock selection. We purchased financial data processing company, FiServ, as well as Zions Bancorp. On the Producer Durables side, our best performing stock was Waters Corp, a manufacturer of high-performance analytical instruments.

Question: What are some of the other themes you are currently pursuing?

Answer: We remain focused on companies that are using technology to drive down costs. Examples include CDW, that uses the Internet and a superior distribution model to sell computers and peripherals at much higher margins than their traditional retail competitors, and Nextlink Communications, which uses wireless technology to bypass the traditional local telephone carrier.

Question: Have there been any areas that did not perform well for the Fund?

Answer: Our underweight positions in Energy and Utilities detracted from performance. Our energy position is likely to remain low, given the lack of attractive investment opportunities. However, in the fast-growing Utility area we have been adding telecom service names like McLeodUSA, NextLink, and Teligent.

Question: What is your outlook for small caps?

Answer: We see some encouraging signs in the small cap market. Strong merger and acquisition activity suggests that corporate buyers are recognizing value within the area. We have also seen an increase in the IPO backlog, pointing to increased investor interest in the group. On a valuation basis, small cap stocks are at their cheapest levels in recent history, and a strengthening global economy could increase an interest for small cap stocks.


SEE PAGE 17 FOR FINANCIAL DETAILS.


2  ING Funds Semi-Annual Report / April 30, 1999                [ING Funds Logo]

Data as of 4/30/99

ING FOCUS FUND

For investors seeking long-term growth from a non-diversified equity portfolio

OBJECTIVE
GROWTH OF CAPITAL through
investment in a non-diversified
portfolio of approximately
20 - 40 stocks.

ASSET ALLOCATION(1)

          [PIE CHART]

Common Stocks            90.1%
Short-Term Investments    9.9

CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                       Lipper
             Without          With sales     Russell   Cap. App.
             sales charge     charge         1000      Fund Avg(2)
    --------------------------------------------------------------
    A Shares   19.60%         12.72%         6.64%     8.38%
    --------------------------------------------------------------
    B Shares   19.30          14.30          --        --
    --------------------------------------------------------------
    C Shares   19.30          18.30          --        --
    --------------------------------------------------------------
    X Shares    9.86           4.86          --        --

Inception date for Class A, B, and C shares of the Fund is 12/15/98. Inception date for Class X shares of the Fund is 1/12/99.

TOP FIVE INDUSTRIES(1)


    Telephone                           7.5%
    ----------------------------------------
    Application Software                5.8
    ----------------------------------------
    Telecommunication Services          5.1
    ----------------------------------------
    Finance                             5.0
    ----------------------------------------
    Medical                             3.8


TOP TEN HOLDINGS(1)

    Capital One Financial Corp.         4.4%
    ----------------------------------------
    Fred Meyer, Inc.                    4.1
    ----------------------------------------
    Reynolds Metals Co.                 4.0
    ----------------------------------------
    Bell Atlantic Corp.                 3.9
    ----------------------------------------
    General Instrument Corp.            3.9
    ----------------------------------------
    Siebel Systems, Inc.                3.7
    ----------------------------------------
    The Bank of New York Co., Inc.      3.6
    ----------------------------------------
    Parametric Technology Corp.         3.5
    ----------------------------------------
    American International Group, Inc.  3.4
    ----------------------------------------
    The TJX Cos., Inc.                  3.3

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.
2.   Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.


MANAGER'S OVERVIEW

[PHOTOS OF MICHAEL L. KASS AND ADRIAN JONES]

MICHAEL L. KASS
ADRIAN JONES
Portfolio Managers

"This can lead to

compelling money-

making opportunities

for the patient

investor."



SEE PAGE 18 FOR FINANCIAL DETAILS.


QUESTION: How has the Focus Fund performed since its inception?

ANSWER: The Fund has posted strong results -- outperforming its benchmark, the Russell 1000 Index.

QUESTION: Could you explain how you go about selecting securities for the Fund?

ANSWER: While we organize the portfolio around themes, we conduct bottom-up, fundamental research to help us select companies that are expected to improve returns on capital which drives earnings growth.

QUESTION: What themes are you currently focusing on for the Fund?

ANSWER: Three of our major themes are Media/ Bandwidth, Enterprise Data
     Management, and Reflation.

QUESTION: Which themes performed well?

ANSWER: Media/Bandwidth continued as our largest contributor, and is actually two themes that have blended into one. This occurred when AT&T's purchase of TCI shifted the focus of cable stocks' value away from their traditional role as a broadcast medium, and towards their new potential for telephony and Internet access. While we owned TCI and, therefore, now own AT&T, another example of a winning holding in this area is NTL, Inc. It has developed an integrated, high capacity, high-speed network that offers residential telephone, cable television and business telecommunications services to a quarter of the United Kingdom's population.

       Enterprise Data Management was another success. With this theme we seek companies that help businesses share, manage and secure their data. We also look for firms that help break down the barriers between operating systems and processing architectures. EMC Corp. continues to produce very strong results. And we increased our position in Parametric Technology, which has benefited from the launch of its innovative data management product.

QUESTION: How have the Fund's financial holdings fared?

ANSWER: We have seen average results. We obtained very strong performances from Capital One and AIG (previously our holding in SunAmerica, which merged with AIG). These successes were offset by weakness in our holdings in the Bank of New York, Freddie Mac and Finova.

QUESTION: What is your outlook for the Fund?

ANSWER: While the larger picture remains as difficult as ever to assess, we continue to find companies capitalizing on our investment themes in new and profitable ways. This can lead to compelling opportunities for the patient investor. While we expect a market consolidation at some point, we remain optimistic about the companies and industries around which we have shaped the portfolio.


[ING FUNDS LOGO]                ING Funds Semi-Annual Report / April 30, 1999 3

Data as of 4/30/99



ING MID CAP GROWTH FUND
For investors seeking long-term growth

OBJECTIVE
GROWTH OF CAPITAL through investment
in a diversified portfolio of companies
primarily with market capitalizations
of $500 million to $7.5 billion.

ASSET ALLOCATION(1)

          [PIE CHART]

- Common Stocks            95.7%
- Short-Term Investments    4.3

CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                  Russell        Lipper
                 Without           With sales     Mid Cap        Mid Cap
                 sales charge      charge         Growth         Fund Avg(2)
    ------------------------------------------------------------------------
    A Shares     0.90%             -4.90%         7.01%          5.61%
    ------------------------------------------------------------------------
    B Shares     0.60              -4.40          --             --
    ------------------------------------------------------------------------
    C Shares     0.60              -0.40          --             --
    ------------------------------------------------------------------------
    X Shares   - 4.37              -9.15          --             --

Inception date for Class A, B, and C shares of the Fund is 12/15/98. Inception date for Class X shares of the Fund is 1/19/99.

TOP FIVE INDUSTRIES(1)

    Medical                            10.3%
    ----------------------------------------
    Banks                               5.9
    ----------------------------------------
    Commercial Services                 5.8
    ----------------------------------------
    Circuits                            5.3
    ----------------------------------------
    Telecommunication Equipment         4.9

TOP TEN HOLDINGS(1)

    S&P 400 Mid Cap Depository Receipt  4.9%
    ----------------------------------------
    Paychex, Inc.                       2.4
    ----------------------------------------
    Linear Technology Corp.             2.3
    ----------------------------------------
    City National Corp.                 2.0
    ----------------------------------------
    Linen 'n Things, Inc.               2.0
    ----------------------------------------
    Electronics for Imaging, Inc.       1.9
    ----------------------------------------
    Gulfstream Aerospace Corp.          1.9
    ----------------------------------------
    ADC Telecommunications, Inc.        1.8
    ----------------------------------------
    AmeriSource Health Corp.            1.7
    ----------------------------------------
    American Management Systems, Inc.   1.7

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.
2.   Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

MANAGER'S OVERVIEW

[PHOTOS OF MATTHEW S. PRICE AND DAVID C. CAMPBELL]

MATTHEW S. PRICE
DAVID C. CAMPBELL
Portfolio Managers

"The Fund has

benefited from

events unfolding

in the cable

industry."



SEE PAGE 19 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed relative to its benchmark, the Russell
     Mid-Cap Index?

ANSWER: It has underperformed its benchmark due to several factors. First, the Fund has a somewhat smaller-cap bias than the mid-cap benchmark. This negatively affected performance, as these securities underperformed their counterparts with relatively larger capitalizations.

       Second, our investment style stresses proven companies with moderate growth characteristics. While this strategy is often valued by investors, recently investment dollars have been chasing more spectacular growth, or dramatic investment concepts.

QUESTION: Does the Fund have any exposure to the Internet sector?

ANSWER: We have not been investing in the Internet area, which has been to our disadvantage. Our absence from the sector is due to our adherence to a discipline that focuses on earnings growth and reasonable valuation, as well as relative price strength. Most companies in the Internet industry have yet to turn a profit, and their valuations are astronomical compared to historical standards.

QUESTION: Can you give some examples of holdings that performed well for the Fund?

ANSWER: Our bottom-up investment approach has surfaced several stocks in new attractive areas that have been buoyed by the market. For example, the Fund has benefited from events unfolding in the cable industry. Investors have embraced this sector, as it appears that cable may offer the best pipeline for delivery of Internet and other new services. The Fund's investments in this area include ADC Telecom and General Instrument.

       Another area of success has been driven by an uptick in industrial production. With the strength of the economy, our holdings in multi-industry companies such as Danaher and Pentair have performed well.

QUESTION: How have the Fund's healthcare stocks performed?

ANSWER: The returns of several investments in the healthcare area were hurt, due to federal budget deliberations and the mild winter. These discussions concerned investors, as fears arose that they could lead to pricing pressures in the industry.

QUESTION: What is your outlook for the Fund?

ANSWER: We do not predict the direction of the economy or the market, but instead are bottom-up stock pickers who believe in being fully invested. Having said that, we feel strongly that the relatively weak performance of mid- and small-cap stocks has resulted in a dramatic undervaluation in these sectors. This trend should reverse itself when investors realize the long-term opportunities these stocks offer.


4  ING Funds Semi-Annual Report / April 30, 1999                [ING FUNDS LOGO]

Data as of 4/30/99



ING LARGE CAP GROWTH FUND
For investors seeking long-term growth

OBJECTIVE
GROWTH OF CAPITAL through investment
in a diversified portfolio of companies
primarily with market capitalizations
of $1 billion or more.

ASSET ALLOCATION(1)

          [PIE CHART]

- Common Stocks           98.1%
- Short-Term Investments   1.9

CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                                 Lipper
                 Without           With sales                    Mid Cap
                 sales charge      charge         S&P 500        Fund Avg(2)
    ------------------------------------------------------------------------
    A Shares     14.30%            7.73%          6.76%          7.32%
    ------------------------------------------------------------------------
    B Shares     14.10             9.10           --             --
    ------------------------------------------------------------------------
    C Shares     14.10            13.10           --             --
    ------------------------------------------------------------------------
    X Shares      5.45             0.45           --             --

Inception date for Class A, B, and C shares of the Fund is 12/15/98. Inception date for Class X shares of the Fund is 1/11/99.

TOP FIVE INDUSTRIES(1)
    Retail                             11.9%
    ----------------------------------------
    Computers                          10.8
    ----------------------------------------
    Diversified Manufacturing           7.7
     Operations
    ----------------------------------------
    Medical-Drugs                       7.4
    ----------------------------------------
    Banks                               6.9

TOP TEN HOLDINGS(1)

    Wal-Mart Stores, Inc.               5.0%
    ----------------------------------------
    Microsoft Corp.                     4.5
    ----------------------------------------
    MCI WorldCom, Inc.                  4.2
    ----------------------------------------
    General Electric Co.                3.8
    ----------------------------------------
    IBM Corp.                           3.5
    ----------------------------------------
    The Home Depot, Inc.                3.4
    ----------------------------------------
    Wells Fargo Co.                     3.4
    ----------------------------------------
    Intel Corp.                         3.2
    ----------------------------------------
    American International Group, Inc.  3.1
    ----------------------------------------
    Citigroup Inc.                      2.9
    ----------------------------------------

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.
2.   Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.


MANAGER'S OVERVIEW

[PHOTO OF WILLIAM H. THOMAS]

WILLIAM H. THOMAS
Portfolio Management
Team Leader

"Leading consumer

growth stocks

performed well during

the period, aided

by continued strong

growth in real

consumer income and

consumer spending."



SEE PAGE 21 FOR FINANCIAL DETAILS.


QUESTION: What were the factors behind the Fund's performance record?

ANSWER: Since its inception, the Fund outperformed its benchmark, the S&P 500
     Index. Returns were somewhat muted during the month of April, as the market witnessed a very severe rotation away from the large, dominant companies that have led the market for much of the past three years, toward the more economically cyclical issues.

QUESTION: What caused the shift in preference to cyclical issues?

ANSWER: This rotation was prompted by surprisingly strong economic growth during the first quarter, rising energy prices and the back up in long term interest rates.

QUESTION: What were some the Fund's better performers?

ANSWER: Our leading consumer growth stocks performed well, aided by continued strong growth in real consumer income and consumer spending. Furthermore, these companies are leading consolidation in many sectors of retail activity, due to their aggressive pricing and effective execution strategies. Examples of holdings are Wal-Mart, Gap and Staples.

        Technology also continues to be a strong sector, as earnings are powered by trends such as the Internet, the explosion of data, and the convergence of servers in the corporate environment. Portfolio winners include Cisco, EMC Corp. and Dell Computer.

QUESTION: What areas hurt performance?

ANSWER: Generally, the more defensive, stable growth stocks did not perform well in April when the rotation toward cyclical issues took place. The portfolio also overweighted health care stocks, which underperformed. While the portfolio was only neutrally weighted in financial stocks, the Fund was hurt by its exposure to several banks that underperformed as interest rates rose.

QUESTION: What market trends are you now focusing on?

ANSWER: The strong performance of the U.S. economy and the stabilization in markets overseas could support a resumption of earnings growth for the S&P 500 Index. However, we believe economic growth for the year will remain moderate. And we don't believe an uptick in inflation is at hand, as many industries face overcapacity, wage pressures are benign, and price competition remains intense.

QUESTION: How do you anticipate positioning the portfolio going forward?

ANSWER: We believe a modest broadening of the market is justified as the global outlook improves. Accordingly, we are increasing holdings of multinational stocks and other well-positioned U.S. companies.


[ING FUNDS LOGO]                          Semi-Annual Report / April 30, 1999 5

Data as of 4/30/99



ING TAX EFFICIENT EQUITY FUND
For investors seeking long-term growth with minimum tax consequences

OBJECTIVE
HIGH TOTAL RETURN on an after-
tax basis through a diversified
portfolio of stocks.

ASSET ALLOCATION(1)

     [PIE CHART]

- Common Stocks           87.8%
- Short-Term Investments  12.2

CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                                 Lipper
                 Without           With sales                    Growth
                 sales charge      charge         S&P 500        Fund Avg(2)
    ------------------------------------------------------------------------
    A Shares     17.30%            10.56%         6.76%          7.32%
    ------------------------------------------------------------------------
    B Shares     17.30             12.30          --             --
    ------------------------------------------------------------------------
    C Shares     16.90             15.90          --             --
    ------------------------------------------------------------------------
    X Shares      5.60              0.60          --             --

Inception date for Class A, B, and C shares of the Fund is 12/15/98. Inception date for Class X shares of the Fund is 1/11/99.

TOP FIVE INDUSTRIES(1)
    Banks                               8.3%
    ----------------------------------------
    Medical                             6.3
    ----------------------------------------
    Retail                              5.9
    ----------------------------------------
    Oil                                 5.2
    ----------------------------------------
    Diversified Manufacturing
     Operations                         5.0

TOP TEN HOLDINGS(1)

    General Electric Co.                3.4%
    ----------------------------------------
    IBM Corp.                           2.7
    ----------------------------------------
    Bank One Corp.                      2.4
    ----------------------------------------
    BankAmerica Corp.                   2.0
    ----------------------------------------
    Mobil Corp.                         1.9
    ----------------------------------------
    Household International, Inc.       1.9
    ----------------------------------------
    Fannie Mae                          1.8
    ----------------------------------------
    Microsoft Corp.                     1.7
    ----------------------------------------
    First Union Corp.                   1.7
    ----------------------------------------
    Intel Corp.                         1.6

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.
2.   Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.


MANAGER'S OVERVIEW

[PHOTOS OF BOB SANDRONI, CARL GOLDSMITH AND MARLA RYAN]

BOB SANDRONI
CARL GOLDSMITH
MARLA RYAN
Portfolio Managers

"One of our top

holdings was

Microsoft, which

continues to

post outstanding

results."



SEE PAGE 22 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed since its inception?

ANSWER: The Fund has produced exceptional results, exceeding the return of the S&P 500 Index.

QUESTION: What is behind these strong results?

ANSWER: Our stock selection process has been very successful at unearthing quality performers. This has been no small feat, given that the stock market's rally has been extremely narrow for much of the period.

QUESTION: Why has the market's rally been limited to so few companies?

ANSWER: Since economic growth is largely occurring only domestically, and in certain sectors of the economy, not all companies are benefiting from the current economic prosperity. For example, during the first quarter of 1999, just 21 large-cap stocks accounted for the entire gain of S&P 500 Index.

QUESTION: Can you give us some examples of holdings that performed well for the Fund?

ANSWER: One of our top holdings was Microsoft, which continues to post outstanding results. In recent months the firm has aggressively been working to position itself as the software supplier of choice for set-top boxes that are used in cable networks to deliver interactive TV and Internet service. This is an extremely important strategy, as Microsoft wants to be sure its PC operating systems are relevant in the world of broadband telecommunications. The firm's partnership with AT&T was just one of its moves in this area.

        Cisco Systems also enhanced the Fund's performance. The firm recently posted its fifth consecutive quarter of accelerated growth, surpassing analysts expectations. This expansion is being fueled by the increase in Internet usage and the rewiring telecommunications companies are doing to meet the capacity of telephone calls and data traffic.

QUESTION: Has the Fund's exposure to the industrial sector aided performance?

ANSWER: The industrial sector has been suffering several months of weak activity. This was in response to inventory liquidation and lost opportunities due to the Asian crisis. However, we're beginning to see signs of improvement, with an uptick in both the levels of current production and new orders.

QUESTION: How is the Fund currently positioned?

ANSWER: We'll continue to maintain a diversified portfolio, and currently plan to maintain our over-weighted position in the industrial sector. This could lead to continued strong results for shareholders, as the potential upside in this sector could be large, based on our belief that current valuations are extremely depressed.


6  ING Funds Semi-Annual Report / April 30, 1999                [ING FUNDS LOGO]

Data as of 4/30/99

ING GROWTH & INCOME FUND
FOR INVESTORS SEEKING LONG-TERM TOTAL RETURNS

OBJECTIVE

HIGH TOTAL RATES OF RETURN through investment in a diversified portfolio of primarily income-producing stocks.

ASSET ALLOCATION(1)

[PIE CHART]

- Common Stocks                                                            96.2%
- Short-Term Investments                                                    3.8

CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                                     Lipper
                                                                     Growth
                       Without        With sales                     & Income
                       sales charge   charge          S&P 500        Fund Avg(2)
    A Shares           10.52%          4.16%          6.76%          7.74%
    ---------------------------------------------------------------------------
    B Shares           10.39           5.39            --             --
    ---------------------------------------------------------------------------
    C Shares           10.30           9.30            --             --
    ---------------------------------------------------------------------------
    X Shares            3.32          -1.68            --             --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 1/12/99.


TOP FIVE INDUSTRIES(1)

    Medical                                                               9.6%
    ---------------------------------------------------------------------------
    Telephones                                                            7.6
    ---------------------------------------------------------------------------
    Retail                                                                5.7
    ---------------------------------------------------------------------------
    Electronic Components                                                 5.6
    ---------------------------------------------------------------------------
    Banks                                                                 5.5

TOP TEN HOLDINGS(1)

    S&P's Depository Receipts                                             4.3%
    ---------------------------------------------------------------------------
    Microsoft Corp.                                                       4.0
    ---------------------------------------------------------------------------
    Citigroup Inc.                                                        3.4
    ---------------------------------------------------------------------------
    General Electric Co.                                                  3.1
    ---------------------------------------------------------------------------
    American Home Products Corp.                                          2.7
    ---------------------------------------------------------------------------
    Ameritech Corp.                                                       2.7
    ---------------------------------------------------------------------------
    Sun Microsystems, Inc.                                                2.6
    ---------------------------------------------------------------------------
    Bellsouth Corp.                                                       2.5
    ---------------------------------------------------------------------------
    Merck & Co., Inc.                                                     2.4
    ---------------------------------------------------------------------------
    Bristol-Myers Squibb Co.                                              2.4


1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

2. Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.


MANAGER'S OVERVIEW

[Photo of David Kushner and Martin Jansen]

DAVID KUSHNER
MARTIN JANSEN
Portfolio Managers

"SUN MICROSYSTEMS HAS BEEN A BENEFICIARY OF THE INCREASING POPULARITY OF THE INTERNET."

SEE PAGE 23 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed relative to its benchmark, the S&P 500
    Index?

ANSWER: Since its inception the Fund has performed well -- outperforming the 6.76% return of the Index.

QUESTION: Can you describe the investment environment thus far in 1999?

ANSWER: The stock market's ascent remained extremely narrow. Only about ten percent of the stocks in the S&P 500 accounted for all of the Index performance. This narrow market created a scenario where the vast majority of active investment managers underperformed the Index.

QUESTION: Has the Fund's large position in Citigroup been beneficial?

ANSWER: Citigroup has been one of our best performers. The firm has shown great leadership in the consolidation of the financial services industry. And it has a management team focused on bringing synergies to bear in their diverse operations.

QUESTION: Does the Fund have any exposure to the technology sector.

ANSWER: Part of our strategy is to always have exposure to all sectors of the market, limiting our sector bets relative to the benchmark. As such, we own several securities in this sector. Two examples are Microsoft and Sun Microsystems. Microsoft has been rewarded for its acquisitions and partnerships related to broadband telecommunications, as well as for its dominance of desktop software.

       As the "owner" of the Java programming script, as well as a provider of high end Internet servers, Sun Microsystems has been a beneficiary of the increasing popularity of the Internet.

QUESTION: Were there any holdings that were a drain on returns?

ANSWER: Our two biggest portfolio "hits" came from technology stocks that missed their earnings targets. Cadence Design saw a slowing in their primary market of integrated circuit design tools, while Compaq was caught in a transition from being a channel distributor to a mixed channel/direct distributor of computers.

QUESTION: What is your outlook for the stock market for the remainder of the year?

ANSWER: The crucial question remains whether we are at the dawn of a broadly based global recovery, with the attendant interest and inflation pressures. Or, will global excess capacity ensure that both inflation and profitability will remain muted. We are inclined to take the latter view, but given the uncertainties we remain firmly sector neutral. At current market levels, upside potential could be somewhat limited. And the downside risks inherent in both scenarios suggest that continued caution is warranted.


[ING FUNDS LOGO]                ING Funds Semi-Annual Report / April 30, 1999  7

DATA AS OF 4/30/99

ING INTERNATIONAL BOND FUND
FOR INVESTORS SEEKING HIGH CURRENT INCOME AND GROWTH POTENTIAL

OBJECTIVE

HIGH TOTAL RETURN through investment in a non-diversified portfolio of bonds from issuers generally outside of the U.S.

ASSET ALLOCATION(1)

[PIE CHART]

- Foreign Gov. Bonds                                                       83.3%
- U.S. Gov. Agencies                                                        3.8
- U.S. Corporate Bonds                                                      3.8
- U.S. Treasury Obligations                                                 3.7
- Repurchase Agreement                                                      5.4


CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                       Salomon
                                                       Bros. Non-    Lipper
                                                       U.S. World    Int'l
                         Without         With sales    Gov. Bond     Income
                         sales charge    charge        Index         Fund Avg(2)
        A Shares            -6.95%       -11.38%      -5.37%          -2.74%
        -----------------------------------------------------------------------
        B Shares            -7.12        -11.74         --              --
        -----------------------------------------------------------------------
        C Shares            -7.21         -8.13         --              --
        -----------------------------------------------------------------------
        X Shares            -6.11        -10.78         --              --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 1/11/99.

CREDIT ALLOCATION(1)

    U.S. Treasury                                                         3.7%
    ----------------------------------------------------------------------------
    AAA/Aaa                                                              57.9
    ----------------------------------------------------------------------------
    AA/Aa                                                                21.4
    ----------------------------------------------------------------------------
    Repurchase Agreement                                                  5.4
    ----------------------------------------------------------------------------
    NR                                                                   11.6


REGIONAL BREAKDOWN(1)

    Europe                                                               56.0%
    ----------------------------------------------------------------------------
    Pacific Rim                                                          23.4
    ----------------------------------------------------------------------------
    North America                                                        20.6


TOP FIVE COUNTRIES(1)

    United States                                                        16.7%
    ----------------------------------------------------------------------------
    Japan                                                                15.1
    ----------------------------------------------------------------------------
    Germany                                                              11.1
    ----------------------------------------------------------------------------
    France                                                                9.6
    ----------------------------------------------------------------------------
    Australia                                                             8.3

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

2. Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

MANAGER'S OVERVIEW

[Photo of Paul Thursby]
PAUL THURSBY
Portfolio Management
Team Leader

"THE FUND'S EXPOSURE TO STERLING BONDS AS A COUNTRY BET, AND AN OVERWEIGHT DURATION IN UK BONDS, LED TO FAVORABLE RESULTS."

SEE PAGE 25 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed relative to its benchmark?

ANSWER: Since its inception, the Fund underperformed its benchmark, the Salomon
    Brothers Non-U.S. World Government Bond Index.

QUESTION: In general, how have international bonds fared so far in 1999?

ANSWER: As a whole, international bonds have not performed terribly well this year--especially compared to the strong returns they posted in 1998.

QUESTION: Were there any bond markets that did well in recent months?

ANSWER: An exception has been the Japanese bond market. A persistent recession, low consumer confidence and disinflation led to a surprise cut in interest rates by the Bank of Japan. Unfortunately, like many investment managers, the Fund was underweight in Japan, as we saw little value in their securities.

QUESTION: How has the new Euro currency fared since it was introduced?

ANSWER: The Fund had an overweighting in the Euro, as we believed it would perform strongly. However, the Euro fell relative to the U.S. dollar, as investors were disenchanted with underlying economic conditions. In addition, the outbreak of the Balkan war led to increased uncertainty among investors and a setback for the Euro.

QUESTION: What strategies were used to enhance returns?

ANSWER: The U.K. has been one of the best performing bond markets recently. The
    Fund's exposure to Sterling bonds as a country bet, and an overweight duration in UK bonds, led to favorable results. Several factors led to the strong performance. The country's low inflationary environment and weak growth prompted its independent central bank to adopt an easing monetary policy.

       Additionally, we saw an institutional shift into bonds in the UK, due to pension legislation and prior serious overweight in equities. A mismatched asset/liability mix became evident as interest rates fell, resulting in a sharp increase in the demand for long-term UK bonds.

QUESTION: What is your outlook for international bonds?

ANSWER: While the bond markets globally have not started 1999 as well as they did in 1998, it is our view that we have reached a short-term plateau, and that later this year the bond rally will pick up speed once again. One of our strongest convictions is that the indications are pointing towards a weaker yen. The Yen is overvalued, Japanese asset markets are less attractive and the current policy environment is less than stable. As a result, long-term outflows could resume, and a new looser monetary policy is likely to affect the currency.


8  ING Funds Semi-Annual Report / April 30, 1999                [ING FUNDS LOGO]

ING GLOBAL INFORMATION TECHNOLOGY FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of primarily global information technology stocks.

ASSET ALLOCATION(1)

  [PIE CHART]

- Common Stocks                                                            94.2%
- Short-Term Investments                                                    5.8


CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                       Goldman
                                                       Sachs Tech.   Lipper
                       Without         With sales      Industry      Sci. & Tech.
                       sales charge    charge          Comp. Indx.   Fund Avg(2)
    A Shares           20.70%            13.76%         24.34%       21.57%
    ----------------------------------------------------------------------------
    B Shares           20.40             15.40           --           --
    ----------------------------------------------------------------------------
    C Shares           20.40             19.40           --           --
    ----------------------------------------------------------------------------
    X Shares           -2.98             -7.83           --           --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 1/11/99.

TOP FIVE COUNTRIES(1)

    United States                                                        77.4%
    ----------------------------------------------------------------------------
    Japan                                                                 5.5
    ----------------------------------------------------------------------------
    United Kingdom                                                        4.7
    ----------------------------------------------------------------------------
    Netherlands                                                           3.8
    ----------------------------------------------------------------------------
    France                                                                2.8

REGIONAL BREAKDOWN(1)

    North America                                                        78.7%
    ----------------------------------------------------------------------------
    Europe                                                               15.8
    ----------------------------------------------------------------------------
    Pacific Rim                                                           5.5


TOP FIVE HOLDINGS(1)

    America Online, Inc.                                                  5.4%
    ----------------------------------------------------------------------------
    Microsoft Corp.                                                       4.9
    ----------------------------------------------------------------------------
    Cisco Systems, Inc.                                                   3.7
    ----------------------------------------------------------------------------
    Sun Microsystems, Inc.                                                3.5
    ----------------------------------------------------------------------------
    IBM Corp.                                                             3.3



1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

2. Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

MANAGER'S OVERVIEW

[Photo of Guy Uding]
GUY UDING
Portfolio Management
Team Leader

"THE FUND FOCUSES ON THEMES THAT ARE NOT LIKELY TO BE SIGNIFICANTLY IMPACTED BY Y2K."

SEE PAGE 26 FOR FINANCIAL DETAILS.

QUESTION: The global information sector has been one of the stock market's best performers. How has the Fund fared?

ANSWER: The Fund's returns on an absolute basis have been extremely strong. We did, however, lag our benchmark, the Goldman Sachs Technology Index. This was largely due to the fact that the Index contains only U.S. based companies, whereas the Fund invests globally. Our currency exposure hurt the Fund, as 25% of its portfolio was invested in Europe, and the Euro significantly depreciated against the U.S. dollar.

QUESTION: What tactics were used to enhance Fund results?

ANSWER: During the reporting period we increased our exposure to the semiconductor and semiconductor capital equipment sectors. The key driver for this rotation was a cyclical recovery after years of depressed earnings. Other positive factors were the pent-up demand for capacity purchases in the equipment sector, technology transition in chip design, and continued strong growth in the PC market--driven by the popularity of the Internet and the telecom sectors. The Fund's semiconductor holdings, especially those with an exposure to telecommunications, showed impressive results.

QUESTION: Where did you experience a drag on performance?

ANSWER: One of the themes in the portfolio is "security software." With the growth of electronic commerce and the Internet we expected security software vendors to prosper. However, Fund holdings, such as Network Associates and Axent reported disappointing results, as potential customers gave security a backseat to Year 2000 issues.

QUESTION: How are you attempting to limit the impact of Year 2000-related issues?

ANSWER: Although most IT companies have been delivering results that meet or exceed Wall Street's expectation, the outlook on how Year 2000 plays out remains unclear. The Fund focuses on themes that are not likely to be significantly impacted by Y2K, either because they deliver a strategic competitive advantage, or influence the business processes.

        Two examples of themes that are not expected to experience a slowdown are the infrastructure space and the field of E-commerce. With the growth of telecommunications and the Internet, transmission storage and processing of data could continue to be the main driver for IT in the medium term.

QUESTION: What is your outlook for the IT sector and the Fund?

ANSWER: We expect the volatility in the technology sector to remain high. To help temper this volatility we manage the Fund using a theme basis and will continue to employ extensive fundamental research on all current and potential holdings.


[ING FUNDS LOGO]                ING Funds Semi-Annual Report / April 30, 1999  9

Data as of 4/30/99

ING EUROPEAN EQUITY FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of primarily European companies.

ASSET ALLOCATION(1)
   [PIE CHART]

- Common Stocks                                                            99.6%
- Short-Term Investments                                                    0.4


CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                                      Lipper
                              Without        With sales              Euro Rgn.
                              sales charge   charge      FT-Europe   Fund Avg(2)
        A Shares              6.90%          0.75%       8.76%       0.26%
        ------------------------------------------------------------------------
        B Shares              6.70           1.70         --          --
        ------------------------------------------------------------------------
        C Shares              6.70           5.70         --          --
        ------------------------------------------------------------------------
        X Shares              1.33          -3.67         --          --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 1/15/99.

TOP FIVE COUNTRIES(1)

        United Kingdom                                                   35.4%
        ------------------------------------------------------------------------
        France                                                           13.7
        ------------------------------------------------------------------------
        Germany                                                          13.7
        ------------------------------------------------------------------------
        Switzerland                                                       9.8
        ------------------------------------------------------------------------
        Italy                                                             6.7


TOP TEN HOLDINGS(1)

        Shell Transport & Trading Co.                                     3.0%
        ------------------------------------------------------------------------
        Roche Holding AG                                                  2.3
        ------------------------------------------------------------------------
        Glaxo Wellcome PLC                                                2.2
        ------------------------------------------------------------------------
        British Telecommunications PLC                                    1.9
        ------------------------------------------------------------------------
        BP Amoco PLC                                                      1.9
        ------------------------------------------------------------------------
        Fortis (B)                                                        1.8
        ------------------------------------------------------------------------
        Nokia Oyj                                                         1.6
        ------------------------------------------------------------------------
        Nestle SA                                                         1.6
        ------------------------------------------------------------------------
        UBS AG                                                            1.6
        ------------------------------------------------------------------------
        Novartis AG                                                       1.5



1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

2. Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.


MANAGER'S OVERVIEW

[Photo of Adrian van Tiggelen]
ADRIAN VAN TIGGELEN
Portfolio Management
Team Leader

"ANOTHER GOOD DECISION WAS THE PURCHASE OF THE U.K. BANK BARCLAYS, WHICH HAS RISEN DRAMATICALLY THIS YEAR..."

SEE PAGE 27 FOR FINANCIAL DETAILS


QUESTION: How has the Fund performed since its inception?

ANSWER: The ING European Equity Fund underperformed its benchmark, the FT-Europe index, but handily outperformed its Lipper average.

QUESTION: Can you provide some examples of winning holdings for the Fund?

ANSWER: One of our most successful investment decisions thus far was the purchase of the French luxury goods manufacturer Louis Vuitton Moet Hennesy
    (LVMH). Our large holding in this stock was based on expectations of a recovery in Asia, and very strong champagne sales for the year 2000. Another good decision was the purchase of the U.K. bank Barclays, which has risen dramatically this year, as fears on loan quality and emerging markets risks evaporated.

QUESTION: Sector rotation has been extremely important this year. How did the Fund handle these rapidly shifting trends?

ANSWER: This year's worst performing sectors were mostly the favorites of last year. Some examples include growth sectors, such as pharmaceutical and telecommunications, and the defensive utility sector. Investors rotated out of these areas in favor of cyclical stocks, which were underweight in many portfolios. Since our portfolio has a slight bias to growth it suffered some underperformance as a result of the rotation into cyclicals. We lost most on our overweight in pharmaceutical and business services, and the underweight in automobile, forestry and mining. In financials, where banks outperformed and insurance lagged, the Fund had a neutral position.

QUESTION: What is your outlook for economic growth in the overseas markets?

ANSWER: In view of the strong sector rotation into cyclicals in April, it has become increasingly clear that the markets are anticipating a global economic recovery. With global equity markets up substantially during the first four months, without any support from bond yields, markets are pricing in a scenario of strong economic reacceleration and subsequent earnings growth.

QUESTION: What is necessary for the bull market in stocks to continue?

ANSWER: For this to occur, growth should materialize further and spread to Japan and Europe during the next 12 months. Also, this higher growth should not in any way rekindle fears of inflation. In our view, such a scenario is possible, but it requires a leap of faith to expect it to continue over a long period of time. For now, European equity markets could sustain their upward momentum as earnings growth expectations may be upgraded. However, a valuation driven correction later this year can not be ruled out.


10  ING Funds Semi-Annual Report / April 30, 1999               [ING FUNDS LOGO]

Data as of 4/30/99
ING INTERNATIONAL EQUITY FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH

OBJECTIVE

GROWTH OF CAPITAL through investment in a diversified portfolio of stocks in markets generally outside of the United States.

ASSET ALLOCATION(1)
   [PIE CHART]

- Common Stocks                                                          95.6%
- Short-Term Investments                                                  4.4


CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                                     Lipper
                           Without        With sales    MSCI         Int'l
                           sales charge   charge        EAFE         Fund Avg(2)
    A Shares               12.00%          5.56%        9.46%        6.23%
    ----------------------------------------------------------------------------
    B Shares               11.80           6.80          --           --
    ----------------------------------------------------------------------------
    C Shares               11.70          10.70          --           --
    ----------------------------------------------------------------------------
    X Shares                9.18           4.18          --           --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 2/16/99.

TOP FIVE COUNTRIES(1)

    United Kingdom                                                       23.6%
    ----------------------------------------------------------------------------
    Japan                                                                17.2
    ----------------------------------------------------------------------------
    France                                                               12.3
    ----------------------------------------------------------------------------
    Switzerland                                                           8.7
    ----------------------------------------------------------------------------
    Australia                                                             7.1

REGIONAL BREAKDOWN(1)


    Europe                                                               62.3%
    ----------------------------------------------------------------------------
    Pacific Rim                                                          30.6
    ----------------------------------------------------------------------------
    North America                                                         4.4
    ----------------------------------------------------------------------------
    South America                                                         1.9
    ----------------------------------------------------------------------------
    Africa                                                                0.8

TOP FIVE HOLDINGS(1)

    BP Amoco PLC                                                          2.6%
    ----------------------------------------------------------------------------
    British Telecommunications PLC                                        2.1
    ----------------------------------------------------------------------------
    Lloyds TSB Group PLC                                                  1.9
    ----------------------------------------------------------------------------
    Mitsubishi Heavy Industries, Ltd.                                     1.8
    ----------------------------------------------------------------------------
    Mitsubishi Corp.                                                      1.8
    ----------------------------------------------------------------------------


1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

2. Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.


MANAGER'S OVERVIEW

[Photo of James P. Williams and Hayes Miller]
James P. Williams
Hayes Miller
Portfolio Managers

"IRELAND, ITALY, SPAIN AND OTHER POST-EMU COUNTRIES COULD ALSO CONTINUE TO ENJOY A LONG CYCLICAL UPSWING."

SEE PAGE 28 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed since its inception?

ANSWER: The Fund outperformed its benchmark, the MSCI EAFE Index, primarily due to good market selection, as well as positive stock selection from most markets. The Fund's small but concentrated exposure to emerging markets was the largest contributor to outperformance. And our overweight positions in the UK and Singapore also helped, as these markets are providing excellent earnings growth characteristics at globally inexpensive prices.

QUESTION: What emerging market countries were the best performers for the Fund?

ANSWER: We selected our favorite companies in countries like Mexico, South Korea and Israel. Not only were the markets up strongly, but our companies did quite well within their markets.

QUESTION: Can you provide some specific success stories?

ANSWER: Japanese stock selection was very strong during the quarter, aided by the portfolio's bias to value, export-related companies, and larger industrials such as Mitsubishi Heavy Industries. As the yen drifted lower, these stocks were the center of attention for foreign buyers, who have been significantly underweight. The Fund's Italian stocks also performed well, because of our focus on banks and finance companies, along with a handful of mergers & acquisition candidates such as Telecom Italia.

QUESTION: Were there any strategies that detracted from performance?

ANSWER: The beginning of the year marked also the beginning of the Euro, which we expected to be a strong currency against the dollar. The currency instead fell by over 8% during the first quarter, largely as a result of Kosovo related activities, very low interest rates and a disinflationary environment.

        We also avoided Hong Kong, on concerns of weaker growth in China, a weak property market, and a more interventionist government. The market, however, was up strongly, due to general enthusiasm for an Asian recovery.

QUESTION: What is your outlook for international equities?

ANSWER: We expect a reversal of the strength of the Japanese market and have reduced the Fund's exposure to Japan. We believe the best places to invest these assets are in Continental Europe, where we expect Germany to show some positive surprise. Ireland, Italy, Spain and other post-EMU countries could also continue to enjoy a long cyclical upswing. We also have put some of the Japanese assets in emerging markets, where we anticipate continued recovery and foreign interest. The emerging markets currently provide a great deal of value relative to the heady valuations in most developed markets.


[ING FUNDS LOGO]               ING Funds Semi-Annual Report / April 30, 1999  11

Data as of 4/30/99
ING GLOBAL BRAND NAMES FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH

OBJECTIVE

GROWTH OF CAPITAL through investment in a non-diversified portfolio of multi-national companies with well-known brands.

ASSET ALLOCATION(1)
   [PIE CHART]

- Common Stocks                                                            98.9%
- Short-Term Investments                                                    1.1

CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                                     Lipper
                            Without       With sales    MSCI         Global
                            sales charge  charge        World        Fund Avg(2)
    A Shares                10.30%         3.96%        7.50%        7.94%
    ----------------------------------------------------------------------------
    B Shares                10.00          5.00         --           --
    ----------------------------------------------------------------------------
    C Shares                10.00          9.00         --           --
    ----------------------------------------------------------------------------
    X Shares                 2.32         -2.68         --           --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 1/14/99.

TOP FIVE COUNTRIES(1)

    United States                                                      63.4%
    ----------------------------------------------------------------------------
    Netherlands                                                         8.0
    ----------------------------------------------------------------------------
    France                                                              7.4
    ----------------------------------------------------------------------------
    Finland                                                             6.2
    ----------------------------------------------------------------------------
    Japan                                                               5.5

REGIONAL BREAKDOWN(1)

    North America                                                      64.0%
    ----------------------------------------------------------------------------
    Europe                                                             28.2
    ----------------------------------------------------------------------------
    Pacific Rim                                                         7.8


TOP FIVE HOLDINGS(1)

    Nokia Oyj                                                           6.2%
    ----------------------------------------------------------------------------
    Intel Corp.                                                         6.0
    ----------------------------------------------------------------------------
    Microsoft Corp.                                                     5.4
    ----------------------------------------------------------------------------
    Heineken NV                                                         5.4
    ----------------------------------------------------------------------------
    Time Warner Inc.                                                    4.9

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

2. Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.


MANAGER'S OVERVIEW

[Photo of Herman Kleeven]
HERMAN KLEEVEN
Portfolio Management
Team Leader

"WE REMAIN OPTIMISTIC FOR INVESTMENTS IN GLOBAL STOCK MARKETS IN GENERAL, AND GLOBAL BRAND NAME COMPANIES, IN PARTICULAR."

SEE PAGE 30 FOR FINANCIAL DETAILS.


QUESTION: How has the Fund performed for its shareholders?

ANSWER: The Fund posted strong double-digit returns since its inception, and has outperformed its benchmark, the MSCI World Index.

QUESTION: The success of brand name consumer goods is often tied to the strength of global economies. How have worldwide economic conditions affected the Fund?

ANSWER: It's no surprise that the U.S. economy has performed well. What has been somewhat of a surprise is the strong rebound in many countries, following last year's Asian currency crisis. This turnaround has been very positive for the Fund.

QUESTION: Has the Fund benefited from the strong recovery in the Japanese economy?

ANSWER: The much troubled Japanese market finally benefited from an improvement in sentiment which was due to the restructuring activity announced by companies such as Sony. Most global fund managers were very much underweight Japan and rushed in to increase their exposure. This resulted in a sharp increase in the Japanese stock market.

QUESTION: Can you share some examples of Fund success stories?

ANSWER: Luxury goods companies Louis Vuitton Moet Hennesy (LVMH) and Gucci benefited from an improving outlook in Asia. Gucci's performance was particularly noteworthy, as it handily surpassed consensus earnings estimates. The Gucci share price also benefited from the takeover battle that started when LVMH launched its bid for the company. Another example of a winning Fund holding was Nokia. The company continues to grow its market share with leading edge products for the mobile phone market.

QUESTION: Were there any disappointments in the Fund's portfolio?

ANSWER: We believed that Heinz was an interesting restructuring play. Despite the fact that Heinz has a broad range of products, this was not enough to offset increasing pressures from a consolidating industry. As a result, we decided to sell our position. We also participated in the Pepsi Bottling Groups (PBG) initial public offering. PBG is the world's largest manufacturer, seller and distributor of Pepsi-Cola beverages. Unfortunately, a number of factors resulted in a less than sizzling debut for the company.

QUESTION: What is your outlook for the Fund?

ANSWER: Growing evidence of economic strength and rising interest rates would seem to favor cyclical stocks at the expense of high multiple stocks to which our Fund is biased. However, we feel that this effect will be offset from the recovering emerging markets. Over the long-term we remain optimistic for investments in global stock markets in general, and global brand name companies, in particular.


12  ING Funds Semi-Annual Report / April 30, 1999               [ING FUNDS LOGO]

Data as of 4/30/99
ING HIGH YIELD BOND FUND
FOR INVESTORS SEEKING HIGH CURRENT INCOME AND TOTAL RETURNS

OBJECTIVE

HIGH CURRENT INCOME AND TOTAL RETURN, through investment in a diversified portfolio of below-investment grade corporate bonds.

ASSET ALLOCATION(1)
[PIE CHART]

Corporate Bonds             96.5%
Repurchase Agreement         3.5

CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                            LB          Lipper
                         Without        With sales      High Yield    High Yield
                      sales charge        charge         Index(2)     Fund Avg(2)
A Shares                  5.99%           0.94%           3.82%         5.06%
--------------------------------------------------------------------------------
B Shares                  5.69            0.69             --            --
--------------------------------------------------------------------------------
C Shares                  5.69            4.69             --            --
--------------------------------------------------------------------------------
X Shares                  5.11            0.11             --            --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 1/11/99.

CREDIT ALLOCATION(1)

BB/Ba                                                                      22.6%
--------------------------------------------------------------------------------
B/B                                                                        73.9
--------------------------------------------------------------------------------
Repurchase Agreement                                                        3.5

TOP FIVE HOLDINGS(1)

Ackerley Group Inc.,
9.00% due 1/15/2009                                                         5.4%
--------------------------------------------------------------------------------
Global Crossing Holding, Ltd.
10.5% due 6/1/2002                                                          4.0
--------------------------------------------------------------------------------
Orange PLC, 8.00% due 8/1/2008                                              3.9
--------------------------------------------------------------------------------
Century Communications,
9.50% due 3/1/2005                                                          3.7
--------------------------------------------------------------------------------
McLeod USA Inc.,
8.13% due 2/15/2009                                                         3.7

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

2.  Year to date performance.


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

MANAGER'S OVERVIEW


[PHOTO OF BOB BOWMAN]
BOB BOWMAN
Portfolio Management
Team Leader

"THE MANAGEMENT TEAM WAS ABLE TO SUCCESSFULLY DIFFERENTIATE BETWEEN IMPROVING AND DECLINING INDIVIDUAL SECURITIES."

QUESTION: The high yield market has generated strong results in recent years.
    How has the ING Fund performed since its inception?

ANSWER: We are pleased to report that the Fund has generated very strong results, outperforming the Lehman Brothers High Yield Index by a healthy margin.

QUESTION: Overall, what were some of the reasons for this success?

ANSWER: The primary reasons were astute individual credit and sector selection.
    We were able to successfully differentiate between improving and declining individual securities. The Fund also overweighted sectors of the high yield market that posted the strongest returns. Finally, performance was enhanced by short-term trading gains that were realized using active management techniques.

QUESTION: Can you give some specific examples of strong performers?

ANSWER: One of the strongest performing areas of the high yield market was the media-cable sector. The Fund benefited by having a 16% weighting versus an index weighting of 8%. The primary reason for the sector's outperformance was merger activity that occurred between investment grade and non-investment grade companies. We anticipated this activity and positioned the portfolio to benefit from it.

        The Fund also held several individual securities that produced outstanding results. These included Hyperion Telecom, Telewest Communications, Advanced Glassfiber Yarns and Rural/Metro Corporation.

QUESTION: Were there any investment strategies that didn't pan out for the Fund?

ANSWER: Two areas that were a drag on performance were the Fund's maturity and overall quality composition. The Fund's portfolio was positioned to have a slightly longer duration than the index, as we believed interest rates would trend downward. But the opposite occurred, negatively impacting performance. The Fund also focused on securities in the upper tiers of the high yield market. This stance was rewarded during the first quarter. However, in April lower credit quality high yield bonds outperformed high yield bonds with relatively better credit ratings.

QUESTION: What is your forecast for the high yield market and the Fund?

ANSWER: Several factors point to a positive outlook going forward. The domestic economy has been strong, which bodes well for the financial health of high yield companies.

        Demand for high yield bonds continues to be heavy, with support from retail mutual funds, institutional investors and Collateralized Bond Obligations (CBOs). These factors provide fundamental and technical support to the high yield market.


SEE PAGE 30 FOR FINANCIAL DETAILS.


[ING FUNDS LOGO]                ING Funds Semi-Annual Report / April 30, 1999 13

Data as of 4/30/99
ING INTERMEDIATE BOND FUND
FOR INVESTORS SEEKING HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY

OBJECTIVE

HIGH CURRENT INCOME consistent with the preservation of capital and liquidity through investment in a diversified portfolio of U.S. government and high-quality corporate bonds.

ASSET ALLOCATION(1)
[PIE CHART]

Corporate Bonds             75.3%
U.S. Treasury                8.9
U.S. Government              8.2
Repurchase Agreement         7.6

CUMULATIVE TOTAL RETURN
Since inception (unless otherwise noted)

                                                                        Lipper
                                                         LB          Int. Invest.
                 Without         With sales          Govt/Corp.       Grade Debt
              sales charge         charge            Index(2)        Fund Avg(2)
A Shares         -0.56%           -5.29%             -0.95%             -0.21%
--------------------------------------------------------------------------------
B Shares         -0.96            -5.84                --                 --
--------------------------------------------------------------------------------
C Shares         -0.84            -1.81                --                 --
--------------------------------------------------------------------------------
X Shares          0.12            -4.83                --                 --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 1/11/99.

CREDIT ALLOCATION(1)

U.S. Treasury                                                               8.9%
--------------------------------------------------------------------------------
U.S. Government                                                             8.2
--------------------------------------------------------------------------------
AA/A                                                                       23.1
--------------------------------------------------------------------------------
BBB/B                                                                      52.2
--------------------------------------------------------------------------------
Repurchase Agreement                                                        7.6

TOP FIVE HOLDINGS(1)

Federal Home Loan Bank,
5.13% due 9/15/2003                                                         6.1%
--------------------------------------------------------------------------------
U.S. Treasury Bonds,
5.25% due 11/15/2028                                                        4.6
--------------------------------------------------------------------------------
U.S. Treasury Bonds,
5.50% due 8/15/2028                                                         3.5
--------------------------------------------------------------------------------
McLeod USA Inc.,
9.50% due 11/1/2008                                                         3.4
--------------------------------------------------------------------------------
Jones Intercable Inc.,
9.63% due 3/15/2002                                                         3.4

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

2.  Year to date performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

MANAGER'S OVERVIEW


[PHOTO OF JAMES B. KAUFFMANN]
JAMES B. KAUFFMANN
Portfolio Management
Team Leader

"THE FUND WAS AIDED BY ITS OVERWEIGHTING IN THE INDUSTRIAL AND FINANCIAL SECTORS OF THE HIGH-GRADE CORPORATE BOND UNIVERSE."

QUESTION: The U.S. bond market as a whole has not performed well in recent months. How has the Fund done in this environment?

ANSWER: All things considered, the Fund has done reasonably well -- outperforming its benchmark, the Lehman Government Corporate Index, since its inception.

QUESTION: Can you provide a review of this year's bond market?

ANSWER: The first quarter was one of extreme contrasts. The U.S. Treasury market experienced one of its worst stretches in recent memory, as interest rates rose over 40 basis points across the yield curve. At the same time, investment grade spread sectors provided a strong cushion against this poor performance.

QUESTION: How did investors react to the bond market's gyrations?

ANSWER: Investors, wary over the pains inflicted by the credit sectors during the second half of 1998, were reluctant to reenter these markets. The unexpected economic strength during the fourth quarter, and early indications of robust growth during the first quarter, worked to prod portfolio managers back into the spread sectors.

QUESTION: Which sectors of the bond market provided the best returns?

ANSWER: Lower quality asset classes were the stars, with emerging market, high yield and lower quality investment grade securities leading the way.

QUESTION: Can you explain what strategies the Fund used to enhance returns?

ANSWER: The Fund was aided by its overweighting in the industrial and financial sectors of the high-grade corporate bond universe. An exposure to lower rated issues also proved fruitful, as they held up better than higher rated securities when interest rates rose. Examples of winning securities included Qwest Communications, Northwest Airlines enhanced equipment trust certificates and Texas New Mexico power.

        In addition, the Fund was able to take advantage of pricing inefficiencies in the new issue market, making some profitable, short-term buys and sells.

QUESTION: In addition to rising interest rates, what other factors negatively affected performance?

ANSWER: The Fund's duration, which was slightly higher than its index, hurt returns. And, in hindsight, we had insufficient exposure to the strong performing emerging market sector.

QUESTION: What is your outlook for the bond market for the remainder of the year?

ANSWER: We believe that most of the damage has already occurred in the Treasury market, as we expect economic activity to slow during the second half of the year. However, there is reason for continued caution, due to the trend of rising prices of oil, grains and other commodities.

SEE PAGE 32 FOR FINANCIAL DETAILS.


14  ING Funds Semi-Annual Report / April 30, 1999               [ING FUNDS LOGO]

Data as of 4/30/99

ING MONEY MARKET FUND
For investors seeking preservation of capital and liquidity

OBJECTIVE

Maintain a stable $1.00 net asset value while providing investors with a HIGH LEVEL OF CURRENT INCOME.

ASSET ALLOCATION(1)

- 1st Tier Commercial Paper                                                89.9%
- U.S. Government Agency                                                    5.3
- Medium-Term Note                                                          3.2
- Floating Rate Note                                                        1.6

PERFORMANCE HIGHLIGHTS

                                                                      IBC Money
                                                                      Fund Rep
                                                                      1st Tier
                              7-Day Yield         30-Day Yield         Average
A Shares                          4.26%              4.26%              4.20%
--------------------------------------------------------------------------------
B Shares                          3.51               3.50                --
--------------------------------------------------------------------------------
C Shares                          3.51               3.51                --
--------------------------------------------------------------------------------
X Shares                          3.51               3.51                --

Inception date for Class A, B, and C shares of the Fund is 12/15/98.

Inception date for Class X shares of the Fund is 1/20/99.

TOP TEN HOLDINGS(1)

The Walt Disney Co. due 11/9/99                                             3.4%
--------------------------------------------------------------------------------
Fannie Mae 4.98% due 4/20/00                                                3.2
--------------------------------------------------------------------------------
Goldman Sachs due 9/8/99                                                    3.0
--------------------------------------------------------------------------------
MDU Resources due 5/25/99                                                   2.7
--------------------------------------------------------------------------------
Smithkline Beecham due 5/4/99                                               2.7
--------------------------------------------------------------------------------
Toyota Motor Credit due 6/1/99                                              2.7
--------------------------------------------------------------------------------
Sara Lee due 5/3/99                                                         2.6
--------------------------------------------------------------------------------
Merrill Lynch & Co. due 6/11/99                                             2.5
--------------------------------------------------------------------------------
Deere & Co. due 5/24/99                                                     2.2
--------------------------------------------------------------------------------
Daimler Chrysler due 8/25/99                                                2.2

1. Fund holdings are subject to change and are dollar-weighted based on invested assets.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PLEASE SEE PAGE 16 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DETAILS AND RISK CONSIDERATIONS.

MANAGER'S OVERVIEW


[PHOTO OF JENNIFER THOMPSON]
Jennifer Thompson
Portfolio Management
Team Leader

"The Fund was able to take advantage of these rates and outperform its benchmark...."

QUESTION: How has the Fund performed since its inception?

ANSWER: The Fund met its objective of providing high current income. As of April
    30, 1999 the Fund had a seven-day yield of 4.26% for its Class A shares, 3.51% for its Class B, C and X shares. These compare to the seven-day yield of 4.20% from the Fund's benchmark, the IBC First Tier Index.

QUESTION: Can you describe the investment environment during the last six months?

ANSWER: The second half of 1998 proved to be tumultuous for both the stock and bond markets. The foreign economic crisis and general uncertainty in the global markets caused the stock market to sell off dramatically in the third quarter. The U.S. Treasury market rallied significantly during the period, reflecting an investor flight to quality.

        Despite the weakness in the global markets, the U.S. economy proved its resiliency, posting a 4% GDP growth rate for the year. During the first quarter of 1999 there were continued signs of economic strength, yet inflation remained subdued.

QUESTION: How did economic conditions affect the U.S. monetary policy?

ANSWER: In response to the financial strain abroad and the resulting impact on the domestic economy, the Federal Reserve Board began lowering interest rates in late September. By December, after three 1/4 point easings, the Federal Reserve had restored confidence to the markets. This far in 1999, the Fed has adopted a neutral interest rate stance. However, sentiment has changed from expectations of lowering rates, to an increase in interest rates. As a result, prices of Treasury securities have fallen significantly.

QUESTION: What investment strategies have you employed for the Fund?

ANSWER: At the Fund's inception the money market yield curve was inverted, with the highest interest rates in the one-month area due to technical year-end factors. The Fund was able to take advantage of these rates and outperform its benchmark during December and January. As the Fed's neutral position became clear in early 1999 and the yield curve steepened, the Fund's average maturity was extended to take advantage of higher interest rates at the long end of the yield curve.

QUESTION: What is the Fund's strategy going forward?

ANSWER: Currently, we plan to keep the Fund's average maturity in line with the index. This approach will be utilized until a clearer course for interest rates emerges.


SEE PAGE 33 FOR FINANCIAL DETAILS

[ING FUNDS LOGO]                ING Funds Semi-Annual Report / April 30, 1999 15

April 30, 1999 (unaudited)

FOOTNOTES
For Fund Performance pages 2-15

Past performance cannot guarantee future results. Total Returns are cumulative not annualized. Fund returns include change in share value and reinvestment of distributions.

Shares of ING Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

Because of ongoing market volatility, the Funds' performance may be subject to substantial short-term changes.

Credit allocation includes securities rated by national rating organizations, or if not rated, determined to be of comparable quality by the Fund's Sub-Adviser.

Total return without sales charge for Class A shares is at NAV. Total return with sales charge for Class A shares include the current initial maximum sales charge of 5.75% (Stock funds); 4.75% (Bond Funds), respectively. Class A shares of Money Market Fund are not subject to an initial sales charge.

Total return with sales charge for Class B, Class C and Class X shares, assume redemption of Fund shares at the end of each period indicated, with the maximum contingent deferred sales charge of 5%, 1% and 5%, respectively.

Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans. Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return Class X shares does not include the 2% bonus shares paid by the distributor.

RISK CONSIDERATIONS

These and other risks are more fully described in the prospectus.

GLOBAL/INTERNATIONAL There are risks of investing in foreign securities. Foreign securities markets may not be subject to the same degree of regulation as, and may be more volatile and less liquid than, the major US markets. International investing also involves currency risk and political uncertainties.

ING SMALL CAP GROWTH FUND There are risks associated with investing in small capitalization issuers. Small capitalization issuers typically have limited product lines and smaller market share, and are less liquid than stocks of large companies.

ING FOCUS FUND The Fund concentrates its investments in up to only 40 holdings. The Fund carries more risk than more diversified funds.

ING TAX-EFFICIENT EQUITY FUND The Fund may invest up to 10% of its total assets in foreign securities, which may be subject to exchange rate risk, and political uncertainties.

ING GLOBAL INFORMATION TECHNOLOGY FUND The Fund concentrates its investments in information technology companies. The Fund carries more risk than funds invested across many industries and may be subject to significant price fluctuations and stock price declines.

ING HIGH YIELD FUND Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market risks and may experience greater volatility in market value than investment grade corporate bonds.

MONEY MARKET Shares of Money Market Fund are not guaranteed by the Federal Deposit Insurance Corp., or any other government agency. Although the Fund seeks to preserve the value of $1.00 per share, it is possible to lose money by investing in the Fund.


BENCHMARKS

RUSSELL 2500 GROWTH INDEX measures the performance of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 INDEX measures the performance of the 1000 largest companies in the Russell 3000 Index which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The average market capitalization is approximately $9.9 billion.

RUSSELL MID-CAP GROWTH INDEX measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX includes 500 widely held stocks in four broad sectors (industrials, utilities, financial and transportation).

SALOMON BROTHERS NON-US WORLD GOVERNMENT BOND INDEX includes a wide range of foreign government bonds with maturities over 1 year.

GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index currently composed of 190 companies involved in the technology industry. It includes reinvestment of dividends and capital gains.

FT-EUROPE INDEX is average weighted by the market value of the performance of securities listed on the Stock Exchange of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and UK.

MSCI EAFE INDEX is a stock index designated to measure the investment returns of developed countries outside of North America. The Index is composed of approximately 1000 stocks from 21 countries.

MSCI WORLD INDEX represents 22 countries with market value of about 1,500 stocks. It includes the U.S., Europe, Canada, Australia, New Zealand and the Far East. The average company in the Index presently has a market capitalization of about $3.5 billion. The index provides total return in US dollars with dividends reinvested.

LEHMAN BROTHERS HIGH YIELD INDEX includes all fixed-income securities having a maximum quality rating of Ba1 (including default issues), a minimum amount outstanding of $100 million and at least 1 year to maturity.

LEHMAN BROTHERS GOVERNMENT/CORP. INDEX includes government and corporate bonds, U.S. treasuries, agency securities, corporate and yankee bonds with reinvestment of income.

IBC MONEY FUND REPORT 1ST TIER AVERAGE is a weekly report tracking the performance, assets, average maturities and portfolio composition of over 1,300 taxable and tax-free money funds.


16 ING Funds Semi-Annual Report / April 30, 1999

April 30, 1999 (unaudited)

SCHEDULE OF INVESTMENTS
ING Small Cap Growth Fund

    Shares/
  Principal                                                              Market
     Amount                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK -- 97.4%
ADVERTISING -- 8.7%
  19,100 Lamar Advertising Co.(1)                                     $  642,237
  31,000 Snyder Communications, Inc.(1)                                  910,625
   8,200 TMP Worldwide Inc.(1)                                           551,450
   7,000 Young & Rubicam Inc.(1)                                         278,688
                                                                      ----------
                                                                       2,383,000
APPLICATIONS SOFTWARE -- 1.0%
   1,700 New Era of Networks, Inc.                                        63,856
   5,700 Siebel Systems, Inc.(1)                                         219,094
                                                                      ----------
                                                                         282,950
AUTO/TRUCK PARTS -- 2.0%
  23,600 Tower Automotive, Inc.(1)                                       542,800
CIRCUITS -- 0.9%
   5,300 Vitesse Semiconductor Corp.(1)                                  245,456
COMMERCIAL BANKS -- 1.9%
   7,700 Zions Bancorp.                                                  513,494
COMMERCIAL SERVICES -- 2.2%
  18,100 Concord EFS, Inc.(1)                                            604,087
COMPUTER DATA SECURITY -- 1.5%
  16,500 Entrust Technologies Inc.(1)                                    406,312
COMPUTER SERVICES -- 2.9%
   3,100 FactSet Research Systems Inc.                                   144,537
  20,500 SunGard Data Systems Inc.(1)                                    654,719
                                                                      ----------
                                                                         799,256
COMPUTER SOFTWARE -- 0.8%
   7,600 Mercury Interactive Corp.(1)                                    214,225
COMPUTERS -- 1.7%
   5,100 Comverse Technology, Inc.(1)                                    327,038
   1,800 VERITAS Software Corp.(1)                                       127,800
                                                                      ----------
                                                                         454,838
CONSUMER PRODUCTS -- 2.2%
  17,500 The Dial Corp.                                                  595,000
DATA PROCESSING/MANAGEMENT -- 1.0%
   4,900 Fiserv, Inc.(1)                                                 286,956
DIRECT MARKETING -- 2.3%
  25,400 Harte-Hanks, Inc.                                               641,350
DISTRIBUTION -- 2.1%
   6,400 CDW Computer Centers, Inc.(1)                                   572,800
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.7%
  15,100 Danaher Corp.                                                 1,003,206
ELECTRONIC COMPONENTS -- 2.8%
  12,400 Gentex Corp.(1)                                                 372,775
   5,400 KLA-Tencor Corp.(1)                                             267,975
   2,500 Novellus Systems, Inc.(1)                                       118,125
                                                                      ----------
                                                                         758,875
ELECTRONIC MEASUREMENT INSTRUMENTS -- 1.6%
   9,500 Teradyne, Inc.(1)                                               448,281
ENTERTAINMENT SOFTWARE -- 2.4%
  13,000 Electronic Arts Inc.(1)                                         660,563
FINANCE -- 3.9%
     900 Ameritrade Holding Corp. -- A Shares(1)                         120,206
   2,100 E*Trade Group, Inc.(1)                                          242,550
   4,500 Knight/Trimark Group, Inc. -- A Shares(1)                       689,344
                                                                      ----------
                                                                       1,052,100
FINANCIAL GUARANTEE INSURANCE -- 2.2%
  12,900 CMAC Investment Corp.                                           591,788
FOOD -- 2.5%
  32,100 Flowers Industries, Inc.                                        682,125
INSTRUMENTS - SCIENTIFIC -- 2.4%
   6,200 Waters Corp.(1)                                                 651,775
LASERS-SYSTEM/COMPONENTS -- 0.6%
   1,300 Uniphase Corp.(1)                                               157,787
LIFE/HEALTH INSURANCE -- 2.6%
  18,200 Protective Life Corp.                                           713,212
MEDICAL -- 3.6%
   7,000 Biogen, Inc.(1)                                                 665,438
   8,500 Millennium Pharmaceuticals, Inc.(1)                             316,094
                                                                      ----------
                                                                         981,532
MEDICAL INSTRUMENTS -- 1.5%
   3,000 Biomet, Inc.                                                    123,000
   6,900 Xomed Surgical Products, Inc.(1)                                287,212
                                                                      ----------
                                                                         410,212
MEDICAL PRODUCTS -- 1.2%
   9,150 Osteotech, Inc.(1)                                              330,544
METAL PROCESSORS & FABRICATORS -- 1.7%
  42,300 Metals USA, Inc.(1)                                             452,081
MISCELLANEOUS MANUFACTURER -- 1.2%
   6,700 Pentair, Inc.                                                   314,900
NETWORKING PRODUCTS -- 3.5%
  20,100 Computer Network Technology Corp.(1)                            375,619
  10,900 International Network Services(1)                               414,200
   3,300 Network Appliance, Inc.(1)                                      166,031
                                                                      ----------
                                                                         955,850
OPTICAL SUPPLIES -- 2.4%
  21,300 Ocular Sciences, Inc.(1)                                        649,650
PHARMACY SERVICES -- 0.3%
   1,000 Express Scripts, Inc. -- A Shares(1)                             73,625
PRINTERS & RELATED PRODUCTS -- 1.5%
   8,900 Electronics for Imaging, Inc.(1)                                421,081
PROPERTY/CASUALTY INSURANCE -- 1.1%
  14,500 HCC Insurance Holdings, Inc.                                    306,312
PUBLISHING -- 1.6%
  31,800 Hollinger International Inc.                                    447,188
RENTAL AUTO/EQUIPMENT -- 2.7%
  24,600 United Rentals, Inc.(1)                                         733,388
RETAIL -- 11.5%
   7,700 Abercrombie & Fitch Co. -- A Shares(1)                          732,463
  22,700 Bed Bath & Beyond Inc.(1)                                       810,106
   6,900 The Children's Place Retail Stores, Inc.(1)                     250,125
  17,200 Family Dollar Stores, Inc.                                      414,950
   6,000 Linens 'n Things, Inc.(1)                                       274,500
  14,200 Ross Stores, Inc.                                               652,313
                                                                      ----------
                                                                       3,134,457
RETIREMENT CARE -- 0.9%
   6,200 Sunrise Assisted Living, Inc.(1)                                248,000
SCHOOLS -- 3.1%
  10,600 Apollo Group, Inc. -- A Shares(1)                               262,350
  18,200 DeVry, Inc.(1)                                                  480,025
   5,200 Education Management Corp.(1)                                   103,675
                                                                      ----------
                                                                         846,050
TELECOMMUNICATION SERVICES -- 0.2%
   1,200 Teligent, Inc.(1)                                                65,250


                                ING Funds Semi-Annual Report / April 30, 1999 17

April 30, 1999 (unaudited)

SCHEDULE OF INVESTMENTS
ING Small Cap Growth Fund (continued)

    Shares/
  Principal                                                             Market
     Amount                                                             Value
TELEPHONE -- 0.7%
     2,600 NEXTLINK Communications, Inc. -- A Shares(1)              $   190,450
TRANSPORTATION -- 2.3%
     7,000 CNF Transportation Inc.                                       305,812
    17,850 Swift Transportation Co., Inc.(1)                             327,994
                                                                     -----------
                                                                         633,806
TRANSPORTATION SERVICES -- 0.5%
     2,300 Expeditors International of Washington, Inc.                  139,438
TOTAL COMMON STOCK
           (Cost -- $24,155,311)                                     $26,596,050
REPURCHASE AGREEMENT -- 2.6%
  $709,000 State Street Bank & Trust Co., 4.80% due
           5/3/1999; Proceeds at maturity -- $709,284;
           (Fully collateralized by U.S. Treasury Notes, 5.75%
           due 10/31/2002; Market value -- $727,624)
           (Cost -- $709,000)                                        $   709,000
TOTAL INVESTMENTS -- 100.0%
           (Cost -- $24,864,311)(2)                                  $27,305,050

1.  Non-income producing security.

2.  Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.



ING Focus Fund

    Shares/
  Principal                                                              Market
     Amount                                                              Value
COMMON STOCK -- 90.1%
AEROSPACE/DEFENSE -- 2.1%
   4,700 United Technologies Corp.                                    $  680,913
APPLICATIONS SOFTWARE -- 5.8%
  18,900 Citrix Systems, Inc.(1)                                         803,250
  27,900 Siebel Systems, Inc.                                          1,072,406
                                                                      ----------
                                                                       1,875,656
BANKS -- 3.3%
  26,300 The Bank of New York Co., Inc.                                1,052,000
BEVERAGES -- 1.8%
  15,500 PepsiCo, Inc.                                                   572,531
BUILDING PRODUCTS -- 2.9%
  15,000 Martin Marietta Materials, Inc.                                 927,188
BROADCASTING SERVICES -- 2.3%
  11,600 AT&T Corp. -- Liberty Media Group A Shares(1)                   740,950
CASINO HOTELS -- 3.0%
  90,000 Park Place Entertainment Corp.(1)                               973,125
CELLULAR TELECOMMUNICATIONS -- 2.7%
   9,200 AirTouch Communications, Inc.(1)                                859,050
COMMERCIAL SERVICES -- 1.9%
  29,000 Data Transmission Network Corp.(1)                              612,625
COMPUTER SOFTWARE -- 3.2%
  78,300 Parametric Technology Corp.(1)                                1,022,794
COMPUTERS -- 1.9%
   5,700 EMC Corp.(1)                                                    620,944
DATA PROCESSING -- 2.4%
  17,800 First Data Corp.                                                755,387
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.0%
   6,100 General Electric Co.                                            643,550
FINANCE -- 5.0%
   7,400 Capital One Financial Corp.                                   1,285,287
   5,300 Freddie Mac                                                     332,575
                                                                      ----------
                                                                       1,617,862
FOOD -- 3.7%
  22,000 Fred Meyer, Inc.(1)                                           1,190,750
GOLD MINING -- 2.6%
  40,800 Barrick Gold Corp.                                              821,100
MEDICAL -- 3.8%
   9,300 Eli Lilly & Co.                                                 684,712
   8,400 SmithKline Beecham PLC Sponsored ADR                            551,775
                                                                      ----------
                                                                       1,236,487
MEDICAL PRODUCTS -- 3.4%
  12,800 Baxter International Inc.                                       806,400
   8,100 Becton, Dickinson & Co.                                         301,219
                                                                      ----------
                                                                       1,107,619
METALS -- 3.6%
  18,500 Reynolds Metals Co.                                           1,153,938
MULTI-LINE INSURANCE -- 3.1%
   8,379 American International Group, Inc.                              984,009
MULTIMEDIA -- 2.5%
  11,500 Time Warner Inc.                                                805,000
OIL & GAS -- 3.4%
  20,000 ENSCO International Inc.                                        371,250
  17,000 Halliburton Co.                                                 724,625
                                                                      ----------
                                                                       1,095,875


18 ING Funds Semi-Annual Report / April 30, 1999

    Shares/
  Principal                                                             Market
     Amount                                                             Value
  PIPELINES -- 2.5%
    16,800 The Williams Cos., Inc.                                   $   793,800
  RETAILS -- 3.0%
    28,900 The TJX Cos., Inc.                                            962,731
  SAVINGS & LOANS -- 2.1%
    16,700 Washington Mutual, Inc.                                       686,788
  TELECOMMUNICATION EQUIPMENT -- 3.5%
    31,100 General Instrument Corp.(1)                                 1,135,150
  TELECOMMUNICATION SERVICES -- 5.1%
    18,300 IXC Communications, Inc.(1)                                   725,137
    12,000 NTL Inc.(1)                                                   915,000
                                                                     -----------
                                                                       1,640,137
  TELEPHONE -- 7.5%
    13,730 AT&T Corp.                                                    693,340
    19,600 Bell Atlantic Corp.                                         1,129,450
     5,500 Telecom Italia S.p.A. Sponsored ADR                           584,031
                                                                     -----------
                                                                       2,406,821
  TOTAL COMMON STOCK
           (Cost -- $24,557,885)                                     $28,974,780
  REPURCHASE AGREEMENT -- 9.9%
$3,196,000 State Street Bank & Trust Co., 4.800% due
           5/3/1999; Proceeds at maturity -- $3,197,278;
           (Fully collateralized by U.S. Treasury Notes,
           5.125% due 8/31/2000; Market value -- $3,262,300)
           (Cost -- $3,196,000)                                      $ 3,196,000
  TOTAL INVESTMENTS -- 100.0%
           (Cost -- $27,753,885)(2)                                  $32,170,780

1.  Non-income producing security.

2.  Aggregate cost for Federal income tax purposes is substantially the same.

ADR -- American Depository Receipt.

See Notes to Financial Statements.


ING Mid Cap Growth Fund

    Shares/
  Principal                                                             Market
     Amount                                                             Value
COMMON STOCK -- 91.0%
AEROSPACE/DEFENSE -- 1.8%
  10,000 Gulfstream Aerospace Corp.(1)                                $  487,500
AIRLINES -- 1.0%
  12,000 COMAIR Holdings, Inc.                                           264,750
APPAREL MANUFACTURERS -- 1.0%
   8,000 Jones Apparel Group, Inc.(1)                                    264,000
APPLICATIONS SOFTWARE -- 3.2%
  10,000 Citrix Systems, Inc.(1)                                         425,000
   8,600 National Instruments Corp.(1)                                   292,400
   4,700 Policy Management Systems Corp.(1)                              147,756
                                                                      ----------
                                                                         865,156
AUTO/TRUCK PARTS -- 1.2%
  14,000 Tower Automotive, Inc.(1)                                       322,000
BUILDING -- 3.3%
   6,300 Centex Corp.                                                    230,344
  17,900 D.R. Horton, Inc.                                               345,694
   7,200 Ecolab Inc.                                                     301,950
                                                                      ----------
                                                                         877,988
BUILDING PRODUCTS -- 2.1%
   5,000 Martin Marietta Materials, Inc.                                 309,062
   7,400 Lone Star Industries, Inc.                                      264,088
                                                                      ----------
                                                                         573,150
CIRCUIT BOARDS -- 1.0%
   4,000 Sanmina Corp.(1)                                                265,500
CIRCUITS -- 4.3%
  10,600 Linear Technology Corp.                                         602,875
   2,700 Micrel, Inc.(1)                                                 158,962
   8,500 Vitesse Semiconductor Corp.(1)                                  393,656
                                                                      ----------
                                                                       1,155,493
COMMERCIAL BANKS -- 5.9%
   6,100 AmSouth Bancorp                                                 290,131
  13,400 City National Corp.                                             517,575
  10,000 National Commerce Bancorp                                       250,000
  12,500 North Fork Bancorp., Inc.                                       281,250
   5,300 Old Kent Financial Corp.                                        250,425
                                                                      ----------
                                                                       1,589,381
COMMERCIAL SERVICES -- 5.8%
   7,500 Concord EFS, Inc.(1)                                            250,313
  12,900 NOVA Corp.(1)                                                   335,400
  12,000 Paychex, Inc.                                                   612,750
   9,000 Quintiles Transnational Corp.(1)                                365,062
                                                                      ----------
                                                                       1,563,525
COMPUTER SERVICES -- 1.4%
  11,900 SunGard Data Systems Inc.(1)                                    380,056
COMPUTER SOFTWARE -- 1.2%
  10,000 Transaction Systems Architects, Inc. -- A Shares(1)             324,375
COMPUTERS -- 1.7%
   5,050 Comverse Technology, Inc.(1)                                    323,831
   3,300 NCR Corp.(1)                                                    135,300
                                                                      ----------
                                                                         459,131
CONSULTING SERVICES -- 1.0%
  10,000 The Metzler Group, Inc.(1)                                      278,750
CONSUMER PRODUCTS -- 0.7%
   8,400 Blyth Industries, Inc.(1)                                       191,100
DATA PROCESSING/MANAGEMENT -- 4.1%
  14,000 Acxiom Corp.(1)                                                 353,500
  13,000 American Management Systems, Inc.(1)                            446,875
   5,000 Fiserv, Inc.(1)                                                 292,812
                                                                      ----------
                                                                       1,093,187


                                ING Funds Semi-Annual Report / April 30, 1999 19

April 30, 1999 (unaudited)

SCHEDULE OF INVESTMENTS
ING Mid Cap Growth Fund (continued)

    Shares/
  Principal                                                              Market
     Amount                                                              Value
DENTAL SUPPLIES & EQUIPMENT -- 1.0%
    10,000 Sybron International Corp.(1)                             $   276,875
DIRECT MARKETING -- 0.9%
    10,000 Harte-Hanks, Inc.                                             252,500
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.2%
     5,400 Carlisle Cos. Inc.                                            264,600
     5,000 Danaher Corp.                                                 332,188
     6,100 Teleflex Inc.                                                 265,731
                                                                     -----------
                                                                         862,519
ELECTRONIC COMPONENT -- 0.6%
     2,400 Altera Corp.(1)                                               173,400
FINANCE -- 0.8%
     1,200 Capital One Financial Corp.                                   208,425
FOOD -- 1.4%
    12,000 Richfood Holdings, Inc.                                       150,000
     5,500 U.S. Foodservice(1)                                           231,344
                                                                     -----------
                                                                         381,344
FUNERAL SERVICES & RELATED ITEMS -- 0.8%
    11,500 Stewart Enterprises, Inc. -- A Shares                         228,562
HEALTH CARE -- 1.0%
     8,000 MedQuist Inc.(1)                                              274,000
HOME FURNISHINGS -- 0.5%
     5,000 Furniture Brands International, Inc.(1)                       125,313
HOSPITAL BEDS/EQUIPMENT -- 0.8%
     4,600 Hillenbrand Industries, Inc.                                  215,913
IDENTIFICATION SYSTEM/DEVELOPMENT -- 1.2%
     7,000 Symbol Technologies, Inc.                                     334,250
INSTRUMENTS-SCIENTIFIC -- 1.2%
     3,200 Waters Corp.(1)                                               336,400
LASERS-SYSTEM/COMPONENTS -- 1.0%
     2,200 Uniphase Corp.(1)                                             267,025
LIFE/HEALTH INSURANCE -- 2.0%
     7,300 Protective Life Corp.                                         286,069
     6,000 Reinsurance Group of America, Inc.                            256,500
                                                                     -----------
                                                                         542,569
MACHINERY TOOLS & RELATED PRODUCTS -- 1.6%
    14,000 Applied Power Inc. -- A Shares                                441,875
MEDICAL -- 8.3%
    16,000 AmeriSource Health Corp. -- A Shares(1)                       443,000
     4,000 Biogen, Inc.(1)                                               380,250
    27,000 Health Management Associates, Inc. -- A Shares(1)             421,875
    10,000 Medicis Pharmaceutical Corp. -- A Shares(1)                   243,125
     8,300 Universal Health Services, Inc. -- B Shares(1)                430,044
     8,000 Watson Pharmaceuticals, Inc.(1)                               324,000
                                                                     -----------
                                                                       2,242,294
MEDICAL PRODUCTS -- 2.0%
     5,400 MiniMed Inc.(1)                                               337,500
    12,000 STERIS Corp.(1)                                               213,000
                                                                     -----------
                                                                         550,500
MISCELLANEOUS MANUFACTURER -- 1.2%
     6,900 Pentair, Inc.                                                 324,300
MULTI-LINE INSURANCE -- 1.1%
    13,400 Horace Mann Educators Corp.                                   304,850

  Shares/
Principal                                                                Market
   Amount                                                                Value
NETWORKING PRODUCTS -- 0.5%
     3,750 International Network Services(1)                             142,500
POWER SUPPLY PRODUCTS -- 1.5%
    12,000 American Power Conversion Corp.(1)                            396,000
PRINTERS & RELATED PRODUCTS -- 3.2%
    10,500 Electronics for Imaging, Inc.(1)                              496,781
     3,000 Lexmark International Group, Inc. -- A Shares(1)              370,500
                                                                     -----------
                                                                         867,281
RETAIL -- 5.1%
    11,000 CSK Auto Corp.(1)                                             275,000
    13,800 Family Dollar Stores, Inc.                                    332,925
    11,400 Linens 'n Things, Inc.(1)                                     521,550
     8,600 Williams-Sonoma, Inc.(1)                                      249,400
                                                                     -----------
                                                                       1,378,875
SCHOOLS -- 3.7%
    12,500 Apollo Group, Inc. -- A Shares(1)                             309,375
    10,000 ITT Educational Services, Inc.(1)                             245,625
    17,500 Sylvan Learning Systems, Inc.(1)                              439,687
                                                                     -----------
                                                                         994,687
TELECOMMUNICATIONS EQUIPMENT -- 4.9%
    10,000 ADC Telecommunications, Inc.(1)                               478,125
    11,000 ANTEC Corp.(1)                                                298,375
     8,400 General Instrument Corp.(1)                                   306,600
     3,500 Plantronics, Inc.(1)                                          236,250
                                                                     -----------
                                                                       1,319,350
TRANSPORTATION -- 0.8%
     3,700 Expeditors International of Washington, Inc.                  224,313
TOTAL COMMON STOCK
           (Cost -- $23,663,519)                                     $24,620,962
UNIT INVESTMENT TRUST -- 4.7%
    17,000 S & P Mid-Cap 400 Depository Receipts
           (Cost -- $1,137,674)                                      $ 1,265,969
SUB-TOTAL INVESTMENTS
           (Cost -- $24,801,193)                                     $25,886,931
REPURCHASE AGREEMENT -- 4.3%
$1,158,000 State Street Bank & Trust Co., 4.80% due
           5/3/1999; Proceeds at maturity -- $1,158,463;
           (Fully collateralized by U.S. Treasury Notes,
           5.25% due 1/31/2001; Market value -- $1,183,931)
           (Cost -- $1,158,000)                                      $ 1,158,000
TOTAL INVESTMENTS -- 100.0%
           (Cost -- $25,959,193)(2)                                  $27,044,931


1.  Non-income producing security.

2.  Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


20 ING Funds Semi-Annual Report / April 30, 1999

ING Large Cap Growth Fund

    Shares/
  Principal                                                             Market
     Amount                                                             Value
COMMON STOCK -- 98.1%
ADVERTISING AGENCIES -- 1.4%
   7,400 Omnicom Group Inc.                                          $   536,500
AUTOMOBILE -- 1.6%
   9,200 Ford Motor Co.                                                  588,225
BANKS -- 7.0%
  19,800 The Bank of New York Co., Inc.                                  792,000
  15,000 U.S. Bancorp                                                    555,938
  28,600 Wells Fargo Co.                                               1,235,163
                                                                     -----------
                                                                       2,583,101
BEVERAGES -- 1.6%
   8,600 The Coca-Cola Co.                                               584,800
COMPUTER SOFTWARE -- 5.5%
  16,300 Compuware Corp.(1)                                              397,312
  20,300 Microsoft Corp.(1)                                            1,650,644
                                                                     -----------
                                                                       2,047,956
COMPUTERS -- 10.8%
  20,200 Dell Computer Corp.(1)                                          831,987
   7,600 EMC Corp.(1)                                                    827,925
   6,100 International Business Machines Corp.                         1,276,044
  14,300 Sun Microsystems, Inc.(1)                                       855,319
   2,800 VERITAS Software Corp.(1)                                       198,800
                                                                     -----------
                                                                       3,990,075
CONSUMER PRODUCTS -- 0.7%
   7,200 The Dial Corp.                                                  244,800
CRUISE LINES -- 1.6%
  14,400 Carnival Corp.                                                  594,000
DIVERSIFIED FINANCIAL SERVICES -- 4.5%
  14,000 Citigroup Inc.                                                1,053,500
   6,100 Morgan Stanley Dean Witter & Co.                                605,044
                                                                     -----------
                                                                       1,658,544
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.7%
   6,700 Danaher Corp.                                                   445,131
  13,000 General Electric Co.                                          1,371,500
  12,800 Tyco International Ltd.                                       1,040,000
                                                                     -----------
                                                                       2,856,631
ELECTRONIC COMPONENTS -- 3.1%
  18,800 Intel Corp.                                                   1,150,325
FINANCE - DISCOUNT BROKERAGE -- 0.4%
   1,200 The Charles Schwab Corp.                                        131,700
FOOD - RETAIL -- 1.7%
  11,400 Safeway Inc.(1)                                                 614,888
FOOD - WHOLESALE/DISTRIBUTOR -- 0.9%
  11,400 SYSCO Corp.                                                     338,438
INTERNET SOFTWARE -- 2.0%
   5,100 America Online, Inc.(1)                                         728,025
MEDICAL - DRUGS -- 7.4%
   3,800 Eli Lilly & Co.                                                 279,775
   7,700 Merck & Co., Inc.                                               540,925
   7,400 Pfizer Inc.                                                     851,463
  11,200 Schering-Plough Corp.                                           541,100
   7,900 Warner-Lambert Co.                                              536,706
                                                                     -----------
                                                                       2,749,969
MEDICAL - WHOLESALES DRUG DISTRIBUTOR -- 1.1%
   6,600 Cardinal Health, Inc.                                           394,762
MEDICAL INSTRUMENTS -- 2.2%
   5,000 Guidant Corp.(1)                                                268,438
   7,800 Medtronic, Inc.                                                 561,113
                                                                     -----------
                                                                         829,551
MEDICAL PRODUCTS -- 2.1%
   8,100 Johnson & Johnson                                               789,750
MOTORCYCLE -- 1.1%
   7,100 Harley-Davidson, Inc.                                           423,337
MULTI-LINE INSURANCE -- 4.6%
  16,100 The Allstate Corp.                                              585,637
   9,700 American International Group, Inc.                            1,139,144
                                                                     -----------
                                                                       1,724,781
MULTIMEDIA -- 1.6%
   8,200 Gannett Co., Inc.                                               580,662
NETWORKING PRODUCTS -- 2.5%
   8,200 Cisco Systems, Inc.(1)                                          935,312
OFFICE AUTOMATION & EQUIPMENT -- 1.2%
   7,500 Xerox Corp.                                                     440,625
OIL COMPANY-INTEGRATED -- 2.2%
   9,800 Exxon Corp.                                                     814,012
RESTAURANTS -- 2.8%
  16,800 McDonald's Corp.                                                711,900
   4,800 Tricon Global Restaurants, Inc.(1)                              309,000
                                                                     -----------
                                                                       1,020,900
RETAIL -- 11.9%
  11,800 Bed Bath & Beyond, Inc.(1)                                      421,112
   7,900 The Gap, Inc.                                                   525,844
  20,700 The Home Depot, Inc.                                          1,240,706
  13,450 Staples, Inc.(1)                                                403,500
  39,400 Wal-Mart Stores, Inc.                                         1,812,400
                                                                     -----------
                                                                       4,403,562
TELECOMMUNICATIONS EQUIPMENT -- 2.8%
  17,200 Lucent Technologies Inc.                                      1,034,150
TELEPHONE - LONG DISTANCE -- 4.1%
  18,500 MCI WorldCom, Inc.(1)                                         1,520,469
TOTAL COMMON STOCK
         (Cost -- $32,473,441)                                       $36,309,850
REPURCHASE AGREEMENT -- 1.9%
$707,000 State Street Bank & Trust Co., 4.800% due
         5/3/1999; Proceeds at maturity -- $707,283;
         (Fully collateralized by U.S. Treasury Notes,
         6.625% due 3/1/2002; Market value -- $726,249)
         (Cost -- $707,000)                                          $   707,000
TOTAL INVESTMENTS -- 100.0%
         (Cost -- $33,180,441)(2)                                    $37,016,850

1.  Non-income producing security.

2.  Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


                            ING Funds Semi-Annual Report / April 30, 1999     21

April 30, 1999 (unaudited)

SCHEDULE OF INVESTMENTS
ING Tax Efficient Equity Fund

    Shares/
  Principal                                                              Market
     Amount                                                              Value
COMMON STOCK -- 87.8%
AEROSPACE/DEFENSE -- 1.5%
  12,800 The B.F. Goodrich Co.                                        $  508,800
   3,600 Gulfstream Aerospace Corp.(1)                                   175,500
                                                                      ----------
                                                                         684,300
AIRLINES -- 0.8%
   5,300 AMR Corp.(1)                                                    370,006
AUTOMOBILE -- 2.6%
   9,200 Ford Motor Co.                                                  588,225
   6,700 General Motors Corp.                                            595,881
                                                                      ----------
                                                                       1,184,106
BANKS -- 8.3%
  11,000 Bank of America Corp.                                           792,000
  16,200 Bank One Corp.                                                  955,800
   6,000 The Chase Manhattan Corp.                                       496,500
  12,500 First Union Corp.                                               692,187
  10,100 Fleet Financial Group, Inc.                                     434,931
  14,000 KeyCorp                                                         433,125
                                                                      ----------
                                                                       3,804,543
BEVERAGES -- 0.4%
   2,900 The Coca-Cola Co.                                               197,200
BUILDING PRODUCTS -- 1.3%
  10,100 American Standard Cos. Inc.(1)                                  462,075
   2,200 USG Corp.                                                       128,425
                                                                      ----------
                                                                         590,500
CHEMICALS -- 1.1%
   6,400 Arch Chemicals, Inc.                                            140,800
   5,300 E.I. du Pont de Nemours & Co.                                   374,312
                                                                      ----------
                                                                         515,112
CIRCUITS -- 0.8%
  10,000 Analog Devices, Inc.(1)                                         351,250
COMPUTER SOFTWARE -- 2.0%
   5,700 Computer Associates International, Inc.                         243,319
   8,400 Microsoft Corp.(1)                                              683,025
                                                                      ----------
                                                                         926,344
COMPUTERS -- 4.3%
   5,100 Hewlett-Packard Co.                                             402,262
   5,300 International Business Machines Corp.                         1,108,694
   7,100 Quantum Corp.(1)                                                126,913
   6,000 Sun Microsystems, Inc.(1)                                       358,875
                                                                      ----------
                                                                       1,996,744
CONTAINERS -- 0.9%
  15,000 Owens-Illinois, Inc.(1)                                         435,000
COSMETICS & TOILETRIES -- 2.9%
   3,600 Colgate-Palmolive Co.                                           368,775
   7,000 Kimberly-Clark Corp.                                            429,188
   5,900 The Procter & Gamble Co.                                        553,494
                                                                      ----------
                                                                       1,351,457
CRUISE LINES -- 0.6%
   8,000 Royal Caribbean Cruises Ltd.                                    295,500
DATA PROCESSING/MANAGEMENT -- 0.7%
   7,200 First Data Corp.                                                305,550
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
   8,500 Citigroup Inc.                                                  639,625
DIVERSIFIED MANUFACTURING OPERATIONS -- 5.0%
   5,200 Eaton Corp.                                                     476,775
  13,200 General Electric Co.                                          1,392,600
   5,500 Tyco International Ltd.                                         446,875
                                                                      ----------
                                                                       2,316,250
ELECTRONIC COMPONENTS -- 4.4%
   6,500 Applied Materials, Inc.(1)                                      348,562
  10,700 Intel Corp.                                                     654,706
  10,600 Solectron Corp.(1)                                              514,100
   4,900 Texas Instruments Inc.                                          500,413
                                                                      ----------
                                                                       2,017,781
ELECTRONIC MEASURING INSTRUMENTS -- 0.3%
   3,100 Teradyne, Inc.(1)                                               146,281
ELECTRONIC PARTS DISTRIBUTORS -- 2.1%
  27,600 Arrow Electronics, Inc.(1)                                      501,975
  11,100 Avnet, Inc.                                                     471,056
                                                                      ----------
                                                                         973,031
FINANCE -- 4.5%
   6,100 Countrywide Credit Industries, Inc.                             276,406
  10,400 Fannie Mae                                                      737,750
  15,400 Household International, Inc.                                   774,813
   3,300 Merrill Lynch & Co., Inc.                                       276,994
                                                                      ----------
                                                                       2,065,963
FOOD -- 1.2%
  10,700 Bestfoods                                                       537,006
HOME DECORATION PRODUCTS -- 0.6%
   6,000 Newell Rubbermaid Inc.                                          284,625
INSTRUMENTS-CONTROLS -- 1.3%
  12,600 Parker-Hannifin Corp.                                           591,413
MACHINERY -- 3.3%
   7,400 The Black & Decker Corp.                                        419,950
  12,400 Kennametal Inc.                                                 329,375
   6,800 Sundstrand Corp.                                                487,900
   5,900 W.W. Grainger, Inc.                                             296,106
                                                                      ----------
                                                                       1,533,331
MEDICAL - DRUGS -- 6.3%
   9,100 Abbott Laboratories                                             440,781
   9,300 American Home Products Corp.                                    567,300
   9,900 Bristol-Myers Squibb Co.                                        629,269
   2,500 Eli Lilly & Co.                                                 184,063
   8,800 Merck & Co., Inc.                                               618,200
   3,900 Pfizer Inc.                                                     448,744
                                                                      ----------
                                                                       2,888,357
MEDICAL INFORMATION SYSTEMS -- 0.3%
   4,800 IMS Health Inc.                                                 144,000
MEDICAL PRODUCTS -- 2.2%
   8,800 Baxter International Inc.                                       554,400
   4,700 Johnson & Johnson                                               458,250
                                                                      ----------
                                                                       1,012,650
METAL - ALUMINUM -- 1.1%
   8,000 Alcoa Inc.                                                      498,000
MULTIMEDIA -- 1.3%
   5,600 CBS Corp.(1)                                                    255,150
   4,600 Time Warner Inc.                                                322,000
                                                                      ----------
                                                                         577,150
NETWORKING PRODUCTS -- 2.1%
   7,400 Adaptec, Inc.(1)                                                178,062
   2,200 Ascend Communications, Inc.(1)                                  212,575
   5,000 Cisco Systems, Inc.(1)                                          570,313
                                                                      ----------
                                                                         960,950
OIL -- 1.1%
   6,000 Halliburton Co.                                                 255,750
   3,900 Schlumberger Ltd.                                               249,113
                                                                      ----------
                                                                         504,863


22    ING Funds Semi-Annual Report / April 30, 1999

    Shares/
  Principal                                                             Market
     Amount                                                             Value
OIL COMPANY - INTEGRATED -- 4.1%
   4,500 Atlantic Richfield Co.                                      $   377,719
   7,200 Mobil Corp.                                                     754,200
   6,500 Texaco Inc.                                                     407,875
   8,000 Unocal Corp.                                                    332,500
                                                                     -----------
                                                                       1,872,294
PAPER & RELATED PRODUCTS -- 1.2%
   5,200 Bowater Inc.                                                    278,850
   3,200 Union Camp Corp.                                                254,000
                                                                     -----------
                                                                         532,850
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.5%
   7,000 American Power Conversion Corp.                                 231,000
RESTAURANTS -- 0.6%
   6,400 McDonald's Corp.                                                271,200
RETAIL -- 5.9%
  10,400 Consolidated Stores Corp.                                       357,500
   8,800 The Home Depot, Inc.                                            527,450
   4,700 Nordstrom, Inc.                                                 165,381
  16,200 Rite Aid Corp.                                                  377,663
  17,000 Saks Inc.                                                       481,313
   2,000 Tandy Corp.                                                     144,875
  14,000 Wal-Mart Stores, Inc.                                           644,000
                                                                     -----------
                                                                       2,698,182
TELECOMMUNICATION EQUIPMENT -- 1.3%
   8,000 Lucent Technologies Inc.                                        481,000
   4,300 Telefonaltiebolaget LM Ericsson -- Sponsored ADR                116,100
                                                                     -----------
                                                                         597,100
TELEPHONE -- 4.9%
   7,050 AT&T Corp.                                                      356,025
   8,600 Bell Atlantic Corp.                                             495,575
   7,700 GTE Corp.                                                       515,419
   5,100 MCI WorldCom, Inc.                                              419,156
   8,600 SBC Communications Inc.                                         481,600
                                                                     -----------
                                                                       2,267,775
TOBACCO -- 0.4%
   4,900 Philip Morris Cos. Inc.                                         171,806
TOYS -- 0.3%
   5,200 Mattel, Inc.                                                    134,550
TRANSPORTATIONS -- 1.9%
  11,500 Burlington Northern Santa Fe Corp.                              421,187
  11,000 CNF Transportation Inc.                                         480,562
                                                                     -----------
                                                                         901,749
TOTAL COMMON STOCK
         (Cost -- $35,044,720)                                       $40,377,394
REPURCHASE AGREEMENT -- 12.2%
$5,636,000 State Street Bank & Trust Co., 4.80% due
         5/3/1999; Proceeds at maturity -- $5,638,254;
         (Fully collateralized by U.S. Treasury Notes,
         6.25% due 4/30/2001; Market value- $5,751,563)
         (Cost -- $5,636,000)                                        $ 5,636,000
TOTAL INVESTMENTS -- 100.0%
         (Cost -- $40,680,720)(2)                                    $46,013,394


1.  Non-income producing security.

2.  Aggregate cost for Federal income tax purposes is substantially the same.

ADR -- American Depository Receipt.

See Notes to Financial Statements.


ING Growth and Income Fund

   Shares/
  Principal                                                              Market
    Amount                                                               Value
COMMON STOCK -- 92.0%
AEROSPACE/DEFENSE -- 0.6%
   5,000 The Boeing Co.                                               $  203,125
AIRLINES -- 0.5%
   2,200 AMR Corp.(1)                                                    153,588
APPAREL MANUFACTURERS -- 0.7%
   4,500 V. F. Corp.                                                     231,750
AUTOMOBILE -- 1.3%
   6,600 Ford Motor Co.                                                  421,988
BANKS -- 5.5%
   5,300 The Chase Manhattan Corp.                                       438,575
   6,100 First Union Corp.                                               337,788
   9,700 PNC Bank Corp.                                                  561,388
  10,000 Wells Fargo Co.                                                 431,875
                                                                      ----------
                                                                       1,769,626
BEVERAGES -- 1.4%
  12,200 PepsiCo, Inc.                                                   450,637
BREWERY -- 0.9%
   3,900 Anheuser-Busch Cos., Inc.                                       285,187
BUILDING -- 1.2%
   9,500 Jacobs Engineering Group Inc.(1)                                374,656
BUILDING PRODUCTS -- 1.0%
   5,000 Southdown, Inc.                                                 320,312
CHEMICALS -- 1.1%
   2,800 The Dow Chemical Co.                                            367,325
COMPUTER SERVICES -- 0.2%
   3,200 Complete Business Solutions, Inc.(1)                             71,600
COMPUTER SOFTWARE -- 4.6%
  16,700 Cadence Design Systems, Inc.(1)                                 226,494
  15,200 Microsoft Corp.(1)                                            1,235,950
                                                                      ----------
                                                                       1,462,444
COMPUTERS -- 5.2%
  12,100 Compaq Computer Corp.                                           269,981
   2,900 International Business Machines Corp.                           606,644
  13,400 Sun Microsystems, Inc.(1)                                       801,487
                                                                      ----------
                                                                       1,678,112
CONSUMER PRODUCTS -- 0.5%
   6,200 American Greetings Corp. -- A Shares                            162,362
COSMETICS & TOILETRIES -- 2.4%
   5,000 The Gillette Co.                                                260,937
   5,400 The Procter & Gamble Co.                                        506,587
                                                                      ----------
                                                                         767,524
CRUISE LINES -- 0.4%
   2,800 Carnival Corp.                                                  115,500
DIVERSIFIED FINANCIAL SERVICES -- 3.9%
  13,800 Citigroup Inc.                                                1,038,450
   2,000 Morgan Stanley Dean Witter & Co.                                198,375
                                                                      ----------
                                                                       1,236,825
DIVERSIFIED MANUFACTURING OPERATIONS -- 5.4%
   9,000 General Electric Co.                                            949,500
   6,500 PPG Industries, Inc.                                            422,094
   4,400 Tyco International Ltd.                                         357,500
                                                                      ----------
                                                                       1,729,094
ELECTRIC - 0.9%
  11,700 Edison International                                            286,650


                                ING Funds Semi-Annual Report / April 30, 1999 23

April 30, 1999 (unaudited)

SCHEDULE OF INVESTMENTS
ING Growth and Income Fund (continued)

    Shares/
  Principal                                                             Market
     Amount                                                             Value
ELECTRONIC COMPONENTS -- 5.6%
     6,700 Applied Materials, Inc.(1)                                $   359,288
    10,000 Intel Corp.                                                   611,875
     5,000 Motorola, Inc.                                                400,625
    10,400 Public Service Enterprise Group Inc.                          416,000
                                                                     -----------
                                                                       1,787,788
ENGINES -- 0.8%
     5,000 Cummins Engine Co., Inc.                                      267,500
FINANCE -- 1.1%
     5,000 Fannie Mae                                                    354,688
FOOD -- 2.8%
     5,800 The Kroger Co.(1)                                             315,013
     8,900 Ralston-Ralston Purina Group                                  271,450
    14,600 Sara Lee Corp.                                                324,850
                                                                     -----------
                                                                         911,313
LIFE/HEALTH INSURANCE -- 1.0%
     9,000 Torchmark Corp.                                               307,687
MACHINE TOOLS -- 1.2%
    16,200 Milacron Inc.                                                 372,600
MEDICAL -- 9.6%
    13,800 American Home Products Corp.                                  841,800
     2,700 AmeriSource Health Corp. -- A Shares(1)                        74,756
    11,500 Bristol-Myers Squibb Co.                                      730,969
     9,500 Humana Inc.(1)                                                129,438
    10,500 Merck & Co., Inc.                                             737,625
     7,000 Schering-Plough Corp.                                         338,187
     9,000 Tenet Healthcare Corp.(1)                                     212,625
                                                                     -----------
                                                                       3,065,400
MEDICAL PRODUCTS -- 0.9%
     4,500 Baxter International Inc.                                     283,500
MULTI-LINE INSURANCE -- 4.0.%
    14,300 The Allstate Corp.                                            520,163
     5,400 American International Group, Inc.                            634,162
     4,000 Travelers Property Casualty Corp. -- A Shares                 138,000
                                                                     -----------
                                                                       1,292,325
MULTIMEDIA -- 1.8%
     2,900 Gannett Co., Inc.                                             205,356
     5,500 Time Warner Inc.                                              385,000
                                                                     -----------
                                                                         590,356
NETWORKING PRODUCTS -- 3.4%
     5,000 Ascend Communications, Inc.(1)                                483,125
     5,400 Cisco Systems, Inc.(1)                                        615,938
                                                                     -----------
                                                                       1,099,063
NON-HAZARDOUS WASTE DISPOSAL -- 1.0%
    18,000 Allied Waste Industries, Inc.(1)                              318,375
OIL -- 0.9%
     7,000 Halliburton Co.                                               298,375
OIL COMPANY -- 3.9%
     5,600 Chevron Corp.                                                 558,600
     7,400 Conoco Inc. -- A Shares                                       200,725
     4,800 Mobil Corp.                                                   502,800
                                                                     -----------
                                                                       1,262,125
PRINTERS & RELATED PRODUCTS -- 0.5%
     1,400 Lexmark International Group, Inc. -- A Shares(1)              172,900
RETAIL -- 5.7%
     3,000 Circuit City Stores-Circuit City Group                        184,500
     6,300 The Home Depot, Inc.                                          377,606
     6,400 Intimate Brands, Inc.                                         320,000
     6,000 The May Department Stores Co.                                 238,875
    15,400 Wal-Mart Stores, Inc.                                         708,400
                                                                     -----------
                                                                       1,829,381
TELEPHONE -- 7.6%
    12,000 Ameritech Corp.                                               821,250
     5,250 AT&T Corp.                                                    265,125
    17,000 BellSouth Corp.                                               760,750
    10,400 SBC Communications Inc.                                       582,400
                                                                     -----------
                                                                       2,429,525
TOBACCO -- 1.5%
    13,500 Philip Morris Cos. Inc.                                       473,344
TOYS -- 0.5%
     6,000 Mattel, Inc.                                                  155,250
TRANSPORTATION -- 0.5%
     4,400 Burlington Northern Santa Fe Corp.                            161,150
TOTAL COMMON STOCK
           (Cost -- $27,082,346)                                     $29,520,950
UNIT INVESTMENT TRUST -- 4.2%
    10,000 Standard & Poor's Depository Receipts
           (Cost -- $1,184,057)                                      $ 1,334,375
SUB-TOTAL INVESTMENTS
           (Cost -- $28,266,403)                                     $30,855,325
REPURCHASE AGREEMENT -- 3.8%
$1,222,000 State Street Bank & Trust Co., 4.800% due
           5/3/1999; Proceeds at maturity -- $1,222,489;
           (Fully collateralized by U.S. Treasury Notes,
           11.125% due 8/15/2003; Market value --
           $1,249,969) (Cost -- $1,222,000)                          $ 1,222,000
  TOTAL INVESTMENTS -- 100.0%
           (Cost -- $29,488,403)(2)                                  $32,077,325

1.  Non-income producing security.

2.  Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


24 ING Funds Semi-Annual Report / April 30, 1999

ING INTERNATIONAL BOND FUND

    Shares/
  Principal                                                                 Market
     Amount                                                 Ratings(1)      Value
FOREIGN BONDS -- 83.3%
AUSTRALIA -- 8.3%
  1,540,000 Australian Government, Series 1106,
            6.750% due 11/15/2006(2)                          AAA/NR      $ 1,044,688
  1,500,000 Queensland Treasury Corp.,
            6.500% due 6/14/2005(2)                           NR/Aaa        1,103,253
                                                                          -----------
                                                                            2,147,941
AUSTRIA -- 4.2%
    980,000 Austria Republic, Series 98 2,
            4.300% due 7/15/2003(3)                           AAA/Aaa       1,081,054
CANADA -- 3.9%
  1,440,000 Canadian Government,
            5.250% due 9/1/2003(4)                            AAA/Aa1         997,531
DENMARK -- 4.4%
  7,270,000 Kingdom of Denmark,
            6.000% due 11/15/2002(5)                          AAA/Aaa       1,123,841
FINLAND -- 3.9%
    930,000 Finnish Government,
            4.000% due 6/21/2000(3)                           AA/Aaa          997,399
FRANCE -- 9.6%
            French Treasury Notes:
    593,000 5.500% due 10/12/2001(3)                          NR/Aaa          665,853
    798,000 4.500% due 7/12/2003(3)                           NR/Aaa          920,176
    794,000 Government of France,
            5.500% due 4/25/2029(3)                           AAA/Aaa         888,407
                                                                          -----------
                                                                            2,474,436
GERMANY -- 11.1%
    705,000 Bundesobligation, Series 121,
            4.750% due 11/20/2001(3)                          AAA/Aaa         780,511
    894,000 Bundesobligation, Series 123,
            4.500% due 5/17/2002(3)                           AAA/Aaa         986,675
    894,000 Bundesrepublic Deutschland,
            Series 97, 6.000% due 7/4/2007(3)                 AAA/Aaa       1,085,980
                                                                          -----------
                                                                            2,853,166
ITALY -- 4.2%
    993,997 Buoni Poliennali del Tes,
            4.500% due 5/1/2009(3)                            NR/NR         1,085,922
JAPAN -- 15.1%
300,000,000 Japan Treasury Bill, Series 220,
            due 7/21/1999(6)                                  NR/NR         2,512,311
    250,000 Japan Development Bank,
            9.125% due 1/31/2005(7)                           AAA/Aa1         466,247
    280,000 Japan Finance Corp. Municipal
            Enterprise, 6.375% due 3/9/2004(7)                AAA/Aa1         465,730
    260,000 Kansai International Airport Co.,
            7.375% due 9/24/2007(7)                           NR/NR           465,709
                                                                          -----------
                                                                            3,909,997
NETHERLANDS -- 4.1%
    916,000 Netherlands Government,
            5.250% due 7/15/2008(3)                           AAA/Aaa       1,069,808
SPAIN -- 6.6%
            Bonos Y Oblig del Estado:
  1,020,000 4.500% due 7/30/2004(3)                           NR/Aa2        1,127,214
    481,000 6.000% due 1/31/2008(3)                           NR/Aa2          580,847
                                                                          -----------
                                                                            1,708,061
SWEDEN -- 3.4%
  7,000,000 Swedish Government, Series 1039,
            5.500% due 4/12/2002(8)                           AAA/Aa1         883,403
UNITED KINGDOM -- 4.5%
    690,000 United Kingdom Treasury,
            7.000% due 11/6/2001(7)                           AAA/Aaa       1,160,596
TOTAL FOREIGN BONDS
            (Cost -- $22,502,816)                                         $21,493,155
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 7.5%
    580,000 Fannie Mae, Series EMTN,
            6.875% due 6/7/2002(7)                            NR/Aaa      $   968,907
            US Treasury Notes:
    500,000 4.250% due 11/15/2003(9)                          NR/NR           480,000
    490,000 4.750% due 2/15/2004(9)                           NR/NR           480,200
TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
            (Cost -- $1,954,243)                                          $ 1,929,107
SUPRA-NATIONAL ENTITY -- 3.8%
            Inter-American Development Bank:
    480,000 6.375% due 10/22/2007(9)                          AAA/Aaa     $   496,248
    500,000 5.750% due 2/26/2008(9)                           AAA/Aaa         494,720
TOTAL SUPRA-NATIONAL ENTITY
            (Cost -- $994,560)                                            $   990,968
SUB-TOTAL INVESTMENTS
            (Cost -- $25,451,619)                                         $24,413,230
REPURCHASE AGREEMENT -- 5.4%
 $1,405,000 State Street Bank & Trust Co., 4.800% due
            5/3/1999; Proceeds at maturity -- $1,405,562;
            (Fully collateralized by U.S. Treasury Notes,
            5.750% due 10/31/2002; Market value --
            $1,434,895) (Cost -- $1,405,000)                              $ 1,405,000
TOTAL INVESTMENTS -- 100.0%
            (Cost -- $26,856,619)(10)                                     $25,818,230

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

2.  Security is denominated in Australian Dollar.

3.  Security is denominated in EURO.

4.  Security is denominated in Canadian Dollar.

5.  Security is denominated in Danish Kroner.

6.  Security is denominated in Japanese Yen.

7.  Security is denominated in British Pound.

8.  Security is denominated in Swedish Kronor.

9.  Security is denominated in United States Dollar.

10. Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


                                ING Funds Semi-Annual Report / April 30, 1999 25

April 30, 1999 (unaudited)

SCHEDULE OF INVESTMENTS
ING GLOBAL INFORMATION TECHNOLOGY FUND

    Shares/
  Principal                                                           Market
     Amount                                                           Value
COMMON STOCK - 94.1%
CANADA -- 1.3%
     6,901 Nortel Network Corp.                                    $   470,562
FINLAND -- 0.9%
     7,543 Tieto Corp. -- B Shares                                     300,466
FRANCE -- 2.9%
       372 Atos SA(1)                                                   31,837
     2,230 Cap Gemini SA                                               340,945
     6,849 Equant NV(1)                                                621,628
                                                                   -----------
                                                                       994,410
GERMANY -- 0.8%
       720 SAP AG                                                      270,067
IRELAND -- 1.3%
    29,025 CBT Group PLC ADR(1)                                        449,888
JAPAN -- 5.4%
    11,840 Fuji Soft ABC Inc.                                          719,920
       101 NTT Data Corp.                                              799,372
    11,550 Sumisho Computer Systems Corp.                              382,098
                                                                   -----------
                                                                     1,901,390
NETHERLANDS -- 3.8%
     9,206 Getronics NV                                                377,896
    13,910 Ordina Beheer NV(1)                                         333,629
    12,052 United Pan-Europe Communications NV(1)                      623,336
                                                                   -----------
                                                                     1,334,861
SWEDEN -- 1.2%
    16,241 Telefonaktiebolaget LM Ericsson -- B Shares                 426,382
UNITED KINGDOM -- 4.8%
    21,507 CMG PLC                                                     591,968
    45,320 Logica PLC                                                  437,438
     8,882 The Sage Group PLC                                          300,058
    34,760 SEMA Group PLC                                              336,070
                                                                   -----------
                                                                     1,665,534
UNITED STATES -- 71.7%
     9,153 Amdocs Ltd.(1)                                              245,987
    12,482 America Online, Inc.                                      1,781,806
    14,576 Applied Materials, Inc.(1)                                  781,638
     3,047 AXENT Technologies, Inc.(1)                                  28,566
    25,472 BEA Systems, Inc.(1)                                        385,264
    18,180 BMC Software, Inc.(1)                                       782,876
    17,196 Cadence Design Systems, Inc.(1)                             233,221
    25,838 Cambridge Technology Partners, Inc.(1)                      373,036
    10,696 Cisco Systems, Inc.(1)                                    1,220,012
    18,628 Citrix Systems, Inc.(1)                                     791,690
    11,514 Compaq Computer Corp.                                       256,906
     4,906 Computer Sciences Corp.(1)                                  292,214
    25,825 Compuware Corp.(1)                                          629,484
    18,990 Convergys Corp.(1)                                          353,689
    12,567 Dell Computer Corp.(1)                                      517,603
     7,773 EMC Corp.(1)                                                846,771
    21,114 I2 Technologies, Inc.(1)                                    715,237
    14,893 Intel Corp.                                                 911,265
     5,158 International Business Machines Corp.                     1,078,989
     5,525 Intuit Inc.(1)                                              475,841
     5,993 KLA-Tencor Corp.(1)                                         297,403
       180 LHS Group Inc.                                                6,362
     5,178 The Learning Co., Inc.(1)                                   160,518
    10,747 Lucent Technologies Inc.                                    646,163
     7,083 MCI WorldCom, Inc.(1)                                       582,134
    19,777 Microsoft Corp.(1)                                        1,608,117
    22,479 Network Associates, Inc.(1)                                 297,847
    34,274 Oracle Corp.(1)                                             927,540
    15,048 RF Micro Devices, Inc.(1)                                   840,807
     8,553 Rambus Inc.(1)                                              514,249
     7,773 SCM Microsystems, Inc.(1)                                   512,046
    10,606 Sapient Corp.(1)                                            665,526
    11,387 Siebel Systems, Inc.(1)                                     437,688
    19,354 Sun Microsystems, Inc.(1)                                 1,157,611
     9,879 Teradyne, Inc.(1)                                           466,165
     9,901 Transaction Systems Architects, Inc. -- A Shares(1)         321,164
    12,480 Unisys Corp.(1)                                             392,340
    13,971 The Vantive Corp.(1)                                        111,768
    12,268 VERITAS Software Corp.(1)                                   871,028
    24,976 Whittman-Hart, Inc.(1)                                      705,572
     4,772 Yahoo! Inc.(1)                                              833,609
                                                                   -----------
                                                                    25,057,752
TOTAL COMMON STOCK
           (Cost -- $29,677,312)                                   $32,871,312
REPURCHASE AGREEMENT -- 5.9%
$2,052,000 State Street Bank & Trust Co., 4.80% due
           5/3/1999; Proceeds at maturity -- $2,052,821;
           (Fully collateralized by U.S. Treasury Notes,
           6.25% due 4/30/2001; Market value -- $2,096,125)
           (Cost -- $2,052,000)                                    $ 2,052,000
TOTAL INVESTMENTS -- 100.0%
           (Cost -- $31,729,312)(2)                                $34,923,312

1.  Non-income producing security.

2.  Aggregate cost for Federal income tax purposes is substantially the same.

ADR -- American Depository Receipt.

See Notes to Financial Statements.


26 ING Funds Semi-Annual Report / April 30, 1999

ING European Equity Fund

   Shares/
  Principal                                            Market
    Amount                                              Value
-------------------------------------------------------------
FOREIGN STOCKS -- 99.6%
-------------------------------------------------------------

  AUSTRIA -- 0.6%
     2,910 Bank Austria AG                        $   180,516

  BELGIUM -- 2.4%
       772 Cimenteries CBR Cementbedrijven             71,781
       355 Electrabel SA                              117,067
    14,833 Fortis (B)                                 497,603
                                                  -----------
                                                      686,451
  DENMARK -- 0.3%
       749 Den Danske Bank Group                       86,236

  FINLAND -- 2.3%
    24,391 Merita PLC                                 145,609
     5,922 Nokia Oyj                                  456,462
     4,479 Valmet Oyj                                  54,897
                                                  -----------
                                                      656,968
  FRANCE -- 13.7%
      475  Accor SA                                   125,220
     1,259 Alcatel SA                                 154,576
     4,196 Alstom SA(1)                               137,438
     2,078 Axa SA                                     268,304
     2,287 Banque Nationale de Paris                  189,570
       987 Cap Gemini SA                              150,902
       325 Carrefour SA                               257,546
     1,027 Compagnie Financiere de Paribas            109,164
     1,397 Credit Commercial de France                147,607
       828 Eiffage SA                                  60,103
     1,491 Elf Aquitaine SA                           231,582
     1,870 Lafarge SA                                 181,778
       145 L'OREAL                                     92,843
     1,038 Louis Vuitton Moet Hennessy                278,355
       226 Promodes Group                             143,275
     3,923 Rhone-Poulenc SA                           186,527
       739 Sano? SA                                   115,797
     2,037 Schneider SA                               132,904
       990 Societe Generale-- A Shares                177,198
       723 Synthelabo SA                              147,819
     2,344 Total SA-- B Shares                        320,977
     1,349 Vivendi SA                                 315,146
                                                  -----------
                                                    3,924,631
  GERMANY -- 13.7%
     1,158 Allianz AG-- Registered Shares             368,898
     6,205 Bayer AG                                   263,559
     3,161 DaimlerChrysler AG                         312,115
     5,606 Deutsche Bank AG                           325,782
     4,078 Deutsche Telekom AG                        160,719
     3,328 Dresdner Bank AG                           143,468
       910 Fresenius AG-- Preferred                   158,649
     3,357 Hoechst AG                                 159,083
     2,220 HypoVereinsbank                            144,727
     1,582 Mannesmann AG                              208,274
     3,775 Metro AG                                   272,825
       484 Muenchener
           Rueckversicherungs-Gesellschaft AG          96,142
       484 Muenchener
           Rueckversicherungs-Gesellschaft AG --
           New Registered Shares(1)                    97,165
     4,868 RWE AG                                     222,715
       519 SAP AG                                     166,158
       983 Schering AG                                113,471
     2,146 Siemens AG                                 158,722
     8,400 Software AG(1)                             248,512
     6,510 Thyssen Krupp AG(1)                        135,506
     3,213 Veba AG                                    176,193
                                                  -----------
                                                    3,932,683

  GREECE -- 1.0%
     1,638 Alpha Credit Bank                      $   116,924
     3,440 Hellenic Telecommunications
           Organization SA                             79,805
     1,220 Titan Cement Co. SA                         94,212
                                                  -----------
                                                      290,941
  IRELAND -- 1.2%
     6,067 Bank of Ireland                            121,317
     7,993 CRH PLC                                    156,959
     5,350 Irish & Life Permanent PLC                  76,176
                                                  -----------
                                                      354,452
  ITALY -- 6.7%
     6,350 Assicurazioni Generali                     247,242
    11,500 Banca Commerciale Italiana                  94,656
    52,148 Banca Nazionale del Lavoro(1)              177,972
    32,627 ENI S.p.A.                                 214,771
    10,319 Istituto Bancario San
           Paolo di Torino S.p.A.                     154,823
    13,667 La Rinascente S.p.A. RNC                    59,495
    19,306 Riunione Adriatica di Sicurta
           S.p.A. RNC                                 176,449
     3,967 Rolo Banca 1473 S.p.A.                     100,178
    34,676 Telecom Italia S.p.A.                      368,951
    15,464 Telecom Italia S.p.A. RNC                   83,167
    38,871 Telecom Italia Mobile S.p.A.               231,641
                                                  -----------
                                                    1,909,345
  NETHERLANDS -- 6.1%
    11,615 ABN AMRO Holding NV                        276,743
     2,941 AEGON NV                                   282,002
     1,906 Akzo Nobel NV                               86,093
     2,675 Equant NV(1)                               242,788
     5,070 Heineken Holding NV                        188,833
     3,875 Koninklijke Ahold NV                       143,916
     1,822 Koninklijke KPN NV                          76,042
     2,800 Koninklijke Nedlloyd NV                     72,187
     2,313 Koninklijke Numico NV                       87,003
     1,226 Koninklijke (Royal) Philips
           Electronics NV                             105,574
     2,765 TNT Post Group NV                           74,498
     2,516 Wolters Kluwer NV                          109,526
                                                  -----------
                                                    1,745,205
  Portugal -- 0.7%
     4,511 BPI-SGPS, SA-- Registered Shares           121,541
     4,877 EDP-Electricidade de Portugal, SA           91,724
                                                  -----------
                                                      213,265
  SPAIN -- 2.9%
     3,518 Argentaria Caja Postal y Banco
           Hipotecario de Espana, SA                   82,743
     9,633 Banco Santander Central Hispano, SA        209,264
     9,296 Endesa SA                                  206,658
     7,261 Telefonica SA(1)                           340,252
     7,261 Telefonica SA Bonus Rights(1)                6,751
                                                  -----------
                                                      845,668
  SWEDEN -- 2.8%
    16,113 ABB AB-- A Shares                          224,402
     3,370 ForeningsSparbanken AB                      73,895
    10,374 Skandia Forsakrings AB                     200,422
    11,260 Telefonaktiebolaget LM
           Ericsson -- B Shares                       295,613
                                                  -----------
                                                      794,332
  SWITZERLAND -- 9.8%
       236 Adecco SA                                  118,944
       134 Baloise Holding Ltd.                       109,603
       145 Compagnie Financiere Richemont
           AG -- A Unit                               246,513
     1,359 Credit Suisse Group                        269,431
        26 Kuoni Reisen AG -- Registered Shares        92,017
       248 Nestle SA-- Registered Shares              458,844
       295 Novartis AG-- Registered Shares            431,731
        55 Roche Holding AG                           646,677
     1,299 UBS AG-- Registered Shares                 441,003
                                                  -----------
                                                    2,814,763


                ING Funds Semi-Annual Report / April 30, 1999                27

April 30, 1999 (unaudited)

SCHEDULE OF INVESTMENTS
ING European Equity Fund (continued)

  Shares/
  Principal                                            Market
   Amount                                               Value
-------------------------------------------------------------
UNITED KINGDOM -- 35.4%

    12,900 Alliance & Leicester PLC               $   192,996
    25,736 Allied Zurich PLC                          351,499
     5,992 AstraZeneca Group PLC                      234,525
     8,195 BAA PLC                                     85,691
     7,405 Bank of Scotland                           110,786
    10,481 Barclays PLC                               332,832
    14,454 Bass PLC                                   227,174
    16,816 BBA Group PLC                              134,448
    33,462 BG PLC                                     187,733
     9,423 BOC Group PLC                              149,466
    28,117 BP Amoco PLC                               533,283
    27,910 British Aerospace PLC                      208,779
     9,821 British American Tobacco PLC                82,392
    31,830 British Telecommunications PLC             534,579
     9,258 CGU PLC                                    146,178
     7,978 Cadbury Schweppes PLC                      106,460
    10,256 Compass Group PLC                          105,098
    16,379 Diageo PLC                                 189,053
     7,973 GKN PLC                                    136,150
    23,458 General Electric Co. PLC                   248,497
    20,968 Glaxo Wellcome PLC                         619,980
    21,706 The Great Universal Stores PLC             249,143
    16,119 Hays PLC                                   179,181
    34,192 Invensys PLC                               174,502
    18,342 J Sainsbury PLC                            116,552
    12,000 Kingfisher PLC                             179,531
    18,783 Ladbroke Group PLC                          91,480
    25,978 Lloyds TSB Group PLC                       418,117
    27,963 Marks & Spencer PLC                        190,957
    13,905 National Power PLC                         112,069
     8,639 National Westminster Bank PLC              208,046
    12,128 Pearson PLC                                257,926
    12,740 Prudential Corp. PLC                       181,687
     4,845 Railtrack Group PLC                        101,090
    24,827 Reed International PLC                     225,856
    12,612 Rentokil Initial PLC                        74,207
    16,526 Scottish Power PLC                         136,383
    10,391 SEMA Group PLC                             100,463
   115,037 Shell Transport & Trading Co. PLC          861,454
    23,955 SmithKline Beecham PLC                     316,769
    68,381 Tesco PLC                                  203,233
     5,783 Thames Water PLC                            80,193
    42,480 Unilever PLC                               376,540
    22,479 Vodafone Group PLC                         414,054
                                                  -----------
                                                   10,167,032
  TOTAL FOREIGN STOCKS
           (Cost-- $27,368,974)                   $28,602,488

-------------------------------------------------------------
  CONVERTIBLE BOND -- 0.1%
-------------------------------------------------------------
  FRANCE -- 0.1%
     4,000 France Telecom, 2.00% due 1/1/2004     $    38,784
           (Cost -- $30,220)

  SUB-TOTAL INVESTMENTS
           (Cost-- $27,399,194)                   $28,641,272
-------------------------------------------------------------
  REPURCHASE AGREEMENT -- 0.3%
-------------------------------------------------------------
   $78,000 State Street Bank & Trust
           Co., 4.80% due 5/3/1999;
           Proceeds at maturity --
           $78,031; (Fully collateralized
           by U.S. Treasury Notes, 6.25%
           due 4/30/2001; Market value --
           $81,800) (Cost -- $78,000)             $    78,000

-------------------------------------------------------------
  TOTAL INVESTMENTS -- 100.0%
-------------------------------------------------------------
           (Cost-- $27,477,194)(2)                $28,719,272


1. Non-income producing security.

2. Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


ING INTERNATIONAL EQUITY FUND

   Shares/
  Principal                                            Market
    Amount                                              Value
-------------------------------------------------------------
FOREIGN STOCKS -- 95.6%
-------------------------------------------------------------

  ARGENTINA -- 0.8%
     5,200 YPF Sociedad Anonima -- Sponsored ADR   $  218,400

  AUSTRALIA -- 7.1%
     6,300 Brambles Industries Ltd.                   185,125
    28,700 Broken Hill Proprietary Co. Ltd.           324,463
    23,800 Coles Myer Ltd.                            126,454
    19,800 National Australia Bank Ltd.               385,480
    24,600 The News Corp. Ltd.                        206,158
    15,500 Rio Tinto Ltd.                             261,044
    15,400 TABCORP Holdings Ltd.                      125,247
    77,700 Telstra Corp. Ltd.                         421,627
                                                   ----------
                                                    2,035,598
  AUSTRIA -- 0.4%
     1,765 Austria Tabakwerke AG                      108,164

  BRAZIL -- 0.4%
     6,600 Embratel Participacoes SA ADR              107,250

  DENMARK -- 0.4%
     1,060 Tele Danmark AS                            109,236

  FRANCE -- 12.3%
     2,070 Axa SA                                     267,271
     2,110 Banque Nationale de Paris                  174,898
       990 Castorama Dubois Investisse                236,927
     2,947 Elf Aquitaine SA                           457,729
     2,400 Equant NV                                  217,829
     2,670 France Telecom SA                          215,675
     1,930 Groupe GTM SA(1)                           184,041
     1,950 Lafarge SA                                 189,554
     5,610 Lagardere S.C.A.                           222,164
       220 Promodes Group                             139,471
     1,770 Societe Generale-- A Shares                316,809
     1,480 Societe Television Francaise 1             289,297
     1,210 Suez Lyonnaise des Eaux                    205,836
     1,500 Total SA-- B Shares                        205,403
       860 Vivendi SA                                 200,908
                                                   ----------
                                                    3,523,812
  GERMANY -- 2.6%
       690 Allianz AG-- Registered Shares(2)          219,810
     3,340 BASF AG(2)                                 146,279
     1,988 Deutsche Bank AG                           115,529
     3,710 Siemens AG(2)                              274,399
                                                   ----------
                                                      756,017
  INDIA -- 0.4%
     5,000 Pentafour Software & Exports Ltd.          113,750

  INDONESIA -- 0.3%
     9,500 PT Tambang Timah Tbk GDR
           -- Registered Shares                        85,262

  IRELAND -- 1.1%
     9,650 Bank of Ireland                            193,218
     2,400 Elan Corp. PLC-- Sponsored ADR             123,600
                                                   ----------
                                                      316,818
  ISRAEL -- 0.4%
    33,900 Bezeq Israeli
           Telecommunication Corp. Ltd.(1)            131,741

  ITALY -- 4.8%
     5,220 Assicurazioni Generali(2)                  203,244
    32,060 Autostrade Concessioni e
           Costruzioni Autostrade S.p.A.              230,347
    34,290 ENI S.p.A.                                 225,718
   133,510 Finmeccanica S.p.A.                        131,474
    12,010 Istituto Bancario San Paolo di
           Torina S.p.A.                              180,195
    37,310 Telecom Italia S.p.A.(2)                   396,977
                                                   ----------
                                                    1,367,955


28 ING Funds Semi-Annual Report / April 30, 1999

   Shares/
  Principal                                            Market
    Amount                                              Value
-------------------------------------------------------------
  JAPAN -- 17.2%
    13,000 Canon, Inc.                            $   317,923
    14,000 Chugai Pharmaceutical Co., Ltd.            166,499
     8,000 Daiichi Pharmaceutical Co., Ltd.           129,983
    29,000 Fuji Heavy Industries Ltd.                 194,305
    10,000 Fuji Photo Film Co.                        377,722
     9,000 Hitachi Credit Corp.                       394,372
    54,000 Hitachi Ltd.                               189,950
        25 Japan Tobacco, Inc.                        251,256
     8,000 Marui Co., Ltd.                            132,730
    74,000 Mitsubishi Corp.                           489,615
   110,000 Mitsubishi Heavy Industries, Ltd.          481,826
     2,000 Nintendo Co. Ltd.                          186,432
    40,000 Ricoh Co., Ltd.                            385,260
    31,000 Sekisui House, Ltd.                        347,127
     1,600 Sony Corp.                                 149,414
   125,000 Sumitomo Metal Industries Ltd.(1)          166,457
     5,000 Taisho Pharmaceutical Co., Ltd.            153,685
    41,000 Toray Industries, Inc.                     217,362
    19,000 Yamaha Corp.                               201,616
                                                  -----------
                                                    4,933,534
  MEXICO -- 0.5%
    12,500 Grupo Iusacell SA -- Sponsored
           ADR Series L(1)                            140,625

  NETHERLANDS -- 3.5%
     3,170 Akzo Nobel NV(2)                           143,188
     2,320 Koninklijke (Royal) Philips
           Electronics NV(1)                          199,782
     7,310 Royal Dutch Petroleum Co.                  425,578
     8,670 TNT Post Group NV                          233,598
                                                  -----------
                                                    1,002,146
  NEW ZEALAND -- 0.5%
    27,800 Telecom Corp. of New Zealand Ltd.          144,808

  PERU -- 0.1%
     3,000 Southern Peru Copper Corp.                  42,750

  POLAND -- 0.4%
    19,500 Telekomunikacja Polska SA GDR(1)           120,900

  SINGAPORE -- 4.2%
    21,000 City Developments Ltd.                     139,893
    29,000 Keppel Corp. Ltd.                           82,745
    11,000 Natsteel Electronics Ltd.                   36,963
    31,000 Oversea-Chinese Banking Corp. Ltd.         290,574
    27,000 Singapore Airlines Ltd.                    248,305
    15,000 Singapore Press Holdings Ltd.              221,069
   100,000 Singapore Telecommunications, Ltd.         185,109
                                                  -----------
                                                    1,204,658
  SPAIN -- 3.0%
     5,370 Argentaria, Caja Postal y Banco
           Hipotecario de Espana, SA                  126,302
    12,972 Banco Santander Central Hispano, SA        281,800
     6,430 Endesa SA(2)                               142,944
     4,700 Grupo Televisa SA-- Sponsored GDR(1)       192,700
     2,127 Telefonica SA(1)                            99,671
     2,127 Telefonica SA Bonus Rights(1)                1,978
                                                  -----------
                                                      845,395
  SOUTH AFRICA -- 0.8%
    33,300 Sappi Ltd.                                 240,789

  SOUTH KOREA -- 0.9%
    10,000 Samsung Electronics --
           Sponsored GDR(3)                           227,500
       546  Samsung Electronics --
            Sponsored GDR Non-Voting Shares            24,390
                                                  -----------
                                                      251,890
  SWEDEN -- 1.0%
    13,490 Electrolux AB-- Series B(2)                273,414

  SWITZERLAND -- 8.7%
       140 ABB AG -- Bearer Shares                $   204,155
       420 Adecco SA -- Registered Shares             211,679
       120 Compagnie Financiere Richemont
           AG -- A Unit(2)                            204,011
       890 Credit Suisse Group --
           Registered Shares(2)                       176,449
       160 Novartis AG -- Registered Shares(2)        234,159
     1,010 Oerlikon-Buehrle Holding
           AG -- Registered Shares(2)                 148,607
       690 PubliGroupe SA(2)                          422,827
        36 Roche Holding AG                           423,280
       620 UBS AG-- Registered Shares(2)              210,486
       390 Zurich Allied AG(2)                        251,259
                                                  -----------
                                                    2,486,912
  TURKEY -- 0.2%
 2,236,400 Akbank T.A.S.                               71,339

  UNITED KINGDOM -- 23.6%
    15,600 Airtours PLC                               107,912
    12,900 Amvescap PLC                               136,965
    55,100 ASDA Group PLC                             184,148
     6,000 AstraZeneca Group PLC                      234,838
    32,000 Avis Europe PLC                            135,388
    15,800 BAA PLC                                    165,213
    36,700 BG PLC                                     205,899
    36,800 BP Amoco PLC                               697,970
    12,900 Bank of Scotland                           192,996
    10,700 Barclays PLC                               339,786
    22,000 British Aerospace PLC                      164,570
     9,600 The British Land Co. PLC                    87,642
    35,000 British Telecommunications PLC             587,819
     4,700 Dixons Group PLC                           100,333
     2,370 EMAP PLC                                    50,288
     7,400 GKN PLC                                    126,365
    13,100 Glaxo Wellcome PLC                         387,340
    13,000 Granada Group PLC                          277,726
     4,750 Halifax PLC                                 66,938
     7,000 Hays PLC                                    77,813
     9,800 HSBC Holdings PLC                          373,479
    17,100 Kingfisher PLC                              255,832
     5,500 Laporte PLC                                 65,032
    46,800 Legal & General Group PLC                  136,082
    31,900 Lloyds TSB Group PLC                       513,432
     9,700 Provident Financial PLC                    161,818
    19,300 Reuters Group PLC                          261,423
    14,000 SmithKline Beecham PLC                     185,129
    15,100 Vodafone Group PLC                         278,136
    24,100 WPP Group PLC                              212,845
                                                  -----------
                                                    6,771,157
  TOTAL FOREIGN STOCKS
           (Cost-- $24,777,049)                   $27,404,320

-------------------------------------------------------------
  REPURCHASE AGREEMENT -- 4.4%
-------------------------------------------------------------

$1,259,000 State Street Bank & Trust Co.,
           4.80% due 5/3/1999; Proceeds at
           maturity -- $1,259,504; (Fully
           collateralized by U.S. Treasury
           Notes, 5.75% due 10/31/2002;
           Market value -- $1,287,335)
           (Cost -- $1,259,000)                   $ 1,259,000

-------------------------------------------------------------
  TOTAL INVESTMENTS -- 100.0%
-------------------------------------------------------------
           (Cost-- $26,036,049)(4)                $28,663,320

1.       Non-income producing security.

2. Security is partially segregated to cover open forward foreign currency contracts.

3. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

4. Aggregate cost for Federal income tax purposes is substantially the same.

ADR -- American Depository Receipt.

GDR -- Global Depository Receipt.

See Notes to Financial Statements.


ING Funds Semi-Annual Report / April 30, 1999                                 29

APRIL 30, 1999 (UNAUDITED)


SCHEDULE OF INVESTMENTS

ING GLOBAL BRAND NAMES FUND

   Shares/
  Principal                                                                   Market
   Amount                                                                      Value
   ------                                                                      -----
COMMON STOCK -- 98.9%

AUSTRALIA -- 2.3%
  315,700 Foster's Brewing Group Ltd.                                        $   920,895

FINLAND -- 6.2%
   31,390 Nokia Oyj                                                            2,419,509

FRANCE -- 7.4%
    2,830 L'OREAL                                                              1,812,048
    4,150 Louis Vuitton Moet Hennessy                                          1,112,885
                                                                             -----------
                                                                               2,924,933
GERMANY -- 2.1%
    4,900 Adidas-Salomon AG                                                      482,528
    4,950 Volkswagen AG                                                          350,944
                                                                             -----------
                                                                                 833,472
JAPAN -- 5.5%
   12,000 Canon, Inc.                                                            293,467
    8,000 Fuji Photo Film Co.                                                    302,178
   12,000 Honda Motor Co., Ltd.                                                  528,643
    8,000 Sony Corp.                                                             747,069
   10,000 Toyota Motor Corp.                                                     283,920
                                                                             -----------
                                                                               2,155,277
NETHERLANDS -- 8.0%
   42,150 Heineken NV                                                          2,115,445
   14,850 Unilever NV -- Share Certificates                                    1,016,745
                                                                             -----------
                                                                               3,132,190
SWEDEN -- 2.1%
   31,550 Telefonaktiebolaget LM Ericsson -- B Shares                            828,295

SWITZERLAND -- 2.4%
      520 Nestle S.A. -- Registered Shares                                       962,092

UNITED STATES -- 62.9%
    1,630 America Online, Inc.(1)                                                232,683
    9,850 American Express Co.                                                 1,287,272
   25,400 The Coca-Cola Co.                                                    1,727,200
   13,600 Colgate-Palmolive Co.                                                1,393,150
   52,450 Compaq Computer Corp.                                                1,170,291
    9,450 Ford Motor Co.                                                         604,209
   25,550 The Gillette Co.                                                     1,333,391
   11,350 Gucci Group NV -- NY Registered Shares                                 856,216
   38,150 Intel Corp.                                                          2,334,303
   14,900 Johnson & Johnson                                                    1,452,750
   18,300 Mattel, Inc.                                                           473,512
   35,600 McDonald's Corp.                                                     1,508,550
   26,000 Microsoft Corp.(1)                                                   2,114,125
    7,350 NIKE, Inc. -- B Shares                                                 457,078
   32,500 The Pepsi Bottling Group, Inc.(1)                                      684,531
   25,050 PepsiCo, Inc.                                                          925,284
   30,250 Philip Morris Cos. Inc.                                              1,060,641
   10,750 The Procter & Gamble Co.                                             1,008,484
   27,350 Time Warner Inc.                                                     1,914,500
   36,550 The Walt Disney Co.                                                  1,160,462
   11,550 Wm. Wrigley Jr. Co.                                                  1,024,341
                                                                             -----------
                                                                              24,722,973
TOTAL COMMON STOCK
          (Cost -- $36,338,489)                                              $38,899,636

REPURCHASE AGREEMENT -- 1.1%

 $441,000 State Street Bank & Trust Co., 4.800% due 5/3/1999;
          Proceeds at maturity -- $441,176; (Fully collateralized
          by U.S. Treasury Notes, 4.625% due 12/31/2000;
          Market value -- $453,667) (Cost -- $441,000)                       $   441,000

TOTAL INVESTMENTS -- 100.0%

          (Cost -- $36,779,489)(2)                                           $39,340,636


1. Non-income producing security.

2. Aggregate cost for Federal income tax purposes is substantially the same. See Notes to Financial Statements.


ING HIGH YIELD BOND FUND

    Shares/
  Principal                                                                     Market
     Amount                                                   Ratings(1)         Value
-----------------------------------------------------------------------------------------
CORPORATE BONDS -- 96.5%

AIRLINES -- 3.4%
  $1,000,000  Amtran, Inc., Senior Unsecured Notes,
              9.625% due 12/15/2005                              B+/B2        $ 1,017,500

APPAREL MANUFACTURERS -- 1.6%
     500,000  Fruit of the Loom, Senior Unsecured
              Notes, 8.875% due 4/15/2006(2)                    BB/Ba1            495,000

AUTO PARTS -- 1.6%
     500,000  Federal-Mogul Corp., Notes,
              7.500% due 1/15/2009(2)                          BB+/Ba2            488,385

BEVERAGES -- 3.4%
   1,000,000  Canandaigua Brands Inc., Unsecured
              Senior Notes, 8.500% due 3/1/2009                  B+/B1          1,027,500

BROADCASTING SERVICE -- 3.5%
   1,000,000  Echostar DBS Corp., Senior Notes,
              9.250% due 2/1/2006(2)                              B/B2          1,045,000

BUILDINGS -- 3.4%
     500,000  Del E. Webb Corp., Senior Subordinated
              Debentures, 10.250% due 2/15/2010                  B-/B2            517,500
     500,000  U.S. Home Corp., Senior Subordinated
              Notes, 8.875% due 2/15/2009                       BB-/B1            506,875
                                                                              -----------
                                                                                1,024,375
CABLE TV -- 10.1%
   1,000,000  Century Communications, Senior
              Notes, 9.500% due 3/1/2005                       BB-/Ba3          1,075,000
              Jones Intercable, Inc., Senior Notes:
     500,000  9.625% due 3/15/2002                             BB+/Ba2            536,250
     700,000  7.625% due 4/15/2008                             BB+/Ba2            735,000
   1,000,000  Telewest Communications PLC,
              Senior Discount Notes, 9.250%
              due 4/15/2009(2)                                   B+/B1            682,500
                                                                              -----------
                                                                                3,028,750
CELLULAR TELECOMMUNICATIONS -- 4.8%
   1,100,000  Orange PLC, Senior Notes,
              8.000% due 8/1/2008                               B+/Ba3          1,135,750
     300,000  Rogers Cantel Mobile Communications,
              Inc., Senior Subordinated Notes,
              8.800% due 10/1/2007                              BB-/B2            318,750
                                                                              -----------
                                                                                1,454,500
CONTAINERS - METAL/GLASS -- 1.6%
     500,000  Owens-Illinois, Inc., Debentures,
              7.500% due 5/15/2010                             BB+/Ba1            493,227

INDUSTRIAL -- 3.5%
   1,000,000  Volume Services America,
              Senior Subordinated Notes,
              11.250% due 3/1/2009(2)                            B-/B3          1,065,000

MEDICAL - HOSPITALS -- 4.9%
     500,000  Rural/Metro Corp., Senior Notes,
              7.875% due 3/15/2008                             BB-/Ba3            480,000
   1,000,000  Tenet Healthcare Corp.,
              Senior Subordinated Notes,
              8.125% due 12/1/2008(2)                          BB-/Ba3            990,000
                                                                              -----------
                                                                                1,470,000


30 ING Funds Semi-Annual Report / April 30, 1999

    Shares/
  Principal                                                                     Market
     Amount                                                   Ratings(1)         Value
-----------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER -- 5.1%
  $1,000,000  Advanced Glassfiber Yarns LLC,
              Senior Subordinated Notes,
              9.875% due 1/15/2009(2)                             B/B2        $ 1,025,000
     500,000  Westinghouse Air Brake, Senior Notes,
              9.375% due 6/15/2005(2)                           B+/Ba3            522,500
                                                                              -----------
                                                                                1,547,500
MULTIMEDIA -- 5.2%
   1,500,000  Ackerley Group Inc., Series B,
              Senior Subordinated Notes,
              9.000% due 1/15/2009(2)                             B/B2          1,556,250

OIL -- 8.3%
     500,000  Gulf Canada Resources, Senior
              Notes, 8.375% due 11/15/2005                     BB+/Ba1            513,750
              Nuevo Energy Co.:
     500,000  Senior Subordinated Notes,
              9.500% due 4/15/2006                               B+/B1            516,250
   1,000,000  Senior Unsecured Notes,
              8.875% due 6/1/2008                                B+/B1          1,010,000
     500,000  Parker Drilling Co., Series D,
              Senior Unsecured Notes,
              9.750% due 11/15/2006                              B+/B1            457,500
                                                                              -----------
                                                                                2,497,500
PRINTING - COMMERCIAL -- 3.4%
   1,000,000  Phoenix Color Corp.,
              Senior Subordinated Notes,
              10.375% due 2/1/2009(2)                            B-/B3          1,020,000

RACETRACKS -- 1.6%
     450,000  Hollywood Park, Inc.,
              Senior Subordinated Notes,
              9.250% due 2/15/2007(2)                             B/B2            466,875

RADIO -- 3.4%
   1,000,000  Chancellor Media Corp., Series B,
              Senior Subordinated Notes,
              8.125% due 12/15/2007                               B/B1          1,015,000

RENTAL AUTO/EQUIPMENT -- 3.3%
   1,000,000  Budget Group, Inc., Senior Notes,
              9.125% due 4/1/2006(2)                            BB-/B1            995,000

RETAIL - DISCOUNT -- 3.3%
   1,000,000  Ames Department Stores, Inc.,
              Senior Notes, 10.000% due 4/15/2006(2)             B+/B2            992,500

TELECOMMUNICATION SERVICES -- 16.1%
     500,000  Bresnan Communications, Senior Notes,
              8.000% due 2/1/2009(2)                             B+/B2            516,250
   1,000,000  Global Crossing Holding, Ltd.,
              Senior Subordinated Notes,
              Payment-in-Kind,
              10.500% due 6/1/2002                               B-/B3          1,162,500
   1,000,000  Hyperion Telecommunications,
              Senior Subordinated Notes,
              12.000% due 11/1/2007(2)                          B/Caa1          1,055,000
              ITC Deltacom Inc., Senior Notes:
     500,000  8.875% due 3/1/2008                                 B/B2            518,750
     500,000  9.750% due 11/15/2008                               B/B2            530,000
   1,000,000  McLeodUSA, Inc., Senior Notes,
              9.500% due 11/1/2008                               B+/B2          1,080,000
                                                                              -----------
                                                                                4,862,500

TRANSPORTATIONS -- 5.0%
  $  500,000  Railworks, Corp., Senior Subordinated
              Notes, 11.500% due 4/15/2009(2)                     B/B3        $   513,750
   1,000,000  Sea Containers, Senior Notes,
              7.875% due 2/15/2008                             BB-/Ba3            980,000
                                                                              -----------
                                                                                1,493,750
TOTAL CORPORATE BONDS
             (Cost -- $28,556,323)                                            $29,056,112

REPURCHASE AGREEMENT -- 3.5%

  $1,063,000 State Street Bank & Trust Co., 4.800% due
             5/3/1999; Proceeds at maturity -- $1,063,425;
             (Fully collateralized by U.S. Treasury Notes,
             12.000% due 8/15/2003; Market value --
             $1,088,719) (Cost -- $1,063,000)                                 $ 1,063,000

TOTAL INVESTMENTS -- 100.0%

           (Cost -- $29,619,323)(3)                                           $30,119,112

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $13,429,010 in market value or 43.8% of net assets.

3. Aggregate cost for Federal income tax purposes is substantially the same. See Notes to Financial Statements.



                                ING Funds Semi-Annual Report / April 30, 1999 31

APRIL 30, 1999 (UNAUDITED)

SCHEDULE OF INVESTMENTS
ING INTERMEDIATE BOND FUND

    Shares/
  Principal                                                                     Market
     Amount                                                   Ratings(1)         Value
-----------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 8.9%

             US Treasury Notes:
 $1,000,000  5.250% due 8/15/2003                                NR/NR        $   999,063
    175,000  5.875% due 11/15/2005                               NR/NR            179,922
    135,000  4.750% due 11/15/2008                               NR/NR            128,967
             US Treasury Bonds:
  1,170,000  5.500% due 8/15/2028                                NR/NR          1,112,962
    750,000  5.250% due 11/15/2028                               NR/NR            693,281
                                                                              -----------
TOTAL U.S. TREASURY OBLIGATIONS
             (Cost -- $3,199,421)                                             $ 3,114,195

U.S. GOVERNMENT AGENCIES -- 8.2%

             Federal Home Loan Bank:
  2,000,000  5.125% due 9/15/2003                               NR/Aaa        $ 1,962,790
    400,000  Series 100, 5.800% due 9/2/2008                    NR/Aaa            395,429
    500,000  Tennessee Valley Authority,
             Series C, 6.000% due 3/15/2013                     NR/Aaa            498,211
                                                                              -----------
TOTAL U.S. GOVERNMENT AGENCIES
             (Cost -- $2,953,995)                                             $ 2,856,430

CORPORATE BONDS -- 75.3%

AEROSPACE -- 2.8%
  1,000,000  Raytheon Co., Notes,
             5.700% due 11/1/2003                             BBB/Baa1        $   984,364

CABLE TV -- 5.2%
             Jones Intercable Inc., Senior Notes:
  1,000,000  9.625% due 3/15/2002                              BB+/Ba2          1,072,500
    700,000  7.625% due 4/15/2008                              BB+/Ba2            735,000
                                                                              -----------
                                                                                1,807,500
CASINO HOTELS -- 2.9%
  1,000,000  Harrah's Operating Co., Inc.,
             Senior Unsecured Notes,
             7.500% due 1/15/2009                            BBB-/Baa3        1,018,842

CHEMICALS-DIVERSIFIED -- 3.0%
  1,000,000  Equistar Chemicals LP, Senior
             Notes, 8.500% due 2/15/2004(2)                  BBB-/Baa3        1,025,044

COMMERCIAL BANKS -- 2.9%
  1,000,000  Popular Inc., Medium Term Notes,
             6.200% due 4/30/2001                              BBB+/A3            997,634

DIVERSIFIED OPERATIONS -- 2.9%
  1,000,000  Williams Holdings of Delaware,
             Notes, 6.500% due 12/1/2008                     BBB-/Baa2          991,740

ELECTRIC-INTEGRATED -- 5.9%
  1,000,000  Texas-New Mexico Power, Senior
             Notes, 6.250% due 1/15/2009                      BBB/Baa2            976,324
  1,000,000  Niagara Mohawk Power, Series G,
             Senior Notes, 7.750% due 10/1/2008                BB+/Ba2          1,063,052
                                                                              -----------
                                                                                2,039,376
FINANCIAL -- 14.5%
  1,000,000  Finova Capital Corp., Notes,
             6.250% due 8/15/2000                              A-/Baa1        1,006,151
  1,000,000  Ford Motor Credit Co., Notes,
             5.125% due 10/15/2001                                A/A1            988,116
  1,000,000  IKON Capital Inc., Series C,
             Medium Term Notes, 6.330%
             due 12/8/2000                                   BBB+/Baa1            991,367
  1,000,000  Lehman Brothers Holdings Co.,
             Series E, Medium Term Notes,
             6.900% due 1/29/2001                               A/Baa1          1,013,546
  1,000,000  Newcourt Credit Group, Notes,
             6.875% due 2/16/2005(2)                          BBB/Baa3          1,025,995
                                                                              -----------
                                                                                5,025,175
FUNERAL SERVICES & RELATED ITEMS -- 2.7%
  1,000,000  Service Corp. International, Notes,
             6.000% due 12/15/2005                            BBB/Baa1            945,802

OIL-FIELD SERVICES -- 2.7%
 $1,000,000  Petro Geo-Services ASA, Senior
             Notes, 7.125% due 3/30/2028                      BBB/Baa3          $ 949,206

REITS-HEALTH CARE -- 2.8%
  1,000,000  HRPT Properties Trust, Series A, Senior
             Notes, 6.750% due 12/18/2002                     BBB/Baa2            986,400

RETAILS -- 2.8%
  1,000,000  Rite Aid Corp., Notes, 5.500% due
             12/15/2000(2)                                   BBB+/Baa1            987,251

SUPER-REGIONAL BANKS -- 2.9%
  1,000,000  National City Corp., Subordinated
             Notes, 6.875% due 5/15/2019                         A-/A2          990,300

TELECOMMUNICATION SERVICE -- 6.1%
  1,000,000  McLeodUSA Inc., Senior Notes,
             9.500% due 11/1/2008                                B+/B2          1,080,000
  1,000,000  Qwest Communications International,
             Senior Notes, 7.500% due 11/1/2008(2)             BB+/Ba1          1,051,250
                                                                              -----------
                                                                                2,131,250
TELEPHONE -- 2.8%
  1,000,000  Sprint Capital Corp.,
             Senior Unsecured Notes,
             6.875% due 11/15/2028                           BBB+/Baa1            972,252

TOBACCO -- 2.9%
  1,000,000  Philip Morris Cos. Inc., Notes,
             7.000% due 7/15/2005                                 A/A2          1,023,054

TRANSPORTATION -- 8.7%
    999,704  Federal Express Corp., Series 981A,
             Pass Through Certificates,
             6.720% due 1/15/2022                              AAA/Aa2          1,008,721
  1,000,000  Northwest Airlines Corp., Series
             991A, Pass Through Certificates,
             6.810% due 2/1/2020                                AA/Aa3            996,740
  1,000,000  Union Pacific Corp., Notes,
             7.375% due 5/15/2001                            BBB-/Baa3        1,028,626
                                                                              -----------
                                                                                3,034,087
WIRE & CABLE PRODUCTS -- 0.8%
    300,000  Ametek Inc., Senior Notes,
             7.200% due 7/15/2008(2)                           BBB/Ba1            289,435

TOTAL CORPORATE BONDS
             (Cost -- $26,448,515)                                            $26,198,712

SUB-TOTAL INVESTMENTS
             (Cost -- $32,601,931)                                            $32,169,337

REPURCHASE AGREEMENT -- 7.6%

 $2,630,000  State Street Bank & Trust Co., 4.800% due
             5/3/1999; Proceeds at maturity -- $2,631,052;
             (Fully collateralized by U.S. Treasury Notes,
             12.000% due 8/15/2013; Market value --
             $2,688,469) (Cost -- $2,630,000)                                 $ 2,630,000

TOTAL INVESTMENTS -- 100.0%

             (Cost -- $35,231,931)(3)                                         $34,799,337

1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $4,378,975 in market value or 12.8% of net assets.

3. Aggregate cost for Federal income tax purposes is substantially the same. See Notes to Financial Statements.


32  ING Funds Semi-Annual Report / April 30, 1999

ING MONEY MARKET FUND

    Shares/
  Principal                                                                     Market
     Amount                                                   Ratings(1)         Value
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES(2) -- 5.3%

 $  500,000  Federal Home Loan Bank,
             5.10% due 3/3/2000                                  NR/NR        $   499,814
    152,000  Federal Mortgage Corp.,
             4.90% due 8/20/1999                                 NR/NR            149,788
  1,000,000  Fannie Mae, 5.00% due 4/20/2000                     NR/NR            999,719
                                                                              -----------

TOTAL U.S. GOVERNMENT AGENCIES
             (Cost -- $1,649,321)                                             $ 1,649,321

COMMERCIAL PAPER(2) -- 89.9%

AGRICULTURAL OPERATIONS -- 2.1%
    673,000  Cargill Inc.,
             4.93% due 5/14/1999 to 6/10/1999                    A1/P1            670,022

AUTOMOBILE -- 3.0%
    939,000  DaimlerChrysler North America
             Holding Corp., 4.94% due
             5/7/1999 to 8/25/1999                               A1/P1            928,003

BEVERAGES -- 2.9%
    900,000  Coca-Cola Co., 4.93% to 4.97%
             due 5/7/1999 to 5/17/1999(3)                       A1+/P1            898,602

CHEMICAL -- 3.0%
    954,000  DuPont E.I. de Nemours Co.,
             4.91% to 4.92% due
             5/13/1999 to 7/14/1999                             A1+/P1            948,364

COMMERCIAL BANK -- 1.1%
    350,000  Abbey National North America,
             4.91% to 4.96% due
             5/3/1999 to 7/8/1999                               A1+/P1            348,581

COMPUTERS -- 2.9%
    900,000  IBM Corp., 4.93% to 4.97% due
             5/17/1999 to 6/24/1999                              A1/P1            896,023

COSMETICS -- 1.5%
    486,000  Procter and Gamble Co.,
             4.92% due 5/13/1999                                A1+/P1            485,222

DIVERSIFIED FINANCIAL SERVICES -- 10.5%
    900,000  Associates Corp. North America,
             4.93% due 5/12/1999 to 5/20/1999                   A1+/P1            898,138
    500,000  Eksportfinans ASA,
             4.92% due 5/5/1999                                 A1+/P1            499,734
    606,000  General Electric Capital Corp.,
             4.95% to 4.99% due
             5/12/1999 to 7/12/1999                             A1+/P1            603,417
  1,297,000  Transamerica Financial Corp.,
             4.94% to 5.15% due
             5/6/1999 to 6/25/1999                               A1/P1          1,292,304
                                                                              -----------
                                                                                3,293,593
ELECTRIC -- 2.7%
    849,000  MDU Resources Group Inc.,
             4.87% due 5/25/1999                                 A1/P1            846,295

ELECTRONIC -- 1.9%
    595,000  Motorola Inc., 4.94% due 7/1/1999                   A1+/P1            590,151

FINANCE-AUTO LOANS -- 6.8%
  1,300,000  Ford Motor Credit Co., 4.92% to 4.94%
             due 5/11/1999 to 5/21/1999                          A1/P1          1,297,519
    835,000  Toyota Motor Credit Corp.,
             4.87% due 6/1/1999                                 A1+/P1            831,563
                                                                              -----------
                                                                                2,129,082
FINANCE-CONSUMER LOANS -- 3.5%
    500,000  American General Finance Corp.,
             4.94% due 5/11/1999                                 A1/P1            499,332
    600,000  Household Finance Corp.,
             4.89% due 7/1/1999                                  A1/P1            595,140
                                                                              -----------
                                                                                1,094,472

FINANCE-CREDIT CARD -- 4.3%
 $1,360,000  American Express Credit Corp.,
             4.93% to 5.00% due
             5/13/1999 to 11/17/1999                             A1/P1        $ 1,343,152

FINANCE-INVESTMENT BANK -- 6.8%
    961,000  Goldman Sachs Group,
             4.93% to 4.97% due 9/8/1999                        A1+/P1            944,393
    787,000  Merrill Lynch & Co., Inc.,
             4.94% due 6/11/1999                                A1+/P1            782,671
    400,000  Morgan Stanley Dean Witter,
             4.96% due 5/18/1999                                 A1/P1            399,084
                                                                              -----------
                                                                                2,126,148
FINANCE-OTHER SERVICES -- 2.0%
    650,000  Caterpillar Financial Service Corp.,
             4.90% due 8/4/1999                                  A1/P1            641,818

FINANCE-SPECIAL PURPOSE ENTITY -- 4.4%
    551,000  AIG Funding, Inc., 4.89% to 4.94%
             due 5/28/1999                                      A1+/P1            549,026
    837,000  Corporate Asset Funding Co.,
             4.92% to 4.93% due
             6/10/1999 to 7/16/1999                             A1+/P1            830,248
                                                                              -----------
                                                                                1,379,274
FOOD -- 5.7%
  1,003,000  Archer Daniels Midland,
             4.94% to 4.95% due
             6/4/1999 to 6/15/1999                              A1+/P1            997,696
    802,000  Sara Lee Corp., 4.82% due 5/3/1999                 A1+/P1            801,788
                                                                              -----------
                                                                                1,799,484
MACHINERY -- 4.8%
  1,496,000  Deere & Co., 4.86% to 4.92%
             due 5/5/1999 to 5/24/1999                           A1/P1          1,492,538

MEDICAL-DRUGS -- 5.9%
    500,000  American Home Products,
             5.00% due 5/27/1999(3)                              A1/P1            498,270
    500,000  Schering Corp., 4.93% due 6/2/1999                 A1+/P1            497,862
    846,000  SmithKline Beecham Corp.,
             4.87% due 5/4/1999                                 A1+/P1            845,662
                                                                              -----------
                                                                                1,841,794
METALS -- 1.8%
    568,000  Aluminum Co. of America,
             4.94% due 5/10/1999                                 A1/P1            567,314

MULTIMEDIA -- 4.3%
  1,373,000  The Walt Disney Co., 4.98% to 5.00%
             due 11/4/1999 to 11/9/1999                          A1/P1          1,338,124

PHOTO EQUIPMENT AND SUPPLIES -- 4.6%
  1,458,000  Eastman Kodak Co.,
             4.91% due 5/4/1999 to 7/27/1999                     A1/P1          1,448,307

PIPELINES -- 1.2%
    380,000  Consolidated Natural Gas,
             4.85% due 5/10/1999                                A1+/P1            379,547

SPECIAL PURPOSE ACQUISITION -- 1.6%
    500,000  Delaware Funding Corp.,
             4.94% due 6/16/1999                                A1+/P1            496,914

TELEPHONES -- 0.6%
    205,000  AT&T Corp., 4.92% due 5/21/1999                    A1+/P1            204,452

TOTAL COMMERCIAL PAPER
             (Cost -- $28,187,276)                                            $28,187,276


                                ING Funds Semi-Annual Report / April 30, 1999 33

APRIL 30, 1999 (UNAUDITED)


SCHEDULE OF INVESTMENTS
ING MONEY MARKET FUND (CONTINUED)

    Shares/
  Principal                                                                     Market
     Amount                                                   Ratings(1)         Value
-----------------------------------------------------------------------------------------
MEDIUM-TERM NOTES(2) -- 4.8%

DIVERSIFIED FINANCIAL SERVICES -- 1.6%
   $500,000  Chrysler Financial Co. LLC, Series R,
             5.11% due 5/15/2000                                 A1/P1        $   503,717

FINANCE - INVESTMENT BANK -- 1.6%
    500,000  Merrill Lynch & Co., Inc.,
             5.01% due 5/17/1999(4)                             A1+/P1            501,766

FINANCE - LEASING COMPANY -- 1.6%
    500,000  Xerox Credit Corp.,
             5.22% due 3/21/2000                                 A1/P1            499,842

TOTAL MEDIUM-TERM NOTES
             (Cost -- $1,505,325)                                             $ 1,505,325

TOTAL INVESTMENTS -- 100.0%

             (Cost -- $31,341,922)(5)                                         $31,341,922


1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc.

2. Rate shown is yield to maturity on date of purchase in effect at April 30, 1999.

3. 4-2 commercial paper, security may be sold to institutional investors only.

4. Floating rate note, date shown is the next interest reset date. Interest rate in effect at April 30, 1999 is 5.40%.

5.    Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.


BOND RATINGS

All ratings are by Standard & Poor's Rating Group (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's). The definitions of the applicable rating symbol are set forth below:

Standard & Poor's applies indicators "+" and " - " to its rating categories. The indicators show relative standing within the major rating categories.

AAA   -  Highest grade debts in which capacity to pay interest and repay principal is extremely strong.

AA    -  High-grade debts having a very strong capacity to pay interest and repay principal.

A     -  Upper medium grade debts that have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB   -  Debts having an adequate capacity to pay interest and repay principal.
         Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB,B, - Debts rated in these categories are predominantly speculative with CCC, CC respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

Moody's applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Aaa   -  Debts judged to be the best quality and carry the smallest degree of investment risk.

Aa    -  Debts judged to be of high quality by all standards.

A     -  Debts possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

Baa   -  Debts are considered to be medium grade obligations, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba    -  Debts rated in this category are judged to have speculative elements, their future cannot be considered as well assured.

B     -  Debts rated in this category generally lack characteristics of the desirable investment.

Caa   -  Debts in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



SHORT-TERM RATINGS

A-1   -  Standard & Poor's highest rating for demand obligations and commercial paper. It indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation.

A-2   -  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

P-1   -  Moody's highest commercial paper rating. Issuers rated Prime-1 ("P-1")
         have a superior ability for repayment of senior short-term promissory obligations.

P-2   -  Issuers rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term promissory obligations.



34 ING Funds Semi-Annual Report / April 30, 1999

FOR THE PERIOD ENDED APRIL 30, 1999 (UNAUDITED)

FINANCIAL HIGHLIGHTS
ING SMALL CAP GROWTH FUND


For a share of beneficial interest outstanding           Class A             Class B          Class C         Class X
throughout the period:                                  Shares(1)           Shares(1)        Shares(1)       Shares(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period         $    10.00          $    10.00       $    10.00      $    11.24

From investment operations:
  Net investment loss                                       (0.03)              (0.02)           (0.02)          (0.02)
  Net realized and unrealized gain (loss)                    0.29                0.25             0.25           (0.97)
                                                       ----------          ----------       ----------      ----------
  Total from investment operations                           0.26                0.23             0.23           (0.99)
                                                       ----------          ----------       ----------      ----------
Distributions paid from investment income                      --                  --               --              --
                                                       ----------          ----------       ----------      ----------
Net asset value per share, end of period               $    10.26          $    10.23       $    10.23      $    10.25

NET ASSETS, END OF PERIOD (in thousands)               $   26,497          $      396       $       53      $      322
Total investment return at net asset value(3,4)              2.60%               2.30%            2.30%         - 8.81%
Ratios to average net assets:(5)
  Net expenses                                               1.35%               2.00%            2.00%           2.00%
  Gross expenses                                             2.55%               2.78%            2.78%           2.78%
  Net investment loss                                      - 0.75%             - 1.59%          - 1.60%         - 1.72%
Portfolio turnover rate                                     50.23%              50.23%           50.23%          50.23%
----------------------------------------------------------------------------------------------------------------------


1. Class A, B and C shares commenced operations on December 15, 1998.

2. Class X shares commenced operations on January 11, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been (6.98)%.

4. Total return is not annualized.

5. Annualized.


FINANCIAL HIGHLIGHTS
ING FOCUS FUND

For a share of beneficial interest outstanding           Class A            Class B          Class C          Class X
throughout the period:                                  Shares(1)           Shares(1)        Shares(1)       Shares(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period         $    10.00          $    10.00       $    10.00       $    10.85

From investment operations:
  Net investment loss                                       (0.01)              (0.01)           (0.00)           (0.01)
  Net realized and unrealized gain                           1.97                1.94             1.93             1.08
                                                       ----------          ----------       ----------       ----------
  Total from investment operations                           1.96                1.93             1.93             1.07
                                                       ----------          ----------       ----------       ----------
Distributions paid from investment income                      --                  --               --               --
                                                       ----------          ----------       ----------       ----------
Net asset value per share, end of period               $    11.96          $    11.93       $    11.93       $    11.92

NET ASSETS, END OF PERIOD (in thousands)               $   30,744          $      731       $      120       $      565
Total investment return at net asset value(3,4)             19.60%              19.30%           19.30%            9.86%
Ratios to average net assets:(5)
  Net expenses                                               1.32%               1.94%            1.92%            1.92%
  Gross expenses                                             2.51%               2.71%            2.66%            2.70%
  Net investment loss                                      - 0.18%             - 0.94%          - 0.79%          - 0.90%
Portfolio turnover rate                                     37.20%              37.20%           37.20%           37.20%
------------------------------------------------------------------------------------------------------------------------


1.    Class A, B and C shares commenced operations on December 15, 1998.

2.    Class X shares commenced operations on January 12, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 12.06%.

4.    Total return is not annualized.

5.    Annualized.


                               ING Funds Semi-Annual Report / April 30, 1999  35

FOR THE PERIOD ENDED APRIL 30, 1999 (UNAUDITED)

FINANCIAL HIGHLIGHTS
ING MID CAP GROWTH FUND

For a share of beneficial interest outstanding           Class A            Class B         Class C          Class X
throughout the period:                                  Shares(1)          Shares(1)       Shares(1)        Shares(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period         $    10.00         $    10.00       $    10.00      $    10.53

From investment operations:
  Net investment income (loss)                               0.01              (0.02)           (0.01)          (0.02)
  Net realized and unrealized gain (loss)                    0.08               0.08             0.07           (0.44)
                                                       ----------         ----------       ----------      ----------
  Total from investment operations                           0.09               0.06             0.06           (0.46)
                                                       ----------         ----------       ----------      ----------
Distributions paid from investment income                      --                 --               --              --
                                                       ----------         ----------       ----------      ----------
Net asset value per share, end of period               $    10.09         $    10.06       $    10.06      $    10.07

NET ASSETS, END OF PERIOD (in thousands)               $   26,517         $      132       $       29      $      198

Total investment return at net asset value(3,4)              0.90%              0.60%            0.60%         - 4.37%
Ratios to average net assets:(5)
  Net expenses                                               1.35%              2.00%            2.00%           2.00%
  Gross expenses                                             2.55%              2.78%            2.76%           2.80%
  Net investment income (loss)                               0.29%            - 1.07%          - 0.90%         - 1.08%
Portfolio turnover rate                                     11.98%             11.98%           11.98%          11.98%
----------------------------------------------------------------------------------------------------------------------

1.    Class A, B and C shares commenced operations on December 15, 1998.

2.    Class X shares commenced operations on January 19, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been (2.46)%.

4.    Total return is not annualized.

5.    Annualized.


FINANCIAL HIGHLIGHTS
ING LARGE CAP GROWTH FUND

For a share of beneficial interest                       Class A            Class B           Class C        Class X
outstanding throughout the period:                      Shares(1)          Shares(1)         Shares(1)       Shares(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period         $    10.00          $    10.00       $    10.00       $    10.82

From investment operations:
  Net investment loss                                       (0.01)              (0.02)           (0.02)           (0.02)
  Net realized and unrealized gain                           1.44                1.43             1.43             0.61
                                                       ----------          ----------       ----------       ----------
  Total from investment operations                           1.43                1.41             1.41             0.59
                                                       ----------          ----------       ----------       ----------
Distributions paid from investment income                      --                  --               --               --
                                                       ----------          ----------       ----------       ----------
Net asset value per share, end of period               $    11.43          $    11.41       $    11.41       $    11.41

NET ASSETS, END OF PERIOD (in thousands)               $   32,819          $      889       $      549       $    2,882
Total investment return at net asset value(3,4)             14.30%              14.10%           14.10%            5.45%
Ratios to average net assets:(5)
  Net expenses                                               1.29%               1.94%            1.94%            1.94%
  Gross expenses                                             2.30%               2.55%            2.55%            2.55%
  Net investment loss                                      - 0.36%             - 1.16%          - 1.17%          - 1.18%
Portfolio turnover rate                                     14.79%              14.79%           14.79%           14.79%
----------------------------------------------------------------------------------------------------------------------

1.    Class A, B and C shares commenced operations on December 15, 1998.

2.    Class X shares commenced operations on January 11, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 7.56%.

4.    Total return is not annualized.

5.    Annualized.

36  ING Funds Semi-Annual Report / April 30, 1999

For the period ended April 30, 1999 (unaudited)

FINANCIAL HIGHLIGHTS
ING Tax Efficient Equity Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                            $ 10.00        $10.00        $10.00       $11.08

From investment operations:
  Net investment income                                                      0.01          0.00          0.00         0.00
  Net realized and unrealized gain                                           1.72          1.73          1.69         0.62
                                                                          -------        ------        ------       ------
  Total from investment operations                                           1.73          1.73          1.69         0.62
                                                                          -------        ------        ------       ------
Distributions paid from investment income                                     --            --            --           --
                                                                          -------        ------        ------       ------
Net asset value per share, end of period                                  $ 11.73        $11.73        $11.69       $11.70
NET ASSETS, END OF PERIOD (in thousands)                                  $39,898        $3,166        $  162       $2,555
Total investment return at net asset value(3,4)                             17.30%        17.30%        16.90%        5.60%
Ratios to average net assets:(5)
  Net expenses                                                               1.23%         1.86%         1.76%        1.85%
  Gross expenses                                                             2.27%         2.50%         2.33%        2.49%
  Net investment income (loss)                                               0.39%        -0.23%         0.12%       -0.23%
Portfolio turnover rate                                                      1.64%         1.64%         1.64%        1.64%
---------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 11, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 7.71%.

4.  Total return is not annualized.

5.  Annualized.


FINANCIAL HIGHLIGHTS
ING Growth & Income Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                           $ 10.00        $10.00        $10.00       $10.67

From investment operations:
  Net investment income (loss)                                              0.01         (0.01)        (0.00)       (0.01)
  Net realized and unrealized gain                                          1.04          1.05          1.03         0.36
                                                                         -------        ------        ------       ------
  Total from investment operations                                          1.05          1.04          1.03         0.35
                                                                         -------        ------        ------       ------
Distributions paid from investment income                                  (0.01)        (0.02)          --         (0.01)
                                                                         -------        ------        ------       ------
Net asset value per share, end of period                                 $ 11.04        $11.02        $11.03       $11.01
NET ASSETS, END OF PERIOD (in thousands)                                 $31,087        $  282        $   15       $  706
Total investment return at net asset value(3,4)                            10.52%        10.39%        10.30%        3.32%
Ratios to average net assets:(5)
  Net expenses                                                              1.26%         1.90%         1.90%        1.89%
  Gross expenses                                                            2.27%         2.50%         2.48%        2.51%
  Net investment income (loss)                                              0.28%        -0.45%        -0.32%       -0.42%
Portfolio turnover rate                                                    10.23%        10.23%        10.23%       10.23%
---------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 12, 1999.

3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 5.39%.

4.  Total return is not annualized.

5.  Annualized.


                                ING Funds Semi-Annual Report / April 30, 1999 37

For the period ended April 30, 1999 (unaudited)

FINANCIAL HIGHLIGHTS
ING International Bond Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                            $10.00        $10.00        $10.00       $ 9.87

From investment operations:
  Net investment income(3)                                                  0.06          0.03          0.03         0.03
  Net realized and unrealized loss(4)                                      (0.75)        (0.74)        (0.75)       (0.63)
                                                                          ------        ------        ------       ------
  Total from investment operations                                         (0.69)        (0.71)        (0.72)       (0.60)
                                                                          ------        ------        ------       ------
Distributions paid from investment income                                  (0.08)        (0.05)        (0.05)       (0.04)
                                                                          ------        ------        ------       ------
Net asset value per share, end of period                                  $ 9.23        $ 9.24        $ 9.23       $ 9.23
NET ASSETS, END OF PERIOD (in thousands)                                  $24,327       $  348        $    5       $  617
Total investment return at net asset value(5,6)                            -6.95%        -7.12%        -7.21%       -6.11%
Ratios to average net assets:(7)
  Net expenses                                                              1.48%         2.12%         2.21%        2.09%
  Gross expenses                                                            2.78%         3.02%         3.12%        2.98%
  Net investment income                                                     1.64%         0.91%         0.94%        1.04%
Portfolio turnover rate                                                    65.03%        65.03%        65.03%       65.03%
---------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 11, 1999.

3. Per share net investment income is based on average number of shares outstanding during the period.

4.  Includes gains and losses on foreign currency transactions.

5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been (4.23)%.

6.  Total return is not annualized.

7.  Annualized.


FINANCIAL HIGHLIGHTS
ING Global Information Technology Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                            $10.00        $10.00        $10.00       $12.42

From investment operations:
  Net investment loss                                                      (0.05)        (0.02)        (0.02)       (0.03)
  Net realized and unrealized gain (loss)(3)                                2.12          2.06          2.06        (0.34)
                                                                          ------        ------        ------       ------
  Total from investment operations                                          2.07          2.04          2.04        (0.37)
                                                                          ------        ------        ------       ------
Distributions paid from investment income                                    --            --            --           --
                                                                          ------        ------        ------       ------
Net asset value per share, end of period                                  $12.07        $12.04        $12.04       $12.05
NET ASSETS, END OF PERIOD (in thousands)                                  $32,933       $  899        $   44       $  939
Total investment return at net asset value(4,5)                            20.70%        20.40%        20.40%       -2.98%
Ratios to average net assets:(6)
  Net expenses                                                              1.50%         2.17%         2.14%        2.15%
  Gross expenses                                                            2.89%         3.13%         3.13%        3.11%
  Net investment loss                                                      -1.07%        -1.72%        -1.70%       -1.68%
Portfolio turnover rate                                                    35.24%        35.24%        35.24%       35.24%
---------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 11, 1999.

3.  Includes gains and losses on foreign currency transactions.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been (1.04)%.

5.  Total return is not annualized.

6.  Annualized.


38 ING Funds Semi-Annual Report / April 30, 1999

For the period ended April 30, 1999 (unaudited)

FINANCIAL HIGHLIGHTS
ING European Equity Fund

                                                                            Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:      Shares(1)     Shares(1)     Shares(1)    Shares(2)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                             $  10.00        $10.00        $10.00       $10.53

From investment operations:
  Net investment income                                                        0.00          0.00          0.00         0.00
  Net realized and unrealized gain(3)                                          0.69          0.67          0.67         0.14
                                                                           --------        ------        ------       ------
  Total from investment operations                                             0.69          0.67          0.67         0.14
                                                                           --------        ------        ------       ------
Distributions paid from investment income                                       --            --            --           --
                                                                           --------        ------        ------       ------
Net asset value per share, end of period                                   $  10.69        $10.67        $10.67       $10.67
NET ASSETS, END OF PERIOD (in thousands)                                   $ 27,544        $  511        $   21       $  550
Total investment return at net asset value(4,5)                               6.90%          6.70%         6.70%        1.33%
Ratios to average net assets:(6)
  Net expenses                                                                1.62%          2.27%         2.27%        2.27%
  Gross expenses                                                              2.93%          3.17%         3.15%        3.17%
  Net investment income (loss)                                               -0.03%         -0.08%         0.17%        0.08%
Portfolio turnover rate                                                      36.77%         36.77%        36.77%       36.77%
-----------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 15, 1999.

3.  Includes gains and losses on foreign currency transactions.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 3.36%.

5.  Total return is not annualized.

6.  Annualized.


FINANCIAL HIGHLIGHTS
ING International Equity Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                            $ 10.00        $10.00        $10.00       $10.24

From investment operations:
  Net investment income                                                      0.01          0.00          0.00         0.00
  Net realized and unrealized gain(3)                                        1.19          1.18          1.17         0.94
                                                                          -------        ------        ------       ------
  Total from investment operations                                           1.20          1.18          1.17         0.94
                                                                          -------        ------        ------       ------
Distributions paid from investment income                                    --            --            --           --
                                                                          -------        ------        ------       ------
Net asset value per share, end of period                                  $ 11.20        $11.18        $11.17       $11.18
NET ASSETS, END OF PERIOD (in thousands)                                  $28,359        $  152        $   22       $  119
Total investment return at net asset value(4,5)                             12.00%        11.80%        11.70%        9.18%
Ratios to average net assets:(6)
  Net expenses                                                               1.59%         2.24%         2.24%        2.24%
  Gross expenses                                                             2.98%         3.21%         3.19%        3.17%
  Net investment income (loss)                                               0.23%        -0.23%        -0.15%        0.15%
Portfolio turnover rate                                                     44.58%        44.58%        44.58%       44.58%
---------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on February 16, 1999.

3.  Includes gains and losses on foreign currency transactions.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 11.36%.

5.  Total return is not annualized.

6.  Annualized.


                                ING Funds Semi-Annual Report / April 30, 1999 39

For the period ended April 30, 1999 (unaudited)

Financial Highlights
ING Global Brand Names Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                            $ 10.00        $10.00        $10.00       $10.76

From investment operations:
  Net investment loss                                                       (0.01)        (0.01)        (0.02)       (0.01)
  Net realized and unrealized gain(3)                                        1.04          1.01          1.02         0.26
                                                                          -------        ------        ------       ------
  Total from investment operations                                           1.03          1.00          1.00         0.25
                                                                          -------        ------        ------       ------
Distributions paid from investment income                                    --            --            --           --
                                                                          -------        ------        ------       ------
Net asset value per share, end of period                                  $ 11.03        $11.00        $11.00       $11.01
NET ASSETS, END OF PERIOD (in thousands)                                  $31,208        $  695        $6,829       $1,254
Total investment return at net asset value(4,5)                             10.30%        10.00%        10.00%        2.32%
Ratios to average net assets:(6)
  Net expenses                                                               1.44%         2.09%         2.07%        1.99%
  Gross expenses                                                             2.64%         2.87%         2.86%        2.78%
  Net investment income (loss)                                              -0.35%       - 0.81%         0.95%        0.77%
Portfolio turnover rate                                                      6.50%         6.50%         6.50%        6.50%
-----------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 14, 1999.

3.  Includes gains and losses on foreign currency transactions.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 4.37%.

5.  Total return is not annualized.

6.  Annualized.


FINANCIAL HIGHLIGHTS
ING High Yield Bond Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                            $ 10.00       $ 10.00       $ 10.00      $ 10.02

From investment operations:
  Net investment income(3)                                                   0.26          0.23          0.25         0.21
  Net realized and unrealized gain                                           0.33          0.33          0.31         0.30
                                                                          -------       -------       -------      -------
  Total from investment operations                                           0.59          0.56          0.56         0.51
                                                                          -------       -------       -------      -------
Distributions paid from investment income                                   (0.26)        (0.22)        (0.23)       (0.20)
                                                                          -------       -------       -------      -------
Net asset value per share, end of period                                  $ 10.33       $ 10.34       $ 10.33      $ 10.33
NET ASSETS, END OF PERIOD (in thousands)                                  $28,754       $ 1,186       $   241      $   444
Total investment return at net asset value(4,5)                              5.99%         5.69%         5.69%        5.11%
Ratios to average net assets:(6)
  Net expenses                                                               0.99%         1.71%         1.75%        1.73%
  Gross expenses                                                             2.13%         2.35%         2.38%        2.36%
  Net investment income                                                      6.92%         6.31%         6.55%        6.73%
Portfolio turnover rate                                                    294.10%       294.10%       294.10%      294.10%
---------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 11, 1999.

3. Per share net investment income is based on average number of shares outstanding during the period.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 7.21%.

5.  Total return is not annualized.

6.  Annualized.


40 ING Funds Semi-Annual Report / April 30, 1999

For the period ended April 30, 1999 (unaudited)

FINANCIAL HIGHLIGHTS
ING Intermediate Bond Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                            $ 10.00       $ 10.00       $ 10.00      $  9.87

From investment operations:
  Net investment income(3)                                                   0.17          0.15          0.15         0.13
  Net realized and unrealized loss                                          (0.23)        (0.25)        (0.23)       (0.12)
                                                                          -------       -------       -------      -------
  Total from investment operations                                          (0.06)        (0.10)        (0.08)        0.01
                                                                          -------       -------       -------      -------
Distributions paid from investment income                                   (0.17)        (0.14)        (0.15)       (0.12)
                                                                          -------       -------       -------      -------
Net asset value per share, end of period                                  $  9.77       $  9.76       $  9.77      $  9.76
NET ASSETS, END OF PERIOD (in thousands)                                  $31,021       $ 1,580       $   428      $ 1,053
Total investment return at net asset value(4,5)                             -0.56%        -0.96%        -0.84%        0.12%
Ratios to average net assets:(6)
  Net expenses                                                               0.95%         1.65%         1.68%        1.66%
  Gross expenses                                                             1.97%         2.16%         2.20%        2.18%
  Net investment income                                                      4.72%         4.14%         4.16%        4.25%
Portfolio turnover rate                                                    148.63%       148.63%       148.63%      148.63%
---------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 11, 1999.

3. Per share net investment income is based on average number of shares outstanding during the period.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 2.12%.

5.  Total return is not annualized.

6.  Annualized.


FINANCIAL HIGHLIGHTS
ING Money Market Fund

                                                                          Class A       Class B       Class C      Class X
For a share of beneficial interest outstanding throughout the period:    Shares(1)     Shares(1)     Shares(1)    Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                            $  1.00        $ 1.00        $ 1.00       $ 1.00

From investment operations:
  Net investment income(3)                                                   0.02          0.01          0.01         0.01
  Net realized and unrealized gain                                            --            --            --           --
                                                                          -------        ------        ------       ------
  Total from investment operations                                           0.02          0.01          0.01         0.01
                                                                          -------        ------        ------       ------
Distributions paid from investment income                                   (0.02)        (0.01)        (0.01)       (0.01)
                                                                          -------        ------        ------       ------
Net asset value per share, end of period                                  $  1.00        $ 1.00        $ 1.00       $ 1.00
NET ASSETS, END OF PERIOD (in thousands)                                  $30,389        $   64        $   57       $  765
Total investment return at net asset value(4,5)                              1.64%         1.35%         1.34%        0.98%
Ratios to average net assets:(6)
  Net expenses                                                               0.66%         1.41%         1.42%        1.39%
  Gross expenses                                                             1.49%         1.75%         1.76%        1.73%
  Net investment income                                                      4.35%         3.55%         3.52%        3.50%
---------------------------------------------------------------------------------------------------------------------------

1.  Class A, B and C shares commenced operations on December 15, 1998.

2.  Class X shares commenced operations on January 20, 1999.

3. Per share net investment income is based on average number of shares outstanding during the period.

4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable contingent deferred sales charges with respect to Class B, C and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 3.00%.

5.  Total return is not annualized.

6.  Annualized.


                                ING Funds - Semi-Annual Report April 30, 1999 41

April 30, 1999 (unaudited)

STATEMENTS OF ASSETS & LIABILITIES

                                                                                                                        ING
                                                                   ING              ING              ING              LARGE CAP
                                                                SMALL CAP          FOCUS           MID CAP             GROWTH
                                                               GROWTH FUND         FUND          GROWTH FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                             $ 24,155,311     $ 24,557,885     $ 24,801,193       $ 32,473,441
Repurchase agreements, at cost                                      709,000        3,196,000        1,158,000            707,000
Foreign currency, at cost                                              --               --               --                 --
                                                               ------------     ------------     ------------       ------------
Investments in securities, at value                            $ 26,596,050     $ 28,974,780     $ 25,886,931       $ 36,309,850
Repurchase agreements, at value                                     709,000        3,196,000        1,158,000            707,000
Cash                                                                    815              478            4,016              2,651
Foreign currency, at value                                             --               --               --                 --
Receivable for investment securities sold                         1,555,599             --            171,350            374,293
Receivable for fund shares sold                                        --                155              166            122,448
Receivable for open foreign currency contracts (Note 5)                --               --               --                 --
Dividend and interest receivable                                      1,167           20,509            5,533             12,453
Reimbursement from Manager (Note 3)                                    --               --              3,881               --
Prepaid registration expense                                         17,124           17,131           17,124             17,131
Prepaid insurance                                                     2,019            2,019            2,019              2,019
                                                               ------------     ------------     ------------       ------------
Total Assets                                                     28,881,774       32,211,072       27,249,020         37,547,845

LIABILITIES:
Payable for investment securities purchased                       1,570,152             --            326,537            352,662
Dividend payable                                                       --               --               --                 --
Shareholder services fee payable (Note 3)                             5,469            6,481            5,360              7,544
Management fee payable (Note 3)                                       5,469            6,481            5,360              5,658
Distribution fee payable (Note 3)                                     2,526            3,139            2,309              5,013
Payable for open foreign currency contracts (Note 5)                   --               --               --                 --
Other accrued expenses                                               30,709           34,480           33,148             37,704
                                                               ------------     ------------     ------------       ------------
Total Liabilities                                                 1,614,325           50,581          372,714            408,581

NET ASSETS                                                     $ 27,267,449     $ 32,160,491     $ 26,876,306       $ 37,139,264

Composition of Net Assets:
   Par value of shares of beneficial interest                  $      2,658     $      2,690     $      2,664       $      3,249
   Capital paid in excess of par value                           26,650,233       27,213,566       26,646,318         33,288,268
   Undistributed net investment income (net investment loss)        (76,037)         (21,097)          27,386            (47,563)
   Accumulated net realized gain (loss)                          (1,750,144)         548,437         (885,800)            58,901
   Net unrealized appreciation (depreciation) of
       investments and foreign currency                           2,440,739        4,416,895        1,085,738          3,836,409

NET ASSETS                                                     $ 27,267,449     $ 32,160,491     $ 26,876,306       $ 37,139,264
Class A Shares
   Net Assets                                                  $ 26,496,575     $ 30,744,440     $ 26,516,602       $ 32,818,960
   Shares Outstanding                                             2,583,083        2,571,531        2,628,685          2,870,690
   Net Asset Value And Redemption Price Per Share              $      10.26     $      11.96     $      10.09       $      11.43
   Maximum Offering Price Per Share                            $      10.89(1)  $      12.69(1)  $      10.71(1)    $      12.13(1)

Class B Shares
   Net Assets                                                  $    395,599     $    730,987     $    131,929       $    888,955
   Shares Outstanding                                                38,660           61,248           13,108             77,908
   Net Asset Value Per Share(3)                                $      10.23     $      11.93     $      10.06       $      11.41

Class C Shares
   Net Assets                                                  $     53,212     $    120,348     $     29,396       $    549,300
   Shares Outstanding                                                 5,201           10,086            2,922             48,163
   Net Asset Value Per Share(4)                                $      10.23     $      11.93     $      10.06       $      11.41

Class X Shares
   Net Assets                                                  $    322,063     $    564,716     $    198,379       $  2,882,049
   Shares Outstanding                                                31,435           47,363           19,709            252,678
   Net Asset Value Per Share(3)                                $      10.25     $      11.92     $      10.07       $      11.41



                                                                   ING
                                                              TAX EFFICIENT
                                                               EQUITY FUND
--------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                             $ 35,044,720
Repurchase agreements, at cost                                    5,636,000
Foreign currency, at cost                                              --
                                                               ------------
Investments in securities, at value                            $ 40,377,394
Repurchase agreements, at value                                   5,636,000
Cash                                                                  3,182
Foreign currency, at value                                             --
Receivable for investment securities sold                              --
Receivable for fund shares sold                                      57,497
Receivable for open foreign currency contracts (Note 5)                --
Dividend and interest receivable                                     24,839
Reimbursement from Manager (Note 3)                                   8,713
Prepaid registration expense                                         17,131
Prepaid insurance                                                     2,019
                                                               ------------
Total Assets                                                     46,126,775

LIABILITIES:
Payable for investment securities purchased                         280,687
Dividend payable                                                       --
Shareholder services fee payable (Note 3)                             8,902
Management fee payable (Note 3)                                       7,121
Distribution fee payable (Note 3)                                     6,298
Payable for open foreign currency contracts (Note 5)                   --
Other accrued expenses                                               42,584
                                                               ------------
Total Liabilities                                                   345,592

NET ASSETS                                                     $ 45,781,183

Composition of Net Assets:
   Par value of shares of beneficial interest                  $      3,905
   Capital paid in excess of par value                           40,411,395
   Undistributed net investment income (net investment loss)         46,422
   Accumulated net realized gain (loss)                             (13,213)
   Net unrealized appreciation (depreciation) of
       investments and foreign currency                           5,332,674

NET ASSETS                                                     $ 45,781,183
Class A Shares
   Net Assets                                                  $ 39,898,462
   Shares Outstanding                                             3,402,807
   Net Asset Value And Redemption Price Per Share              $      11.73
   Maximum Offering Price Per Share                            $      12.45(1)

Class B Shares
   Net Assets                                                  $  3,165,535
   Shares Outstanding                                               269,899
   Net Asset Value Per Share(3)                                $      11.73

Class C Shares
   Net Assets                                                  $    162,490
   Shares Outstanding                                                13,897
   Net Asset Value Per Share(4)                                $      11.69

Class X Shares
   Net Assets                                                  $  2,554,696
   Shares Outstanding                                               218,277
   Net Asset Value Per Share(3)                                $      11.70


1.  Maximum offering price per share is net asset value divided by 94.25%.

2.  Maximum offering price per share is net asset value divided by 95.25%.

3. Redemption price is net asset value per share of Class B and X shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 3).

4. Redemption price is net asset value per share of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase (See Note
    3).

See Notes to Financial Statements.


42 ING Funds Semi-Annual Report / April 30, 1999

                                                                                                    ING GLOBAL
                                                                    ING              ING           INFORMATION           ING
                                                                 GROWTH &       INTERNATIONAL      TECHNOLOGY         EUROPEAN
                                                                INCOME FUND       BOND FUND           FUND           EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                             $ 28,266,403      $ 25,451,619      $ 29,677,312      $ 27,399,194
Repurchase agreements, at cost                                    1,222,000         1,405,000         2,052,000            78,000
Foreign currency, at cost                                              --                --              54,721            41,973
                                                               ------------      ------------      ------------      ------------
Investments in securities, at value                            $ 30,855,325      $ 24,413,230      $ 32,871,312      $ 28,641,272
Repurchase agreements, at value                                   1,222,000         1,405,000         2,052,000            78,000
Cash                                                                 12,773               460               154               533
Foreign currency, at value                                             --                --              55,363            45,277
Receivable for investment securities sold                              --           1,093,041           182,249              --
Receivable for fund shares sold                                       3,816             6,322           131,267            13,500
Receivable for open foreign currency contracts (Note 5)                --               8,969               118              --
Dividend and interest receivable                                     23,518           524,897             5,720            91,078
Reimbursement from Manager (Note 3)                                    --                --                --               5,069
Prepaid registration expense                                         18,930            17,081            17,131            17,131
Prepaid insurance                                                     2,019             2,019             2,019             2,019
                                                               ------------      ------------      ------------      ------------
Total Assets                                                     32,138,381        27,471,019        35,317,333        28,893,879

LIABILITIES:
Payable for investment securities purchased                            --           2,068,754           432,793           193,614
Dividend payable                                                         35            37,551              --                --
Shareholder services fee payable (Note 3)                             6,523             5,167             7,000             5,749
Management fee payable (Note 3)                                       4,892             5,167             8,747             6,609
Distribution fee payable (Note 3)                                     3,075             2,508             3,663             2,814
Payable for open foreign currency contracts (Note 5)                   --                --                 658               512
Other accrued expenses                                               34,288            56,115            49,933            59,912
                                                               ------------      ------------      ------------      ------------
Total Liabilities                                                    48,813         2,175,262           502,794           269,210

NET ASSETS                                                     $ 32,089,568      $ 25,295,757      $ 34,814,539      $ 28,624,669

Composition of Net Assets:
   Par value of shares of beneficial interest                  $      2,906      $      2,739      $      2,885      $      2,677
   Capital paid in excess of par value                           29,365,029        27,283,912        29,644,679        26,846,389
   Undistributed net investment income (net investment loss)         (3,265)            5,773           (87,118)           22,509
   Accumulated net realized gain (loss)                             135,976          (911,563)        2,058,856           508,246
   Net unrealized appreciation (depreciation) of
       investments and foreign currency                           2,588,922        (1,085,104)        3,195,237         1,244,848

NET ASSETS                                                     $ 32,089,568      $ 25,295,757      $ 34,814,539      $ 28,624,669
Class A Shares
   Net Assets                                                  $ 31,087,070      $ 24,326,691      $ 32,932,635      $ 27,543,612
   Shares Outstanding                                             2,815,247         2,634,276         2,728,791         2,575,823
   Net Asset Value And Redemption Price Per Share              $      11.04      $       9.23      $      12.07      $      10.69
   Maximum Offering Price Per Share                            $      11.71(1)   $       9.69(2)   $      12.81(1)   $      11.34(1)

Class B Shares
   Net Assets                                                  $    281,820      $    347,811      $    898,836      $    510,702
   Shares Outstanding                                                25,583            37,662            74,659            47,875
   Net Asset Value Per Share(3)                                $      11.02      $       9.24      $      12.04      $      10.67

Class C Shares
   Net Assets                                                  $     14,631      $      4,672      $     43,849      $     20,523
   Shares Outstanding                                                 1,327               506             3,642             1,924
   Net Asset Value Per Share(4)                                $      11.03      $       9.23      $      12.04      $      10.67

Class X Shares
   Net Assets                                                  $    706,047      $    616,583      $    939,219      $    549,832
   Shares Outstanding                                                64,109            66,772            77,969            51,541
   Net Asset Value Per Share(3)                                $      11.01      $       9.23      $      12.05      $      10.67

                                                                       ING              ING              ING             ING
                                                                  INTERNATIONAL    GLOBAL BRAND      HIGH YIELD     INTERMEDIATE
                                                                   EQUITY FUND      NAMES FUND        BOND FUND       BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                                $ 24,777,049     $ 36,338,489     $ 28,556,323     $32,601,931
Repurchase agreements, at cost                                       1,259,000          441,000        1,063,000       2,630,000
Foreign currency, at cost                                               17,488               14             --               --
                                                                  ------------     ------------     ------------     -----------
Investments in securities, at value                               $ 27,404,320     $ 38,899,636     $ 29,056,112     $32,169,337
Repurchase agreements, at value                                      1,259,000          441,000        1,063,000       2,630,000
Cash                                                                     3,990              459              253             735
Foreign currency, at value                                              12,504               13             --               --
Receivable for investment securities sold                               59,647             --          3,644,620         875,155
Receivable for fund shares sold                                         22,370          671,694           43,855       1,048,143
Receivable for open foreign currency contracts (Note 5)                 46,453             --               --               --
Dividend and interest receivable                                        75,565           30,109          607,609         575,848
Reimbursement from Manager (Note 3)                                       --               --              7,666           5,087
Prepaid registration expense                                            17,131           17,131           17,523          17,523
Prepaid insurance                                                        2,019            2,010            2,019           2,019
                                                                  ------------     ------------     ------------     -----------
Total Assets                                                        28,902,999       40,062,052       34,442,657      37,323,847

LIABILITIES:
Payable for investment securities purchased                            161,540             --          3,591,990       3,068,511
Dividend payable                                                          --               --            184,294         132,679
Shareholder services fee payable (Note 3)                                5,753            7,901            6,141           6,669
Management fee payable (Note 3)                                          7,191            7,901            1,996           3,335
Distribution fee payable (Note 3)                                        2,430            7,056              931           1,689
Payable for open foreign currency contracts (Note 5)                    24,754             --               --               --
Other accrued expenses                                                  49,396           53,473           32,258          29,380
                                                                  ------------     ------------     ------------     -----------
Total Liabilities                                                      251,064           76,331        3,817,610       3,242,263
NET ASSETS                                                        $ 28,651,935     $ 39,985,721     $ 30,625,047     $34,081,584

Composition of Net Assets:
   Par value of shares of beneficial interest                     $      2,557     $      3,628     $      2,963     $     3,490
   Capital paid in excess of par value                              25,599,465       37,285,988       29,703,170      34,753,836
   Undistributed net investment income (net investment loss)            (3,302)         (88,544)            --               --
   Accumulated net realized gain (loss)                                406,921          223,239          419,125        (243,148)
   Net unrealized appreciation (depreciation) of
       investments and foreign currency                              2,646,294        2,561,410          499,789        (432,594)

NET ASSETS                                                        $ 28,651,935     $ 39,985,721     $ 30,625,047     $34,081,584
Class A Shares
   Net Assets                                                     $ 28,359,410     $ 31,208,493     $ 28,753,884     $31,020,629
   Shares Outstanding                                                2,531,190        2,830,617        2,782,232       3,176,635
   Net Asset Value And Redemption Price Per Share                 $      11.20     $      11.03     $      10.33     $      9.77
   Maximum Offering Price Per Share                               $      11.88(1)  $      11.70(1)  $      10.85(2)  $     10.26(2)

Class B Shares
   Net Assets                                                     $    151,722     $    694,650     $  1,186,202     $ 1,579,969
   Shares Outstanding                                                   13,569           63,167          114,758         161,832
   Net Asset Value Per Share(3)                                   $      11.18     $      11.00     $      10.34     $      9.76

Class C Shares
   Net Assets                                                     $     21,853     $  6,828,639     $    241,248     $   427,536
   Shares Outstanding                                                    1,956          620,530           23,353          43,772
   Net Asset Value Per Share(4)                                   $      11.17     $      11.00     $      10.33     $      9.77

Class X Shares
   Net Assets                                                     $    118,950     $  1,253,939     $    443,713     $  1,053,450
   Shares Outstanding                                                   10,640          113,934           42,951          107,902
   Net Asset Value Per Share(3)                                   $      11.18     $      11.01     $      10.33     $       9.76

                                                                     ING MONEY
                                                                      MARKET
                                                                       FUND
------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                                 $31,341,922
Repurchase agreements, at cost                                             --
Foreign currency, at cost                                                  --
                                                                   -----------
Investments in securities, at value                                $31,341,922
Repurchase agreements, at value                                            --
Cash                                                                        30
Foreign currency, at value                                                 --
Receivable for investment securities sold                                  --
Receivable for fund shares sold                                            --
Receivable for open foreign currency contracts (Note 5)                    --
Dividend and interest receivable                                        24,495
Reimbursement from Manager (Note 3)                                     36,101
Prepaid registration expense                                            12,705
Prepaid insurance                                                        2,019
                                                                   -----------
Total Assets                                                        31,417,272

LIABILITIES:
Payable for investment securities purchased                                --
Dividend payable                                                       108,084
Shareholder services fee payable (Note 3)                                6,288
Management fee payable (Note 3)                                          1,572
Distribution fee payable (Note 3)                                          480
Payable for open foreign currency contracts (Note 5)                       --
Other accrued expenses                                                  25,984
                                                                   -----------
Total Liabilities                                                      142,408
NET ASSETS                                                         $31,274,864

Composition of Net Assets:
   Par value of shares of beneficial interest                      $     3,128
   Capital paid in excess of par value                              31,271,736
   Undistributed net investment income (net investment loss)               --
   Accumulated net realized gain (loss)                                    --
   Net unrealized appreciation (depreciation) of
       investments and foreign currency                                    --

NET ASSETS                                                         $31,274,864
Class A Shares
   Net Assets                                                      $30,388,700
   Shares Outstanding                                               30,388,700
   Net Asset Value And Redemption Price Per Share                  $      1.00
   Maximum Offering Price Per Share                                $      1.00

Class B Shares
   Net Assets                                                      $    63,679
   Shares Outstanding                                                   63,679
   Net Asset Value Per Share(3)                                    $      1.00

Class C Shares
   Net Assets                                                      $    57,462
   Shares Outstanding                                                   57,462
   Net Asset Value Per Share(4)                                    $      1.00

Class X Shares
   Net Assets                                                      $   765,023
   Shares Outstanding                                                  765,023
   Net Asset Value Per Share(3)                                    $      1.00


                                ING Funds Semi-Annual Report / April 30, 1999 43

For the period ended April 30, 1999 (unaudited)*

STATEMENTS OF OPERATIONS

                                                                                                                      ING
                                                                         ING             ING           ING         LARGE CAP
                                                                      SMALL CAP         FOCUS        MID CAP        GROWTH
                                                                     GROWTH FUND        FUND       GROWTH FUND       FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                             $    35,461    $    54,655    $   100,978    $    40,708
Dividend                                                                  25,292         69,393         57,830         68,533
Foreign withholding tax                                                     --             --             --             --
                                                                     -----------    -----------    -----------    -----------
Total Income                                                              60,753        124,048        158,808        109,241

EXPENSES:
Management fee (Note 3)                                                  100,464        109,340         97,015         88,236
Distribution fee (Note 3)                                                 50,526         55,023         48,635         60,476
Transfer agent (Note 3)                                                   28,572         28,894         27,041         39,012
Shareholder services (Note 3)                                             25,122         27,335         25,254         29,414
Professional fees                                                         16,350         17,100         16,350         16,350
Fund accounting (Note 3)                                                  16,127         16,127         16,127         16,127
Custodian                                                                  7,626          6,652          8,609          8,187
Registration                                                               5,794          5,944          5,793          7,633
Other expenses                                                             6,324          9,373          6,693          7,852
                                                                     -----------    -----------    -----------    -----------
Total expenses                                                           256,905        275,788        251,517        273,287
                                                                     -----------    -----------    -----------    -----------
Expenses waived and reimbursed by Manager and Distributor (Note 3)      (120,115)      (130,643)      (120,095)      (116,483)
                                                                     -----------    -----------    -----------    -----------
Net expenses                                                             136,790        145,145        131,422        156,804

NET INVESTMENT INCOME (LOSS)                                             (76,037)       (21,097)        27,386        (47,563)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTES 4 AND 5):
Realized gain (loss) from:
   Security transactions                                              (1,750,144)       548,437       (885,800)        58,901
   Forward foreign currency contracts                                       --             --             --             --
   Foreign currency transactions                                            --             --             --             --

NET REALIZED GAIN (LOSS)                                              (1,750,144)       548,437       (885,800)        58,901

Net increase (decrease) in unrealized appreciation from:
   Investments                                                         2,440,739      4,416,895      1,085,738      3,836,409
   Foreign Currency                                                         --             --             --             --

NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION                     2,440,739      4,416,895      1,085,738      3,836,409

Net realized and unrealized gain (loss) on investments
   and foreign currency                                                  690,595      4,965,332        199,938      3,895,310

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $   614,558    $ 4,944,235    $   227,324    $ 3,847,747


                                                                            ING
                                                                       TAX EFFICIENT
                                                                        EQUITY FUND
--------------------------------------------------------------------------------------
Interest                                                                $    76,075
Dividend                                                                    138,781
Foreign withholding tax                                                        --
                                                                        -----------
Total Income                                                                214,856

EXPENSES:
Management fee (Note 3)                                                     105,267
Distribution fee (Note 3)                                                    68,067
Transfer agent (Note 3)                                                      45,473
Shareholder services (Note 3)                                                32,896
Professional fees                                                            16,850
Fund accounting (Note 3)                                                     16,127
Custodian                                                                     9,501
Registration                                                                  9,614
Other expenses                                                                7,876
                                                                        -----------
Total expenses                                                              311,671
                                                                        -----------
Expenses waived and reimbursed by Manager and Distributor (Note 3)         (143,237)
                                                                        -----------
Net expenses                                                                168,434

NET INVESTMENT INCOME (LOSS)                                                 46,422

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTES 4 AND 5):
Realized gain (loss) from:
   Security transactions                                                    (13,213)
   Forward foreign currency contracts                                          --
   Foreign currency transactions                                               --

NET REALIZED GAIN (LOSS)                                                    (13,213)

Net increase (decrease) in unrealized appreciation from:
   Investments                                                            5,332,674
   Foreign Currency                                                            --

NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION                        5,332,674

Net realized and unrealized gain (loss) on investments
   and foreign currency                                                   5,319,461

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 5,365,883

*Commenced operations on December 15, 1998.

 See Notes to Financial Statements.


44 ING Funds Semi-Annual Report / April 30, 1999

                                                                        ING             ING            ING           ING
                                                                      GROWTH &     INTERNATIONAL    TECHNOLOGY     EUROPEAN
                                                                     INCOME FUND     BOND FUND         FUND       EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
Interest                                                             $    29,107    $   344,661    $    33,826    $     1,037
Dividend                                                                 137,150           --           20,904        186,378
Foreign withholding tax                                                     --           (9,607)        (2,843)       (24,247)
                                                                     -----------    -----------    -----------    -----------
Total Income                                                             166,257        335,054         51,887        163,168

EXPENSES:
Management fee (Note 3)                                                   80,538         93,937        148,417        116,683
Distribution fee (Note 3)                                                 54,037         47,304         59,945         51,162
Transfer agent (Note 3)                                                   31,086         31,594         39,802         29,086
Shareholder services (Note 3)                                             26,846         23,484         29,683         25,365
Professional fees                                                         16,350         17,750         18,350         18,100
Fund accounting (Note 3)                                                  16,127         16,127         16,127         16,127
Custodian                                                                  7,711         13,799         13,585         34,071
Registration                                                               6,542          5,964          6,620          5,842
Other expenses                                                             5,975         11,975         12,016          6,843
                                                                     -----------    -----------    -----------    -----------
Total expenses                                                           245,212        261,934        344,545        303,279
                                                                     -----------    -----------    -----------    -----------
Expenses waived and reimbursed by Manager and Distributor (Note 3)      (108,174)      (121,582)      (163,818)      (137,548)
                                                                     -----------    -----------    -----------    -----------
Net expenses                                                             137,038        140,352        180,727        165,731

NET INVESTMENT INCOME (LOSS)                                              29,219        194,702       (128,840)        (2,563)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTES 4 AND 5):
Realized gain (loss) from:
   Security transactions                                                 135,976       (911,563)     2,058,856        508,246
   Forward foreign currency contracts                                       --             --             --             --
   Foreign currency transactions                                            --           10,533         41,722         25,072

NET REALIZED GAIN (LOSS)                                                 135,976       (901,030)     2,100,578        533,318

Net increase (decrease) in unrealized appreciation from:
   Investments                                                         2,588,922     (1,038,389)     3,194,000      1,242,078
   Foreign Currency                                                         --          (46,715)         1,237          2,770

NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION                     2,588,922     (1,085,104)     3,195,237      1,244,848

Net realized and unrealized gain (loss) on investments
   and foreign currency                                                2,724,898     (1,986,134)     5,295,815      1,778,166

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $ 2,754,117    $(1,791,432)   $ 5,166,975    $ 1,775,603

                                                                            ING             ING            ING           ING
                                                                       INTERNATIONAL   GLOBAL BRAND    HIGH YIELD   INTERMEDIATE
                                                                        EQUITY FUND     NAMES FUND      BOND FUND     BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                $    53,775    $    24,469    $   820,286    $   612,977
Dividend                                                                    143,016        117,801           --             --
Foreign withholding tax                                                     (15,931)        (5,397)          --             --
                                                                        -----------    -----------    -----------    -----------
Total Income                                                                180,860        136,873        820,286        612,977

EXPENSES:
Management fee (Note 3)                                                     124,229        124,318         67,294         53,850
Distribution fee (Note 3)                                                    49,794         65,924         52,484         55,192
Transfer agent (Note 3)                                                      26,609         43,964         30,411         31,317
Shareholder services (Note 3)                                                24,846         31,080         25,882         26,925
Professional fees                                                            18,100         16,350         17,350         16,500
Fund accounting (Note 3)                                                     16,127         16,127         16,127         16,127
Custodian                                                                    24,830         12,899          6,221          4,477
Registration                                                                  5,495          8,744          6,149          7,553
Other expenses                                                                6,203         13,292          6,966          7,062
                                                                        -----------    -----------    -----------    -----------
Total expenses                                                              296,233        332,698        228,884        219,003
                                                                        -----------    -----------    -----------    -----------
Expenses waived and reimbursed by Manager and Distributor (Note 3)         (137,735)      (143,159)      (123,991)      (112,797)
                                                                        -----------    -----------    -----------    -----------
Net expenses                                                                158,498        189,539        104,893        106,206

NET INVESTMENT INCOME (LOSS)                                                 22,362        (52,666)       715,393        506,771

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTES 4 AND 5):
Realized gain (loss) from:
   Security transactions                                                    400,755        223,239        419,125       (243,148)
   Forward foreign currency contracts                                         6,166           --             --             --
   Foreign currency transactions                                            (25,664)       (35,878)          --             --

NET REALIZED GAIN (LOSS)                                                    381,257        187,361        419,125       (243,148)

Net increase (decrease) in unrealized appreciation from:
   Investments                                                            2,627,271      2,561,147        499,789       (432,594)
   Foreign Currency                                                          19,023            263           --             --

NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION                        2,646,294      2,561,410        499,789       (432,594)

Net realized and unrealized gain (loss) on investments
   and foreign currency                                                   3,027,551      2,748,771        918,914       (675,742)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $ 3,049,913    $ 2,696,105    $ 1,634,307    $  (168,971)

                                                                          ING MONEY
                                                                           MARKET
                                                                            FUND
-----------------------------------------------------------------------------------
Interest                                                                $   537,975
Dividend                                                                       --
Foreign withholding tax                                                        --
                                                                        -----------
Total Income                                                                537,975

EXPENSES:
Management fee (Note 3)                                                      26,871
Distribution fee (Note 3)                                                    54,043
Transfer agent (Note 3)                                                      36,300
Shareholder services (Note 3)                                                26,871
Professional fees                                                            15,650
Fund accounting (Note 3)                                                     16,127
Custodian                                                                     7,153
Registration                                                                  6,900
Other expenses                                                                7,041
                                                                        -----------
Total expenses                                                              196,956
                                                                        -----------
Expenses waived and reimbursed by Manager and Distributor (Note 3)         (125,519)
                                                                        -----------
Net expenses                                                                 71,437

NET INVESTMENT INCOME (LOSS)                                                466,538

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTES 4 AND 5):
Realized gain (loss) from:
   Security transactions                                                       --
   Forward foreign currency contracts                                          --
   Foreign currency transactions                                               --

NET REALIZED GAIN (LOSS)                                                       --

Net increase (decrease) in unrealized appreciation from:
   Investments                                                                 --
   Foreign Currency                                                            --

NET INCREASE (DECREASE) IN UNREALIZED APPRECIATION                             --

Net realized and unrealized gain (loss) on investments
   and foreign currency                                                        --

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $   466,538

                                 ING Funds Semi-Annual Report/April 30, 1999  45

For the period ended April 30, 1999 (unaudited)*


STATEMENTS OF CHANGES IN NET ASSETS

                                                                       ING             ING             ING            ING
                                                                    Small Cap         Focus          Mid Cap       Large Cap
                                                                   Growth Fund        Fund         Growth Fund    Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                      $    (76,037)   $    (21,097)   $     27,386    $    (47,563)
Net realized gain (loss) on investments and foreign currency        (1,750,144)        548,437        (885,800)         58,901
Net change in unrealized appreciation (depreciation)                 2,440,739       4,416,895       1,085,738       3,836,409
                                                                  ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        614,558       4,944,235         227,324       3,847,747

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                         --              --              --              --
   Class B shares                                                         --              --              --              --
   Class C shares                                                         --              --              --              --
   Class X shares                                                         --              --              --              --
                                                                  ------------    ------------    ------------    ------------
TOTAL DISTRIBUTIONS PAID                                                  --              --              --              --

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares
   Class A shares                                                   25,923,160      25,835,627      26,328,762      29,260,006
   Class B shares                                                      398,626         716,484         126,198         860,482
   Class C shares                                                       50,118         116,842          25,948         534,820
   Class X shares                                                      321,583         546,518         193,618       2,819,996
                                                                  ------------    ------------    ------------    ------------
                                                                    26,693,487      27,215,471      26,674,526      33,475,304
Dividend reinvestments
   Class A shares                                                         --              --              --              --
   Class B shares                                                         --              --              --              --
   Class C shares                                                         --              --              --              --
   Class X shares                                                         --              --              --              --
                                                                  ------------    ------------    ------------    ------------
                                                                          --              --              --              --
Cost of shares repurchased
   Class A shares                                                      (46,693)         (4,007)        (32,581)       (172,349)
   Class B shares                                                       (1,046)           --              --              (233)
   Class C shares                                                         --              --              --              (110)
   Class X shares                                                         --            (2,351)           (106)        (18,238)
                                                                  ------------    ------------    ------------    ------------
                                                                       (47,739)         (6,358)        (32,687)       (190,930)
                                                                  ------------    ------------    ------------    ------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS          26,645,748      27,209,113      26,641,839      33,284,374

INCREASE IN NET ASSETS                                              27,260,306      32,153,348      26,869,163      37,132,121

NET ASSETS:
Beginning of period                                                      7,143           7,143           7,143           7,143

END OF PERIOD                                                     $ 27,267,449    $ 32,160,491    $ 26,876,306    $ 37,139,264

                                                                        ING
                                                                   Tax Efficient
                                                                    Equity Fund
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                       $     46,422
Net realized gain (loss) on investments and foreign currency            (13,213)
Net change in unrealized appreciation (depreciation)                  5,332,674
                                                                   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       5,365,883

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Class X shares                                                          --
                                                                   ------------
TOTAL DISTRIBUTIONS PAID                                                   --

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares
   Class A shares                                                    35,126,191
   Class B shares                                                     2,993,330
   Class C shares                                                       160,081
   Class X shares                                                     2,437,953
                                                                   ------------
                                                                     40,717,555
Dividend reinvestments
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Class X shares                                                          --
                                                                   ------------
                                                                           --
Cost of shares repurchased
   Class A shares                                                      (241,414)
   Class B shares                                                       (24,966)
   Class C shares                                                          --
   Class X shares                                                       (43,018)
                                                                   ------------
                                                                       (309,398)
                                                                   ------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS           40,408,157

INCREASE IN NET ASSETS                                               45,774,040

NET ASSETS:
Beginning of period                                                       7,143

END OF PERIOD                                                      $ 45,781,183

*Commenced operations on December 15, 1998.

See Notes to Financial Statements.


46 ING Funds Semi-Annual Report / April 30, 1999

                                                                                                    ING Global
                                                                      ING              ING         Information         ING
                                                                   Growth &       International    Technology       European
                                                                  Income Fund       Bond Fund         Fund         Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                      $     29,219    $    194,702    $   (128,840)   $     (2,563)
Net realized gain (loss) on investments and foreign currency           135,976        (901,030)      2,100,578         533,318
Net change in unrealized appreciation (depreciation)                 2,588,922      (1,085,104)      3,195,237       1,244,848
                                                                  ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      2,754,117      (1,791,432)      5,166,975       1,775,603

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                      (31,465)       (197,813)           --              --
   Class B shares                                                         (403)           (616)           --              --
   Class C shares                                                         --               (14)           --              --
   Class X shares                                                         (616)         (1,019)           --              --
                                                                  ------------    ------------    ------------    ------------
TOTAL DISTRIBUTIONS PAID                                               (32,484)       (199,462)           --              --

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares
   Class A shares                                                   28,412,917      26,187,852      27,758,422      25,883,003
   Class B shares                                                      274,388         355,214         917,593         498,759
   Class C shares                                                       12,159           2,500          41,363          17,403
   Class X shares                                                      713,104         636,990         982,263         531,918
                                                                  ------------    ------------    ------------    ------------
                                                                    29,412,568      27,182,556      29,699,641      26,931,083
Dividend reinvestments
   Class A shares                                                       31,375         160,974            --              --
   Class B shares                                                          388             144            --              --
   Class C shares                                                         --                10            --              --
   Class X shares                                                          616             494            --              --
                                                                  ------------    ------------    ------------    ------------
                                                                        32,379         161,622            --              --
Cost of shares repurchased
   Class A shares                                                      (54,020)        (55,551)         (6,254)        (88,564)
   Class B shares                                                       (2,826)           (466)        (12,302)           (596)
   Class C shares                                                         --              --              --              --
   Class X shares                                                      (27,309)         (8,653)        (40,664)           --
                                                                  ------------    ------------    ------------    ------------
                                                                       (84,155)        (64,670)        (59,220)        (89,160)
                                                                  ------------    ------------    ------------    ------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS          29,360,792      27,279,508      29,640,421      26,841,923

INCREASE IN NET ASSETS                                              32,082,425      25,288,614      34,807,396      28,617,526

NET ASSETS:
Beginning of period                                                      7,143           7,143           7,143           7,143
s
END OF PERIOD                                                     $ 32,089,568    $ 25,295,757    $ 34,814,539    $ 28,624,669

                                                                      ING             ING             ING             ING
                                                                 International   Global Brand     High Yield     Intermediate
                                                                  Equity Fund     Names Fund       Bond Fund       Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                     $     22,362    $    (52,666)   $    715,393    $    506,771
Net realized gain (loss) on investments and foreign currency          381,257         187,361         419,125        (243,148)
Net change in unrealized appreciation (depreciation)                2,646,294       2,561,410         499,789        (432,594)
                                                                 ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     3,049,913       2,696,105       1,634,307        (168,971)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                        --              --          (696,744)       (483,774)
   Class B shares                                                        --              --           (11,065)        (10,725)
   Class C shares                                                        --              --            (2,908)         (4,305)
   Class X shares                                                        --              --            (4,676)         (7,967)
                                                                 ------------    ------------    ------------    ------------
TOTAL DISTRIBUTIONS PAID                                                 --              --          (715,393)       (506,771)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares
   Class A shares                                                  25,325,858      28,879,261      27,426,447      32,093,501
   Class B shares                                                     141,565         701,812       1,172,412       1,713,369
   Class C shares                                                      18,900       6,724,776         235,711         429,013
   Class X shares                                                     109,335       1,258,901         433,859       1,493,675
                                                                 ------------    ------------    ------------    ------------
                                                                   25,595,658      37,564,750      29,268,429      35,729,558
Dividend reinvestments
   Class A shares                                                        --              --           518,153         359,734
   Class B shares                                                        --              --             2,036           5,391
   Class C shares                                                        --              --             1,831           2,896
   Class X shares                                                        --              --             2,483           3,989
                                                                 ------------    ------------    ------------    ------------
                                                                         --              --           524,503         372,010
Cost of shares repurchased
   Class A shares                                                        (313)       (255,969)        (84,501)       (787,943)
   Class B shares                                                        (466)        (12,628)         (6,166)       (127,786)
   Class C shares                                                        --              --            (3,275)           --
   Class X shares                                                        --           (13,680)           --          (435,656)
                                                                 ------------    ------------    ------------    ------------
                                                                         (779)       (282,277)        (93,942)     (1,351,385)
                                                                 ------------    ------------    ------------    ------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS         25,594,879      37,282,473      29,698,990      34,750,183

INCREASE IN NET ASSETS                                             28,644,792      39,978,578      30,617,904      34,074,441

NET ASSETS:
Beginning of period                                                     7,143           7,143           7,143           7,143
END OF PERIOD                                                    $ 28,651,935    $ 39,985,721    $ 30,625,047    $ 34,081,584

                                                                  ING Money
                                                                   Market
                                                                    Fund
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                    $    466,538
Net realized gain (loss) on investments and foreign currency            --
Net change in unrealized appreciation (depreciation)                    --
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      466,538

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                   (462,292)
   Class B shares                                                       (373)
   Class C shares                                                       (226)
   Class X shares                                                     (3,647)
                                                                ------------
TOTAL DISTRIBUTIONS PAID                                            (466,538)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Net proceeds from sale of shares
   Class A shares                                                 37,057,997
   Class B shares                                                     66,084
   Class C shares                                                     60,307
   Class X shares                                                    970,399
                                                                ------------
                                                                  38,154,787
Dividend reinvestments
   Class A shares                                                    353,717
   Class B shares                                                        214
   Class C shares                                                         95
   Class X shares                                                      1,749
                                                                ------------
                                                                     355,775
Cost of shares repurchased
   Class A shares                                                 (7,025,395)
   Class B shares                                                     (5,000)
   Class C shares                                                     (5,321)
   Class X shares                                                   (207,125)
                                                                ------------
                                                                  (7,242,841)
                                                                ------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        31,267,721

INCREASE IN NET ASSETS                                            31,267,721

NET ASSETS:
Beginning of period                                                    7,143

END OF PERIOD                                                   $ 31,274,864


                               ING Funds Semi-Annual Report / April 30, 1999  47

April 30, 1999 (unaudited)

                          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

    ING Funds Trust (the "Trust") was organized as a Delaware business trust on July 30, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust consists of twenty investment portfolios (each, a "Fund" and, collectively, the "Funds"): the ING U.S. Treasury Money Market Fund, ING Money Market Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund, ING International Bond Fund, ING Mortgage Income Fund, ING National Tax-Exempt Bond Fund, ING Large Cap Growth Fund, ING Growth & Income Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Balanced Fund, ING Global Brand Names Fund, ING International Equity Fund, ING Emerging Markets Equity Fund, ING European Equity Fund, ING Tax Efficient Equity Fund, ING Focus Fund, ING Global Information Technology Fund and ING Global Real Estate Fund. Each Fund, except the ING National Tax-Exempt Bond Fund, offers four classes of shares, which have been designated as Class A, B, C, and X shares. The ING National Tax-Exempt Bond Fund offers only Class A, B and C shares. The Funds, except for the ING U.S. Treasury Money Market Fund, ING Mortgage Income Fund, ING National Tax-Exempt Bond Fund, ING Balanced Fund, ING Emerging Markets Equity Fund, and ING Global Real Estate Fund, commenced operations on December 15, 1998.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    SECURITY VALUATION Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME Investment transactions are recorded on trade date. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments.

    FOREIGN CURRENCY TRANSLATION The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

    The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, deposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

48 ING Funds Semi-Annual Report / April 30, 1999

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Funds, except the ING Money Market Fund, are permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled. When a Fund enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to the contract.

    Risks may arise from forward foreign currency exchange contracts with respect to the potential inability of counterparties to meet the terms of their contracts. A forward foreign currency exchange contract may also limit any potential gain which might result should the value of such currency increase.

    U.S. FEDERAL TAX STATUS Each Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. Federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Fund intends not to be subject to U.S. Federal excise tax.

    FOREIGN WITHHOLDING TAXES Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

    DIVIDENDS AND DISTRIBUTIONS The ING Money Market Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund and ING International Bond Fund declare dividends daily from net investment income. Dividends are paid monthly, generally on the last business day of each month. Substantially all of the net investment income of the ING Growth & Income Fund is distributed in the form of quarterly dividends to shareholders. The ING Large Cap Growth Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Global Brand Names Fund, ING International Equity Fund, ING European Equity Fund, ING Tax Efficient Equity Fund, ING Focus Fund and ING Global Information Technology Fund declare and pay dividends annually from substantially all of the Funds' net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by each Fund.

    Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    EXPENSES Expenses directly attributable to a Fund and a specific class are charged to that Fund or class, other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES MANAGER AND SUB-ADVISERS ING Mutual Funds Management Co. LLC (the "Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), serves as the manager of the Funds pursuant to a Management Agreement with the Trust. The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of the average daily net assets of each Fund. The Manager has entered into Sub-Advisory Agreements with Baring Asset Management, Inc., Baring International Investment Ltd., Baring International Investment (Far East) Ltd., Delta Asset Management, Furman Selz Capital Management LLC, ING Investment Management Advisors B.V. and ING Investment Management LLC (the


                                ING Funds Semi-Annual Report / April 30, 1999 49

April 30, 1999 (unaudited)

NOTES TO FINANCIAL STATEMENTS
(continued)

    "Sub-Advisers"). The Sub-Advisers are wholly-owned indirect subsidiaries of ING Group. Under the Sub-Advisory Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Sub-Advisory Agreements, the Manager pays to the Sub-Advisers a monthly fee based on an annual rate of the average daily net assets of each Fund. The applicable management fee, sub-advisory fee, and the Sub-Adviser for each Fund are indicated below:

    FUND NAME                                 SUB-ADVISER                                      MANAGEMENT FEE     SUB-ADVISORY FEE
    ING Small Cap Growth Fund                 Baring Asset Management, Inc.                          1.00%               0.500%
    ING Focus Fund                            Furman Selz Capital Management LLC                     1.00                0.500
    ING Mid Cap Growth Fund                   Furman Selz Capital Management LLC                     1.00                0.500
    ING Large Cap Growth Fund                 Baring Asset Management, Inc.                          0.75                0.375
    ING Tax Efficient Equity Fund             Delta Asset Management                                 0.80                0.400
    ING Growth & Income Fund                  ING Investment Management LLC                          0.75                0.375
    ING International Bond Fund               Baring International Investment Ltd.                   1.00                0.500
    ING Global Information Technology Fund    ING Investment Management Advisors B.V.                1.25                0.625
    ING European Equity Fund                  ING Investment Management Advisors B.V.                1.15                0.575
    ING International Equity Fund             Baring International Investment Ltd.                   1.25                0.625
    ING Global Brand Names Fund               ING Investment Management Advisors B.V.                1.00                0.500
    ING High Yield Bond Fund                  ING Investment Management LLC                          0.65                0.325
    ING Intermediate Bond Fund                ING Investment Management LLC                          0.50                0.250
    ING Money Market Fund                     ING Investment Management LLC                          0.25                0.125

    For the period ended April 30, 1999, the Manager and the Sub-Advisers voluntarily waived management and sub-advisory fees as indicated below:

                                                                       MANAGEMENT           SUB-ADVISORY
    FUND NAME                                                          FEE WAIVED             FEE WAIVED
    ING Small Cap Growth Fund                                           $ 75,348               $37,674
    ING Focus Fund                                                        82,004                41,002
    ING Mid Cap Growth Fund                                               72,762                36,381
    ING Large Cap Growth Fund                                             66,176                33,088
    ING Tax Efficient Equity Fund                                         78,950                39,475
    ING Growth & Income Fund                                              60,404                30,202
    ING International Bond Fund                                           70,452                35,226
    ING Global Informational Technology Fund                             111,312                55,656
    ING European Equity Fund                                              87,512                43,756
    ING International Equity Fund                                         93,172                46,586
    ING Global Brand Names Fund                                           93,238                46,619
    ING High Yield Bond Fund                                              50,470                25,235
    ING Intermediate Bond Fund                                            40,388                20,194
    ING Money Market Fund                                                 20,154                10,077

    In addition, for the period ended April 30, 1999, the Manager has agreed to reimburse expenses amounting to $36,101 for ING Money Market Fund, $5,087 for ING Intermediate Bond Fund, $7,666 for ING High Yield Bond Fund, $3,881 for ING Mid Cap Growth Fund, $5,069 for ING European Equity Fund, and $8,713 for ING Tax Efficient Equity Fund.

    DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN The Trust, on behalf of the Funds, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Each Fund pays ING Funds Distributor, Inc. (the "Distributor") monthly, based on an annual rate of up to 0.50% of average daily net assets attributable to the Funds' Class A shares and 0.75% of average daily net assets attributable to the Funds' Class B, C, and X shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund.

    The Funds have adopted a Shareholder Servicing Plan pursuant to which each may pay a service fee up to an annual rate of 0.25% of a Fund's average daily net assets to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates.

50 ING Funds Semi-Annual Report; / April 30, 1999

    For the period ended April 30, 1999, the Distributor voluntarily waived part of the distribution fees. The distribution fees to which the Distributor was entitled, the distribution fees waived, and the shareholder servicing fees are indicated below:

                                                        DISTRIBUTION FEES    DISTRIBUTION FEES       SHAREHOLDER SERVICING
    FUND NAME                                                    ENTITLED               WAIVED                        FEES
    ING Small Cap Growth Fund                                     $50,526              $39,743                     $25,122
    ING Focus Fund                                                 55,023               43,171                      27,335
    ING Mid Cap Growth Fund                                        48,635               39,602                      25,254
    ING Large Cap Growth Fund                                      60,476               44,423                      29,414
    ING Tax Efficient Equity Fund                                  68,067               48,994                      32,896
    ING Growth & Income Fund                                       54,037               42,401                      26,846
    ING International Bond Fund                                    47,304               37,038                      23,484
    ING Global Information Technology Fund                         59,945               46,568                      29,683
    ING European Equity Fund                                       51,162               39,894                      25,365
    ING International Equity Fund                                  49,794               39,594                      24,846
    ING Global Brand Names Fund                                    65,924               43,704                      31,080
    ING High Yield Bond Fund                                       52,484               50,325                      25,882
    ING Intermediate Bond Fund                                     55,192               51,167                      26,925
    ING Money Market Fund                                          54,043               53,142                      26,871

    In addition, the Distributor collects sales charges imposed on sales of each Fund's Class A shares, except for the ING Money Market Fund, and reallows a portion of such charges to dealers through which the sales are made. There is also a contingent deferred sales charge ("CDSC") on Class B, C and X shares, which applies if redemption occurs within six years of purchase for the Class B and X shares and within one year of purchase for the Class C shares. Class A share purchases equal to or exceeding $1,000,000 in the aggregate, which did not incur an initial sales charge, are subject to a 1.00% CDSC if redeemed within one year of purchase.

    For the period ended April 30, 1999, sales charges and CDSC's paid to the Distributor were approximately:

                                               CLASS A SHARES      CLASS B SHARES       CLASS C SHARES      CLASS X SHARES
    FUND NAME                                   SALES CHARGES                CDSC                 CDSC                CDSC
    ING Small Cap Growth Fund                        $ 14,042              $   40                  --                  --
    ING Focus Fund                                     22,589               1,284                  --                  --
    ING Mid Cap Growth Fund                            23,978                  --                  --                  $1
    ING Large Cap Growth Fund                          66,684                  11                  $ 1                 --
    ING Tax Efficient Equity Fund                     123,630                 196                  --                  --
    ING Growth & Income Fund                           36,365                  36                  --                  --
    ING International Bond Fund                         9,634                  12                  --                  --
    ING Global Information Technology Fund             89,852                 100                  --                  --
    ING European Equity Fund                           12,726                  29                  --                  --
    ING International Equity Fund                       9,068                  12                  --                  --
    ING Global Brand Names Fund                        60,897                 131                  --                   2
    ING High Yield Bond Fund                           33,717                  12                  30                  --
    ING Intermediate Bond Fund                         76,410                 198                  --                   1
    ING Money Market Fund                                  --                  43                  --                  --

    OTHER TRANSACTIONS WITH AFFILIATES ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Funds pursuant to which ING Fund Services will perform or engage third parties to perform transfer agency, fund accounting, account services and other services. Under the Fund Services Agreement, each Fund may pay ING Fund Services up to $40,000 for fund accounting services plus out of pocket expenses, $17 per account for transfer agent services plus out of pocket expenses and up to 0.25% of each Fund's average daily net assets annually for account servicing activities.

    All officers and one trustee of the Trust are employees of the Manager.

                                ING Funds Semi-Annual Report / April 30, 1999 51

April 30, 1999 (unaudited)

    NOTES TO FINANCIAL STATEMENTS
    (continued)

    4. INVESTMENTS IN SECURITIES

    For the period ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) and the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purpose were as follows:

                                                                                                               NET APPRECIATION/
    FUND NAME                               PURCHASES             SALES     APPRECIATION      DEPRECIATION        (DEPRECIATION)
    ING Small Cap Growth Fund             $38,882,612       $12,977,158       $3,219,813        $  779,074          $  2,440,739
    ING Focus Fund                         33,412,653         9,403,205        4,966,079           549,184             4,416,895
    ING Mid Cap Growth Fund                28,135,734         2,448,740        2,571,459         1,485,721             1,085,738
    ING Large Cap Growth Fund              36,662,113         4,247,572        4,424,977           588,568             3,836,409
    ING Tax Efficient Equity Fund          35,563,111           505,179        6,142,783           810,109             5,332,674
    ING Growth & Income Fund               30,865,729         2,735,302        3,878,419         1,289,497             2,588,922
    ING International Bond Fund            37,855,156        14,089,202          271,620         1,310,009            (1,038,389)
    ING Global Information Technology
      Fund                                 38,194,284        10,575,829        5,405,590         2,211,590             3,194,000
    ING European Equity Fund               36,697,583         9,779,008        2,492,311         1,250,233             1,242,078
    ING International Equity Fund          35,165,230        10,788,936        3,384,092           756,821             2,627,271
    ING Global Brand Names Fund            38,213,942         2,098,692        4,362,825         1,801,678             2,561,147
    ING High Yield Bond Fund               97,597,980        69,453,190          590,334            90,545               499,789
    ING Intermediate Bond Fund             72,492,057        39,610,939           47,634           480,228              (432,594)

5.  FORWARD FOREIGN CURRENCY CONTRACTS

    At April 30, 1999, the ING International Bond Fund, ING International Equity Fund, ING European Equity Fund and ING Global Information Technology Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

    ING INTERNATIONAL BOND FUND

                                              LOCAL                              MARKET          SETTLEMENT      UNREALIZED
                                           CURRENCY              COST             VALUE                DATE            GAIN
    -----------------------------------------------------------------------------------------------------------------------
    TO BUY:
    Australian Dollar                      1,620,120        $1,067,578       $1,072,114            5/7/1999       $   4,536
    -----------------------------------------------------------------------------------------------------------------------
    TO SELL:
    Japanese Yen                         129,979,850        $1,092,314       $1,087,881            5/7/1999       $   4,433
    -----------------------------------------------------------------------------------------------------------------------
    Gross unrealized appreciation on
    forward foreign currency contracts                                                                            $   8,969
                                                                                                                  ---------



    ING INTERNATIONAL EQUITY FUND              LOCAL                             MARKET          SETTLEMENT      UNREALIZED
                                            CURRENCY              COST            VALUE                DATE     GAIN (LOSS)
    TO SELL:
    Australian Dollar                      1,126,000        $  720,415       $  745,169           5/26/1999       $(24,754)
    British Pound                             14,902            24,029           23,973            5/3/1999             56
    Japanese Yen                         236,433,000         2,041,736        1,995,339           6/24/1999         46,397
                                                            ----------       ----------                           --------
                                                            $2,786,180       $2,764,481                           $ 21,699
   ------------------------------------------------------------------------------------------------------------------------
   Gross unrealized appreciation on
   forward foreign currency contracts                                                                             $ 46,453
                                                                                                                  --------
   Gross unrealized depreciation on
   forward foreign currency contracts                                                                             $(24,754)
                                                                                                                  --------

    ING EUROPEAN EQUITY FUND                   LOCAL                             MARKET         SETTLEMENT     UNREALIZED
                                            CURRENCY              COST            VALUE               DATE           LOSS
   ------------------------------------------------------------------------------------------------------------------------
    TO BUY:
    British Pound                             40,136          $ 64,980         $064,566           5/4/1999      $   (414)
    EURO                                      20,257            21,452           21,404           5/4/1999           (48)
    EURO                                      20,651            21,870           21,820          5/28/1999           (50)
                                                              --------         --------
                                                              $108,302         $107,790
   ------------------------------------------------------------------------------------------------------------------------
   Gross unrealized appreciation on
   forward foreign currency contracts                                                                           $   (512)
                                                                                                                --------

52 ING Funds Semi-Annual Report / April 30, 1999

    ING GLOBAL INFORMATION TECHNOLOGY FUND

                                         LOCAL                                MARKET         SETTLEMENT         UNREALIZED
                                      CURRENCY               COST              VALUE               DATE        GAIN (LOSS)
    ---------------------------------------------------------------------------------------------------------------------
    TO BUY:
    British Pound                       13,050           $ 21,128           $ 20,994           5/4/1999             $(134)
    EURO                                48,096             51,342             50,818           5/3/1999              (524)
    Japanese Yen                    37,410,637            313,243            313,322           5/6/1999                79
                                                          -------            -------                                -----
                                                         $385,713           $385,134                                $(579)
    ---------------------------------------------------------------------------------------------------------------------

    TO SELL:
    EURO                                16,366           $ 17,331           $ 17,292           5/28/1999            $  39
    ---------------------------------------------------------------------------------------------------------------------
    Gross unrealized appreciation
    on forward foreign currency
    contracts                                                                                                       $ 118
                                                                                                                    -----

    Gross unrealized depreciation
    on forward foreign currency
    contracts                                                                                                       $(658)
                                                                                                                    -----

6.  CONCENTRATION OF RISKS

    HIGH YIELD BOND MARKET The ING Intermediate Bond Fund and ING High Yield Bond Fund may invest in high yield, high risk debt securities. Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of loss of income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities.

    FOREIGN SECURITIES The Funds, except the ING Money Market Fund, may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

    NON-DIVERSIFIED The ING International Bond Fund, ING Global Brand Names Fund and ING Focus Fund are classified as non-diversified investment companies under the Investment Company Act, which means that each Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

    INDUSTRY CONCENTRATION The ING Global Information Technology Fund concentrates its assets in securities related to a particular industry. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

7.  REPURCHASE AGREEMENTS

    The Funds may enter into repurchase agreements with U.S. banks or broker/dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the repurchase price.

                                ING Funds Semi-Annual Report / April 30, 1999 53

April 30, 1999 (unaudited)

NOTES TO FINANCIAL STATEMENTS
(continued)

8.       SHARES OF BENEFICIAL INTEREST

         At April 30, 1999, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

         At April 30, 1999, total paid-in capital amounted to the following for each Fund:

    Fund Name                             Class A Shares    Class B Shares    Class C Shares    Class X Shares
--------------------------------------------------------------------------------------------------------------
ING Small Cap Growth Fund                    $25,878,848       $   399,961       $    52,499       $   321,583
ING Focus Fund                                25,834,001           718,865           119,223           544,167
ING Mid Cap Growth Fund                       26,298,562           128,579            28,329           193,512
ING Large Cap Growth Fund                     29,090,038           862,630           537,091         2,801,758
ING Tax Efficient Equity Fund                 34,887,158         2,970,745           162,462         2,394,935
ING Growth & Income Fund                      28,392,653           274,331            14,540           686,411
ING International Bond Fund                   26,295,656           357,273             4,891           628,831
ING Global Information Technology Fund        27,754,549           907,672            43,744           941,599
ING European Equity Fund                      25,796,820           500,544            19,784           531,918
ING International Equity Fund                 25,327,926           143,480            21,281           109,335
ING Global Brand Names Fund                   28,625,673           691,565         6,727,157         1,245,221
ING High Yield Bond Fund                      27,862,480         1,170,663           236,648           436,342
ING Intermediate Bond Fund                    31,667,673         1,593,355           434,290         1,062,008
ING Money Market Fund                         30,388,700            63,679            57,462           765,023


54  ING Funds Semi-Annual Report / April 30, 1999

Transactions in shares for the period ended April 30, 1999 were as follows:

                                             Shares            Amount
------------------------------------------------------------------------
ING SMALL CAP GROWTH FUND
Class A Shares(1)
    Shares sold                            2,587,347        $ 25,923,160
    Shares issued on reinvestment                 --                  --
    Shares redeemed                           (4,502)            (46,693)
                                        ------------        ------------
    Net increase                           2,582,845        $ 25,876,467
                                        ------------        ------------
Class B Shares(1)
    Shares sold                               38,526        $    398,626
    Shares issued on reinvestment                 --                  --
    Shares redeemed                             (104)             (1,046)
                                        ------------        ------------
    Net increase                              38,422        $    397,580
                                        ------------        ------------
Class C Shares(1)
    Shares sold                                4,963        $     50,118
    Shares issued on reinvestment                 --                  --
    Shares redeemed                               --                  --
                                        ------------        ------------
    Net increase                               4,963        $     50,118
                                        ------------        ------------
Class X Shares(2)
    Shares sold                               31,435        $    321,583
    Shares issued on reinvestment                 --                  --
    Shares redeemed                               --                  --
                                        ------------        ------------
    Net increase                              31,435        $    321,583
                                        ------------        ------------

ING FOCUS FUND
Class A Shares(1)
    Shares sold                            2,571,626        $ 25,835,627
    Shares issued on reinvestment                 --                  --
    Shares redeemed                             (333)             (4,007)
                                        ------------        ------------
    Net increase                           2,571,293        $ 25,831,620
                                        ------------        ------------
Class B Shares(1)
    Shares sold                               61,010        $    716,484
    Shares issued on reinvestment                 --                  --
    Shares redeemed                               --                  --
                                        ------------        ------------
    Net increase                              61,010        $    716,484
                                        ------------        ------------
Class C Shares(1)
    Shares sold                                9,848        $    116,842
    Shares issued on reinvestment                 --                  --
    Shares redeemed                               --                  --
                                        ------------        ------------
    Net increase                               9,848        $    116,842
                                        ------------        ------------
Class X Shares(3)
    Shares sold                               47,561        $    546,518
    Shares issued on reinvestment                 --                  --
    Shares redeemed                             (198)             (2,351)
                                        ------------        ------------
    Net increase                              47,363        $    544,167
                                        ------------        ------------

                                             Shares            Amount
------------------------------------------------------------------------
ING MID CAP GROWTH FUND
Class A Shares(1)
    Shares sold                            2,631,837        $ 26,328,762
    Shares issued on reinvestment                 --                  --
    Shares redeemed                           (3,390)            (32,581)
                                        ------------        ------------
    Net increase                           2,628,447        $ 26,296,181
                                        ------------        ------------
Class B Shares(1)
    Shares sold                               12,870        $    126,198
    Shares issued on reinvestment                 --                  --
    Shares redeemed                               --                  --
                                        ------------        ------------
    Net increase                              12,870        $    126,198
                                        ------------        ------------
Class C Shares(1)
    Shares sold                                2,684        $     25,948
    Shares issued on reinvestment                 --                  --
    Shares redeemed                               --                  --
                                        ------------        ------------
    Net increase                               2,684        $     25,948
                                        ------------        ------------
Class X Shares(4)
    Shares sold                               19,720        $    193,618
    Shares issued on reinvestment                 --                  --
    Shares redeemed                              (11)               (106)
                                        ------------        ------------
    Net increase                              19,709        $    193,512
                                        ------------        ------------

ING LARGE CAP GROWTH FUND
Class A Shares(1)
    Shares sold                            2,886,675        $ 29,260,006
    Shares issued on reinvestment                 --                  --
    Shares redeemed                          (16,223)           (172,349)
                                        ------------        ------------
    Net increase                           2,870,452        $ 29,087,657
                                        ------------        ------------
Class B Shares(1)
    Shares sold                               77,690        $    860,482
    Shares issued on reinvestment                 --                  --
    Shares redeemed                              (20)               (233)
                                        ------------        ------------
    Net increase                              77,670        $    860,249
                                        ------------        ------------
Class C Shares(1)
    Shares sold                               47,935        $    534,820
    Shares issued on reinvestment                 --                  --
    Shares redeemed                              (10)               (110)
                                        ------------        ------------
    Net increase                              47,925        $    534,710
                                        ------------        ------------
Class X Shares(2)
    Shares sold                              254,237        $  2,819,996
    Shares issued on reinvestment                 --                  --
    Shares redeemed                           (1,559)            (18,238)
                                        ------------        ------------
    Net increase                             252,678        $  2,801,758
                                        ------------        ------------


                               ING Funds Semi-Annual Report / April 30, 1999  55

April 30, 1999 (unaudited)

NOTES TO FINANCIAL STATEMENTS
(continued)

Transactions in shares for the period ended April 30, 1999 were as follows:

                                             Shares            Amount
------------------------------------------------------------------------
ING TAX EFFICIENT EQUITY FUND
Class A Shares(1)
    Shares sold                            3,424,531        $ 35,126,191
    Shares issued on reinvestment                 --                  --
    Shares redeemed                          (21,962)           (241,414)
                                        ------------        ------------
    Net increase                           3,402,569        $ 34,884,777
                                        ------------        ------------
Class B Shares(1)
    Shares sold                              271,946        $  2,993,330
    Shares issued on reinvestment                 --                  --
    Shares redeemed                           (2,285)            (24,966)
                                        ------------        ------------
    Net increase                             269,661        $  2,968,364
                                        ------------        ------------
Class C Shares(1)
    Shares sold                               13,659        $    160,081
    Shares issued on reinvestment                 --                  --
    Shares redeemed                               --                  --
                                        ------------        ------------
    Net increase                              13,659        $    160,081
                                        ------------        ------------
Class X Shares(2)
    Shares sold                              222,043        $  2,437,953
    Shares issued on reinvestment                 --                  --
    Shares redeemed                           (3,766)            (43,018)
                                        ------------        ------------
    Net increase                             218,277        $  2,394,935
                                        ------------        ------------

ING GROWTH & INCOME FUND
Class A Shares(1)
    Shares sold                            2,817,014        $ 28,412,917
    Shares issued on reinvestment              2,919              31,375
    Shares redeemed                           (4,924)            (54,020)
                                        ------------        ------------
    Net increase                           2,815,009        $ 28,390,272
                                        ------------        ------------
Class B Shares(1)
    Shares sold                               25,567        $    274,388
    Shares issued on reinvestment                 36                 388
    Shares redeemed                             (258)             (2,826)
                                        ------------        ------------
    Net increase                              25,345        $    271,950
                                        ------------        ------------
Class C Shares(1)
    Shares sold                                1,089        $     12,159
    Shares issued on reinvestment                 --                  --
    Shares redeemed                               --                  --
                                        ------------        ------------
    Net increase                               1,089        $     12,159
                                        ------------        ------------
Class X Shares(3)
    Shares sold                               66,495        $    713,104
    Shares issued on reinvestment                 57                 616
    Shares redeemed                           (2,443)            (27,309)
                                        ------------        ------------
    Net increase                              64,109        $    686,411
                                        ------------        ------------

                                                  Shares             Amount
-----------------------------------------------------------------------------

ING INTERNATIONAL BOND FUND
Class A Shares(1)
    Shares sold                                 2,623,036        $ 26,187,852
    Shares issued on reinvestment                  16,741             160,974
    Shares redeemed                                (5,739)            (55,551)
                                             ------------        ------------
    Net increase                                2,634,038        $ 26,293,275
                                             ------------        ------------
Class B Shares(1)
    Shares sold                                    37,459        $    355,214
    Shares issued on reinvestment                      15                 144
    Shares redeemed                                   (50)               (466)
                                             ------------        ------------
    Net increase                                   37,424        $    354,892
                                             ------------        ------------
Class C Shares(1)
    Shares sold                                       267        $      2,500
    Shares issued on reinvestment                       1                  10
    Shares redeemed                                    --                  --
                                             ------------        ------------
    Net increase                                      268        $      2,510
                                             ------------        ------------
Class X Shares(2)
    Shares sold                                    67,648        $    636,990
    Shares issued on reinvestment                      53                 494
    Shares redeemed                                  (929)             (8,653)
                                             ------------        ------------
    Net increase                                   66,772        $    628,831
                                             ------------        ------------

ING GLOBAL INFORMATION TECHNOLOGY FUND
Class A Shares(1)
    Shares sold                                 2,729,059        $ 27,758,422
    Shares issued on reinvestment                      --                  --
    Shares redeemed                                  (506)             (6,254)
                                             ------------        ------------
    Net increase                                2,728,553        $ 27,752,168
                                             ------------        ------------
Class B Shares(1)
    Shares sold                                    75,415        $    917,593
    Shares issued on reinvestment                      --                  --
    Shares redeemed                                  (994)            (12,302)
                                             ------------        ------------
    Net increase                                   74,421        $    905,291
                                             ------------        ------------
Class C Shares(1)
    Shares sold                                     3,404        $     41,363
    Shares issued on reinvestment                      --                  --
    Shares redeemed                                    --                  --
                                             ------------        ------------
    Net increase                                    3,404        $     41,363
                                             ------------        ------------
Class X Shares(2)
    Shares sold                                    81,228        $    982,263
    Shares issued on reinvestment                      --                  --
    Shares redeemed                                (3,259)            (40,664)
                                             ------------        ------------
    Net increase                                   77,969        $    941,599
                                             ------------        ------------



56  ING Funds Semi-Annual Report / April 30, 1999

 Transactions in shares for the period ended April 30, 1999 were as follows:

                                                    Shares            Amount
-------------------------------------------------------------------------------
ING EUROPEAN EQUITY FUND
Class A Shares(1)
    Shares sold                                   2,584,072        $ 25,883,003
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                  (8,487)            (88,564)
                                                  ---------        ------------
    Net increase                                  2,575,585        $ 25,794,439
                                                  ---------        ------------

Class B Shares(1)
    Shares sold                                      47,694        $    498,759
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                     (57)               (596)
                                                  ---------        ------------
    Net increase                                     47,637        $    498,163
                                                  ---------        ------------
Class C Shares(1)
    Shares sold                                       1,686        $     17,403
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                      --                  --
                                                  ---------        ------------
    Net increase                                      1,686        $     17,403
                                                  ---------        ------------
Class X Shares(5)
    Shares sold                                      51,541        $    531,918
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                      --                  --
                                                  ---------        ------------
    Net increase                                     51,541        $    531,918
                                                  ---------        ------------

ING INTERNATIONAL EQUITY FUND
Class A Shares(1)
    Shares sold                                   2,530,981        $ 25,325,858
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                     (29)               (313)
                                                  ---------        ------------
    Net increase                                  2,530,952        $ 25,325,545
                                                  ---------        ------------
Class B Shares(1)
    Shares sold                                      13,375        $    141,565
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                     (44)               (466)
                                                  ---------        ------------
    Net increase                                     13,331        $    141,099
                                                  ---------        ------------
Class C Shares(1)
    Shares sold                                       1,718        $     18,900
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                      --                  --
                                                  ---------        ------------
    Net increase                                      1,718        $     18,900
                                                  ---------        ------------
Class X Shares(6)
    Shares sold                                      10,640        $    109,335
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                      --                  --
                                                  ---------        ------------
    Net increase                                     10,640        $    109,335
                                                  ---------        ------------

                                                     Shares           Amount
--------------------------------------------------------------------------------
ING GLOBAL BRAND NAMES FUND
Class A Shares(1)
    Shares sold                                   2,853,729        $ 28,879,261
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                 (23,350)           (255,969)
                                                  ---------        ------------
    Net increase                                  2,830,379        $ 28,623,292
                                                  ---------        ------------
Class B Shares(1)
    Shares sold                                      64,089        $    701,812
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                  (1,160)            (12,628)
                                                  ---------        ------------
    Net increase                                     62,929        $    689,184
                                                  ---------        ------------
Class C Shares(1)
    Shares sold                                     620,292        $  6,724,776
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                      --                  --
                                                  ---------        ------------
    Net increase                                    620,292        $  6,724,776
                                                  ---------        ------------
Class X Shares(7)
    Shares sold                                     115,149        $  1,258,901
    Shares issued on reinvestment                        --                  --
    Shares redeemed                                  (1,215)            (13,680)
                                                  ---------        ------------
    Net increase                                    113,934        $  1,245,221
                                                  ---------        ------------

ING HIGH YIELD BOND FUND
Class A Shares(1)
    Shares sold                                   2,739,210        $ 27,426,447
    Shares issued on reinvestment                    51,063             518,153
    Shares redeemed                                  (8,279)            (84,501)
                                                  ---------        ------------
    Net increase                                  2,781,994        $ 27,860,099
                                                  ---------        ------------
Class B Shares(1)
    Shares sold                                     114,925        $  1,172,412
    Shares issued on reinvestment                       200               2,036
    Shares redeemed                                    (605)             (6,166)
                                                  ---------        ------------
    Net increase                                    114,520        $  1,168,282
                                                  ---------        ------------
Class C Shares(1)
    Shares sold                                      23,252        $    235,711
    Shares issued on reinvestment                       180               1,831
    Shares redeemed                                    (317)             (3,275)
                                                  ---------        ------------
    Net increase                                     23,115        $    234,267
                                                  ---------        ------------
Class X Shares(2)
    Shares sold                                      42,707        $    433,859
    Shares issued on reinvestment                       244               2,483
    Shares redeemed                                      --                  --
                                                  ---------        ------------
    Net increase                                     42,951        $    436,342
                                                  ---------        ------------


                               ING Funds Semi-Annual Report/April 30, 1999    57

 April 30, 1999 (unaudited)

NOTES TO FINANCIAL STATEMENTS
(continued)

Transactions in shares for the period ended April 30, 1999 were as follows:

                                                    Shares             Amount
--------------------------------------------------------------------------------
ING INTERMEDIATE BOND FUND
Class A Shares(1)
    Shares sold                                   3,219,676        $ 32,093,501
    Shares issued on reinvestment                    36,508             359,734
    Shares redeemed                                 (79,787)           (787,943)
                                                  ---------        ------------
    Net increase                                  3,176,397        $ 31,665,292
                                                  ---------        ------------

Class B Shares(1)
    Shares sold                                     174,019        $  1,713,369
    Shares issued on reinvestment                       551               5,391
    Shares redeemed                                 (12,976)           (127,786)
                                                  ---------        ------------
    Net increase                                    161,594        $  1,590,974
                                                  ---------        ------------
Class C Shares(1)
    Shares sold                                      43,239        $    429,013
    Shares issued on reinvestment                       295               2,896
    Shares redeemed                                      --                  --
                                                  ---------        ------------
    Net increase                                     43,534        $    431,909
                                                  ---------        ------------
Class X Shares(2)
    Shares sold                                     151,848        $  1,493,675
    Shares issued on reinvestment                       408               3,989
    Shares redeemed                                 (44,354)           (435,656)
                                                  ---------        ------------
    Net increase                                    107,902        $  1,062,008
                                                  ---------        ------------

                                                    Shares             Amount
--------------------------------------------------------------------------------
ING MONEY MARKET FUND
Class A Shares(1)
    Shares sold                                  37,057,997        $ 37,057,997
    Shares issued on reinvestment                   353,717             353,717
    Shares redeemed                              (7,025,395)         (7,025,395)
                                                  ---------        ------------
    Net increase                                 30,386,319        $ 30,386,319
                                                  ---------        ------------
Class B Shares(1)
    Shares sold                                      66,084        $     66,084
    Shares issued on reinvestment                       214                 214
    Shares redeemed                                  (5,000)             (5,000)
                                                  ---------        ------------
    Net increase                                     61,298        $     61,298
                                                  ---------        ------------
Class C Shares(1)
    Shares sold                                      60,307        $     60,307
    Shares issued on reinvestment                        95                  95
    Shares redeemed                                  (5,321)             (5,321)
                                                  ---------        ------------
    Net increase                                     55,081        $     55,081
                                                  ---------        ------------
Class X Shares(8)
    Shares sold                                     970,399        $    970,399
    Shares issued on reinvestment                     1,749               1,749
    Shares redeemed                                (207,125)           (207,125)
                                                  ---------        ------------
    Net increase                                    765,023        $    765,023
                                                  ---------        ------------

1. Class A, B and C shares commenced operations on December 15, 1998.
2. Class X shares commenced operations on January 11, 1999.
3. Class X shares commenced operations on January 12, 1999.
4. Class X shares commenced operations on January 19, 1999.
5. Class X shares commenced operations on January 15, 1999.
6. Class X shares commenced operations on February 16, 1999.
7. Class X shares commenced operations on January 14, 1999.
8.   Class X shares commenced operations on January 20, 1999.

58  ING Funds  Semi-Annual Report/April 30, 1999

ING MUTUAL FUNDS

BOARD OF TRUSTEES
    John J. Pileggi, Chairman of the Board
    Joseph N. Hankin
    Jack D. Rehm
    Blaine E. Rieke
    Richard A. Wedemeyer


OFFICERS
    John J. Pileggi, President & CEO
    Lisa M. Buono, Vice President
    Louis S. Citron, Vice President
    Ralph G. Norton III, Vice President
    Donald E. Brostrom, Treasurer
    Rachelle I. Rehner, Secretary
    Charles Eng, Assistant Treasurer
    Amy Lau, Assistant Treasurer


OFFICE OF THE FUNDS
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


MANAGER
    ING Mutual Funds Management Co. LLC
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


DISTRIBUTOR
    ING Funds Distributor, Inc.
    1475 Dunwoody Drive
    West Chester, PA 19380-1478


CUSTODIAN
    Investors Fiduciary Trust Co.
    801 Pennsylvania Street
    Kansas City, MO 64105


TRANSFER AGENT
    DST Systems, Inc.
    333 W. 11th Street
    Kansas City, MO 64105


INDEPENDENT AUDITORS
    Ernst & Young LLP
    787 Seventh Avenue
    New York, NY 10019


LEGAL COUNSEL
    Paul, Weiss, Rifkind, Wharton & Garrison
    1285 Avenue of the Americas
    New York, NY 10019-6064


SUB-ADVISERS
    Baring Asset Management, Inc.
    125 High Street
    Boston, MA 02110

    Baring International Investment Limited
    155 Bishopgate
    London, England EC2M 3XY

    Baring International Investment
    (Far East) Limited
    19/F Edinburgh Tower, The Landmark,
    15 Queens Road, Central, Hong Kong

    Delta Asset Management
    333 South Grand Avenue
    Los Angeles, CA 90071

    Furman Selz Capital Management LLC
    230 Park Avenue
    New York, NY 10169

    ING Investment Management Advisors B.V.
    Schenkkade 65, 2595 AS
    The Hague, The Netherlands

    ING Investment Management LLC
    5780 Powers Ferry Road, N.W., Suite 300
    Atlanta, GA 30327

                             ING Funds Semi-Annual Report / April 30, 1999    59

ING FUNDS SERVICES
www.ingfunds.com -- Your Around-the-Clock Information Source

INSTANT FUND AND FINANCIAL MARKET INFORMATION
To learn the latest information on the ING Funds and your accounts, look no further than our Web site at www.ingfunds.com. When you reach our homepage you'll have instant access to the prior business day closing prices on all the ING Funds. As a special feature, we also provide updates throughout the business day on the performance of several key financial market indicators -- including the Dow Jones Industrial Average, the S&P 500 Index and the 30-year Treasury bond. What's more, you can even receive free quotes on thousands of mutual funds and stocks.

[Graphic]


REVIEW YOUR ING FUNDS ACCOUNTS To receive an update on your ING Funds accounts simply click on "Shareholders & Investors" on the top of the homepage, and then on "My Accounts." This is a secure section of the site, and you'll be asked to provide your Social Security number and a password/PIN to enter. To create a password, call ING Funds at 1-877-INFO-ING (1-877-463-6464). Once the phone representative establishes the password, click on "View Account" to access your ING Funds portfolio information. Here you'll find a host of information, such as your latest account balance and a complete history of your account. You can even order duplicate statements and tax documents to be sent to your address of record.

[Graphic]


COMING SOON: ACCOUNT TRANSACTIONS In the near future, you'll also be able to use the site to make account purchases, redemptions and exchanges. In the "My Accounts" section you'll click on "Account Transactions." You will then be able to make a purchase, exchange or redemption. After you conduct the transaction you will receive a confirmation in the mail.

[Graphic]

FOR ADDITIONAL INFORMATION ON THE ING FUNDS WEB SITE, PLEASE CALL ING FUNDS AT 1-877-INFO-ING (1-877-463-6464), MONDAY THROUGH FRIDAY, 8:00AM - 6:00PM, EST.

24-HOUR AUTOMATED TELEPHONE INFORMATION
If you don't have access to the Web, you can always call our 24-hour automated telephone information system at 1-877-INFO-ING (1-877-463-6464). The system is easy to use, and with it you can:

-    Obtain fund prices

-    Learn account balances


-    Review recent account history.

And shortly, you'll be able to use this service to make purchases, exchanges and redemptions.


60  ING Funds Semi-Annual Report/April 30, 1999

ING MUTUAL FUNDS

A list of fund objectives and primary portfolios

ING offers a globally diverse fund family to help meet your needs and long-term goals. These include U.S. stock, U.S. bond and a variety of global and international funds. To learn which ING Mutual Funds best meet your investment objectives, contact your financial advisor for additional information, including a prospectus. You can also call us toll free at 1-877-INFO-ING (1-877-463-6464) or visit our Web site at www.ingfunds.com

STOCK FUNDS

                                              FUND OBJECTIVE                        PRIMARY PORTFOLIO
    ING Small Cap Growth Fund                 Growth of capital                     Primarily small cap companies
    ING Focus Fund                            Growth of capital                     A non-diversified portfolio of stocks
    ING Mid Cap Growth Fund                   Growth of capital                     Primarily mid cap companies
    ING Large Cap Growth Fund                 Growth of capital                     Primarily large cap companies
    ING Tax Efficient Equity Fund             High total return                     A diversified portfolio of stocks
    ING Growth&Income Fund                    High total rates of return            Primarily income-producing stocks

GLOBAL/INTERNATIONAL FUNDS

    BOND FUNDS

    ING International Bond Fund               High total return                      A non-diversified portfolio of bonds from
                                                                                     issuers generally outside of the U.S.
    STOCK FUNDS
    ING Global Information Technology Fund    Growth of capital                      Primarily global information technology stocks
    ING European Equity Fund                  Growth of capital                      Primarily European companies
    ING International Equity Fund             Growth of capital                      Primarily companies outside of the U.S.
    ING Global Brand Names Fund               Growth of capital                      A non-diversified portfolio of multi-national
                                                                                     companies with well-known brands

BOND FUNDS


    ING High Yield Bond Fund                  High current income and total return   Below-investment grade corporate bonds
    ING Intermediate Bond Fund                High current income                    U.S. government and high-quality
                                                                                     corporate bonds

MONEYMARKET FUNDS


    ING Money Market Fund                     High level of current income           1st tier commercial paper

ING MUTUAL FUNDS
Information and Services

CUSTOMER SERVICE
REPRESENTATIVES
1-877-INFO-ING
(1-877-463-6464)
Mon - Fri 8:00am - 6:00pm


AUTOMATED FUND AND
ACCOUNT INFORMATION
1-877-INFO-ING
(1-877-463-6464)
24 hours, 7 days a week

WEB SITE
www.ingfunds.com


TRANSFER AGENT
DST Systems, Inc.
333 West 11th Street
Kansas City, MO 64105

This report is authorized for use only when preceded or accompanied by the current ING Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to investors. Please read the prospectus carefully before you invest or send money. This report does not offer for sale or solicit orders to buy any security. If used as sales material after June 30, 1999, this report must be accompanied by performance for the most recently completed calendar quarter.

[ING FUNDS LOGO]

RS.0000.6/99